                       HEARTLAND NEBRASKA TAX FREE FUND

                           790 North Milwaukee Street
                           Milwaukee, Wisconsin 53202


                                October 18, 1996



Dear Heartland Nebraska Tax Free Fund Shareholder:

I am writing you at this time about a matter of primary importance to all of our Heartland Nebraska Tax Free Fund (the "Heartland Fund") shareholders. Those of us at Heartland have appreciated our reception in Nebraska and the confidence placed in us by our shareholders. At the same time, however, we recognize that despite significant efforts, the growth of the Heartland Fund has been limited, and we have been unable to achieve an asset level at which the Fund could achieve optimal diversification and economies of scale.

With the above in mind, I am pleased to send this Proxy Statement/Prospectus that describes and seeks your approval of an Agreement and Plan of Reorganization involving the Heartland Fund and The Nebraska Municipal Fund (the "Ranson Fund"), a series of Ranson Managed Portfolios which is managed by Ranson Capital Corporation ("Ranson"). As a result of the transactions contemplated by the Agreement, the assets of the two Funds will be consolidated and you will become a shareholder in the combined Ranson Fund. It is expected that the value of your Ranson Fund shares will be the same as the value of your Heartland Fund shares immediately prior to the transaction. The investment objective, policies and other attributes of the Ranson Fund are similar to those of the Heartland Fund, although some differences exist which are described in this Proxy Statement.

After careful consideration, the Board of Directors of Heartland Group has unanimously approved this transaction and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

The Board believes that the transaction is fair to, and in the best interests of, the Heartland Fund shareholders, offering you the following benefits:

  1. The combined Ranson Fund will be more than double the size of the existing Heartland Fund. This consolidation should significantly increase the diversification of the Fund's portfolio and allow the Fund to take better advantage of economies of scale.

  2. Ranson Capital's distribution network and capabilities should foster growth and provide greater efficiencies for the combined Fund as it continues to grow.

  3. Ranson is experienced and knowledgeable in the Nebraska municipal securities market, and the Ranson Fund's policies are similar to those of the Heartland Fund with the objective of providing current income that is exempt from both federal and Nebraska personal income tax.

  4. There will be no sales charge or commission to Heartland Fund shareholders on the Ranson Fund shares received in the transaction.

  5. The transaction is structured to be tax-free to the Heartland Fund shareholders.

YOUR VOTE IS ESSENTIAL TO ACCOMPLISH THE TRANSACTION. WE URGE YOU TO VOTE AS SOON AS POSSIBLE, AS YOUR PROMPT ATTENTION WOULD ALLOW US TO ACHIEVE A QUORUM AT THE SPECIAL MEETING OF HEARTLAND FUND SHAREHOLDERS TO BE HELD ON
DECEMBER 2, 1996.

The transaction does not affect any of the other mutual fund series of Heartland Group. Heartland Advisors will continue to manage and remain committed to those funds and to serving your other investment needs. If you have any questions, please feel free to call us at 800-432-7856.

Thank you for your consideration and continued support.


                                          Sincerely,


                                          /s/ William J. Nasgovitz
                                          William J. Nasgovitz
                                          President

                             HEARTLAND GROUP, INC.
                       HEARTLAND NEBRASKA TAX FREE FUND
                          790 North Milwaukee Street
                          Milwaukee, Wisconsin  53202
                 Telephone:  (414) 289-7000 or (800) 432-7856

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                              ON DECEMBER 2, 1996


To the Shareholders of the Heartland
Nebraska Tax Free Fund of the
Heartland Group, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Heartland Nebraska Tax Free Fund (the "Heartland Fund"), a series of Heartland Group, Inc., will be held on Monday, December 2, 1996 at 4:00 p.m., local time, at The Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114. The purpose of the Meeting is to consider and to act upon the following proposals:

          1. To approve an Agreement and Plan of Reorganization (the "Agreement") under which The Nebraska Municipal Fund (the "Ranson Fund"), an investment portfolio of Ranson Managed Portfolios, would acquire all of the assets, and assume the stated liabilities, of the Heartland Fund and, in exchange therefor, the Ranson Fund would issue to the Heartland Fund shares of beneficial interest ("shares") of the Ranson Fund having an aggregate value equal to the value of the Heartland Fund's assets so acquired (net of the liabilities assumed). The Heartland Fund would then make a pro rata distribution of such Ranson Fund shares to its shareholders, and the Heartland Fund shareholders would thereby become shareholders of the Ranson Fund. It is expected that the value of each Heartland Fund shareholder's account with the Ranson Fund after the exchange would be the same as the value of such shareholder's account in the Heartland Fund immediately prior to the exchange.

          2. To transact upon such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of Heartland Group, Inc. has fixed the close of business on October 11, 1996 as the record date for the determination of shareholders of the Heartland Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                  By Order of the Board of Directors

                                   /s/ Lois Schmatzhagen
                                  Lois Schmatzhagen, Secretary

October 18, 1996

     YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED POST-PAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                       HEARTLAND NEBRASKA TAX FREE FUND
                      (A Series of Heartland Group, Inc.)


                          THE NEBRASKA MUNICIPAL FUND
                  (A PORTFOLIO OF RANSON MANAGED PORTFOLIOS)


                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           Dated:  October 18, 1996

     This document is being furnished in connection with the solicitation of proxies by the Board of Directors of Heartland Group, Inc. ("Heartland Group"), for use at the Special Meeting of Shareholders of the Heartland Nebraska Tax Free Fund (the "Heartland Fund"), a series of Heartland Group, to be held on Monday, December 2, 1996 at 4:00 p.m., local time, at The Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114 (the "Meeting").

     The purpose of the Meeting is to consider and vote on the Agreement and Plan of Reorganization (the "Agreement") involving the Heartland Fund and The Nebraska Municipal Fund (the "Ranson Fund"), a separate portfolio of Ranson Managed Portfolios. Under the Agreement, the Ranson Fund would acquire all of the assets, and assume the stated liabilities, of the Heartland Fund, and, in exchange therefor, the Ranson Fund would issue to the Heartland Fund shares of beneficial interest ("shares") of the Ranson Fund. The aggregate value of the Ranson Fund shares so issued would be equal to the value of the Heartland Fund assets so acquired (net of the liabilities assumed). The shares of the Ranson Fund received by the Heartland Fund would then be distributed pro rata to shareholders of the Heartland Fund, and the Heartland Fund would be liquidated and discontinued. It is expected that the value of each Heartland Fund shareholder's account in the Ranson Fund after the proposed transactions (the "Reorganization") would be the same as the value of such shareholder's account in the Heartland Fund immediately prior to the Reorganization. This transaction is being structured as a tax-free reorganization. No sales charge or commission will be imposed on the Ranson Fund shares issued in the Reorganization. See "The Agreement."

     The Ranson Fund is an investment portfolio of the Ranson Managed Portfolios, an open-end, series management company. The investment objective of the Ranson Fund is to seek a high level of current income exempt from both federal income tax and Nebraska income tax, as is consistent with preservation of capital. (The Ranson Fund and the Heartland Fund are collectively referred to herein as the "Funds").

     The principal executive office of Ranson Managed Portfolios is 1 North Main, Minot, North Dakota 58703 (telephone (701) 852-5292 or (800) 601-5593).
The principal executive office of Heartland Group is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202 (telephone (414) 289-7000 or (800) 432-7856).

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely information about the Ranson Fund and the Reorganization that a prospective investor should know before voting on the Reorganization. It should be read carefully and retained for future reference.

     SHARES OF THE RANSON FUND ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Statement of Additional Information, dated October 18, 1996, relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by writing to the Ranson Fund at 1 North Main, Minot, North Dakota 58703, or by calling Ranson Capital Corporation at (701) 852-5292 or
(800) 601-5593. In addition, the Prospectus and Statement of Additional Information of the Ranson Fund, each dated November 30, 1995 (as amended March 4, 1996) (the "Ranson Fund Prospectus" and the "Ranson Fund SAI," respectively) have been filed with the Commission and are incorporated by reference herein. A copy of the Ranson Fund Prospectus accompanies this Proxy Statement/Prospectus and copies of the Ranson Fund SAI may be obtained without charge by writing to or calling the Ranson Fund at the above address or telephone numbers. The Prospectus and Statement of Additional Information of the Heartland Fund, each dated April 30, 1996 (the "Heartland Fund Prospectus" and "Heartland Fund SAI"), have been filed with the Commission, are incorporated by reference herein and may be obtained without charge by writing to Heartland Advisors, Inc. at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202 or calling (414) 289-7000 or
(800) 432-7856.


                               TABLE OF CONTENTS

                                                                            Page
Available Information................................................         5

Introduction, Voting Information and Requirements....................         5

Synopsis.............................................................         6

   Introduction......................................................         6
   The Agreement.....................................................         7
   Reasons for the Reorganization....................................         7
   Comparison of Ranson Fund and Heartland Fund......................         9

Risk Factors.........................................................        19

   Geographic Concentration..........................................        19
   Non-Diversified Investment Companies..............................        19
   Investment/Non-Investment Grade Debt..............................        20
   Trading Market of the Debt Obligations............................        21
   Futures Contracts and Options.....................................        21
   Illiquid Securities...............................................        21
   Forward Commitments...............................................        22
   Municipal Lease Obligations.......................................        22
   Securities Subject to the Alternative Minimum Tax.................        22
   Portfolio Turnover................................................        22
   Pricing of Securities.............................................        22

Comparison of Investment Objectives and Policies.....................        23

   Investment Objectives and Policies................................        23
   Investment Restrictions...........................................        26
   Portfolio Managers................................................        29
   Management Discussion and Analysis of Performance.................        29
   Background and Reasons for the Reorganization.....................        30

Additional Information about the Agreement...........................        32

   Terms of the Reorganization.......................................        32
   Acquisition of Assets and Assumption of Liabilities...............        33
   Other Terms.......................................................        33
   Federal Tax Consequences..........................................        34
   Related Party Transactions........................................        35

Description of Shares Issued and Rights..............................        35


Ownership of Ranson Fund and Heartland Fund Shares...................         37

   Control Persons...................................................         37
   Ownership of Officers and Trustees/Directors......................         37

Capitalization.......................................................         37

Miscellaneous........................................................         37

   Legal Matters.....................................................         37
   Auditors..........................................................         37
   Interests of Experts and Counsel..................................         38
   Other Matters.....................................................         38


Additional Information about the Ranson Fund and the Heartland Fund..         38

Agreement and Plan of Reorganization.................................  Exhibit I

                             AVAILABLE INFORMATION

     Ranson Managed Portfolios has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of the Ranson Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: Seven World Trade Center, 13th Floor, New York, New York 10048; and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

     In addition to the above, the Ranson Fund and the Heartland Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy materials, reports and other information about the Ranson Fund and the Heartland Fund which are of public record also can be inspected and copied at public reference facilities maintained by the Commission at the above addresses and copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a Web site at http:\\www.sec.gov that will contain proxy materials, reports, and other information filed by the Funds.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus in connection with the offer contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Ranson Managed Portfolios. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction. Neither the delivery of this Proxy Statement/Prospectus nor any sale made hereunder shall under any circumstances create any implication that there have been no changes in the affairs of Ranson Managed Portfolios subsequent to the date of this Proxy Statement/Prospectus.

               INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS

     This Proxy Statement/Prospectus is being furnished to the shareholders of the Heartland Fund in connection with the solicitation of proxies by the Board of Directors of Heartland Group to be used at a Special Meeting of Shareholders of the Heartland Fund to be held on Monday, December 2, 1996 at 4:00 p.m., local time, at The Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114. The purpose of the Meeting is to consider and vote on the Agreement, pursuant to which the Ranson Fund would acquire all of the assets, and assume the stated liabilities, of the Heartland Fund and, in exchange therefor, would issue to the Heartland Fund shares of the Ranson Fund. The value of the Ranson Fund shares issued in the Reorganization would be equal to the value of the Heartland Fund assets so acquired (net of the liabilities assumed). The Heartland Fund would then distribute the shares of the Ranson Fund it receives, pro rata, to the Heartland Fund shareholders, and the Heartland Fund would be liquidated and discontinued.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "For" approval of the Agreement under Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Heartland Group or by executing and delivering a later dated proxy to Heartland Group or by attending the Meeting in person to vote the shares of the Heartland Fund held by such shareholder.

     The Board of Directors has determined that the shares of the Heartland Fund are to be voted as a separate series on the proposal to approve the Agreement and that holders of shares of other series of Heartland Group are not entitled to vote on the proposal to approve the Agreement. Further, the vote of the shareholders of the Ranson Fund is not being solicited to approve the Agreement.

     The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all shares outstanding and entitled to vote on the Agreement constitutes a quorum for the transaction of business. Abstentions and broker non-votes (i.e., proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of the Agreement and the Reorganization contemplated thereby will require the affirmative vote of "a majority of the outstanding voting securities" of the Heartland Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). A majority of the outstanding voting securities means the lesser of (i) 67% or more of the Heartland Fund's shares present at the Meeting, if shareholders who are the owners of more than 50% of the Heartland Fund's shares then outstanding are present in person or by proxy, or (2) more than 50% of the Heartland Fund's outstanding shares. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the Agreement.

     In the event that sufficient votes in favor of the proposal to approve the Agreement are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares voted at the session of the Meeting to be adjourned.

     Shareholders of record of the Heartland Fund at the close of business on October 11, 1996 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholders on each matter presented at the Meeting. As of the Record Date, there were 1,228,616 shares of the Heartland Fund outstanding. This Proxy Statement/Prospectus and the accompanying proxy are being mailed to the Heartland Fund shareholders on or about October 21, 1996.

     Under Maryland law, shareholders of the Heartland Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Agreement. However, shareholders may redeem their shares of the Heartland Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Heartland Fund Prospectus.

                                   SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including a copy of the Agreement attached hereto as Exhibit I), as well as the Ranson Fund Prospectus, which is incorporated by reference herein and copies of which accompany this Proxy Statement/Prospectus. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Agreement, the Ranson Fund Prospectus, and the Heartland Fund Prospectus.

INTRODUCTION

     Shareholders of the Heartland Fund will be asked at the Meeting to vote upon and approve the Agreement and Reorganization contemplated thereby. If approved by the shareholders of the Heartland Fund, the Reorganization is expected to be consummated within ten business days following such approval and satisfaction of any conditions to closing (the "Closing Date").

     The Ranson Fund is a series of Ranson Managed Portfolios, an open-end management company organized as an unincorporated business trust under the laws of Massachusetts. Ranson Capital Corporation ("Ranson Capital"), a Kansas corporation, serves as investment adviser to the Ranson Fund. Ranson Capital is a registered broker-dealer and a wholly-owned subsidiary of The Ranson Company, Inc., which in turn is a wholly-owned subsidiary of ND Holdings, Inc. ("ND Holdings"), a North Dakota corporation.

     The Heartland Fund is a series of Heartland Group, an open-end management investment company organized as a Maryland corporation. Heartland Advisors, Inc. ("Heartland Advisors") acts as investment adviser to the Heartland Fund. Additional information about the Ranson Fund and the Heartland Fund is set forth below.

THE AGREEMENT

     The Agreement describes the essential terms of the proposed Reorganization and is set forth in full in Exhibit I to this Proxy Statement/Prospectus. Pursuant to the Agreement, the Ranson Fund would acquire all of the assets, and assume the stated liabilities, of the Heartland Fund and, in exchange therefor, would issue to the Heartland Fund shares of the Ranson Fund. The aggregate net asset value of the Ranson Fund shares issued in the Reorganization would be equal to the aggregate value of the assets of the Heartland Fund (net of its stated liabilities) acquired in the Reorganization. The Heartland Fund will then make a pro rata distribution of such Ranson Fund shares to its shareholders. As a result of the Reorganization, each Heartland Fund shareholder will receive that number of full and fractional Ranson Fund shares equal in value to such shareholder's pro rata interest in the net assets transferred to the Ranson Fund as of the Valuation Date (as hereinafter defined). Heartland Fund shareholders will not pay any sales load or sales commissions on the shares of the Ranson Fund they receive in the Reorganization. Additionally, it is a condition to the closing of the Reorganization that the Heartland Fund and the Ranson Fund receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of the Heartland Fund will not recognize any income, gain, or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in the Heartland Fund for shares of the Ranson Fund. For further information about the tax consequences of the Reorganization, see "Additional Information About the Agreement -- Federal Tax Consequences" below.

     Contemporaneously with the closing and the Heartland Fund's distribution of Ranson Fund shares to the Heartland Fund shareholders, the Heartland Fund will be liquidated. Accordingly, the shareholders of the Heartland Fund would become shareholders of the Ranson Fund.

     Although, each party to the Agreement is responsible for its own legal, accounting, and other related expenses in connection with the Reorganization, Ranson Capital has agreed to pay for the cost of solicitation of the vote of the shareholders of the Heartland Fund on the Reorganization, including the costs of preparation, printing and distribution of proxy materials, legal and tax opinions, transfer and stamp taxes, SEC registration costs, the costs of printing and distributing prospectus supplements describing such matters, and up to $7,500 for the fees of Heartland Group's legal counsel in connection therewith. The Ranson Fund is not expected to incur any costs or expenses relating to the Reorganization.

REASONS FOR THE REORGANIZATION

     Heartland Advisors remains committed to serving the shareholders of each Heartland mutual fund as well as its other advisory clients. Heartland Advisors has served as investment advisor and distributor to the Heartland Fund since the Fund commenced operations in September 1993. During that time, Heartland Advisors has dedicated significant time and resources in an attempt to increase the size of the Heartland Fund to enable the Fund to operate as a more economically efficient and diverse mutual fund.

Despite Heartland Advisors' efforts to attract assets to the Heartland Fund, the inflow of assets into the Fund has not increased and, in the view of Heartland Advisors, the Fund has been unable to achieve an asset level at which it can offer the desired level of economic efficiencies to its shareholders. Since Heartland Advisors does not have a local presence in Nebraska and has been unsuccessful in generating greater interest in the Fund remotely, it has determined that it would be in the best interests of the Heartland Fund and its shareholders to consider other alternatives.

     As a result, management of Heartland Advisors and the Heartland Fund reviewed and analyzed possible options, including liquidation of the Heartland Fund or operation without fee waivers. Management concluded that the course of action most advantageous to the Heartland Fund shareholders would be to merge or consolidate assets with another fully operational Nebraska tax-free fund because potential efficiencies and portfolio diversification could be achieved immediately. Accordingly, management contacted other Nebraska tax-exempt funds to determine their interest in a combination of assets and thereafter held discussions with Ranson Capital and Ranson Managed Portfolios. Such discussions led to the execution of a letter of intent in December 1995 and the negotiation and execution of the Agreement in September 1996.

     The Board of Directors of Heartland Group considered and unanimously approved the Agreement and the Reorganization, subject to shareholder approval, during meetings held on April 15, 1996, July 31, 1996 and August 8, 1996. The Board of Directors reviewed and requested information about Ranson Capital, Ranson Managed Portfolios, the Ranson Fund and ND Holdings, met with certain members of senior management of Ranson Capital and ND Holdings, consulted with legal counsel, made inquiries and considered numerous factors, including: the experience, investment philosophy, performance, personnel, operations, resources and financial condition of Ranson Capital and ND Holdings; a comparison of the investment objectives, policies, strategies and restrictions of the Funds; the quality, scope and cost of the advisory and administrative services to be provided by Ranson Capital, and a comparison of such attributes to those of Heartland Advisors and other advisors of comparable mutual funds; the distribution performance, resources and capabilities of Ranson Capital, and the economies of scale which potentially may be achieved through larger and wider distribution of shares of the Ranson Fund and consolidation of the assets of the two Funds; a comparison of the current expense ratios for the two Funds (and an analysis of the pro forma expense ratio of the Ranson Fund assuming the Reorganization is consummated); the agreement by Ranson Capital to continue waiving fees or reimbursing expenses as needed so that the total operating expenses of the Ranson Fund do not exceed 0.85% of its average net assets during each of its fiscal years ending July 31, 1997 and 1998; the terms and conditions of the Agreement and the Reorganization, including the structure of the transaction as a tax-free reorganization and the fact that no sales charge will be imposed on the Heartland Fund shareholders in connection with the Reorganization; alternatives to the Reorganization and the consequences of such alternatives to the Heartland Fund shareholders; and such other factors deemed relevant by the Board.

     The Board of Directors believes the proposed transaction offers Heartland Fund shareholders the following benefits, among others: Ranson Capital has substantial experience and knowledge in investing in Nebraska municipal securities; Ranson Capital's sales force and network of securities dealers and financial institutions and the Ranson Fund's distribution plan promote the marketing and distribution of Ranson Fund shares to potential Nebraska investors, thereby fostering expansion of, and potential increased efficiencies for, the Ranson Fund; Ranson Capital's greater presence in Nebraska should encourage future growth of the Ranson Fund and enable it to take advantage of investment opportunities in the state; the combined size of the Ranson Fund may result in increased portfolio diversification, greater buying power, lower transaction costs and other economies of scale, which should keep total expenses at reasonable levels.

     For these and additional reasons set forth below under "Background and Reasons for the Reorganization," the Board, including the directors who are not "interested persons" of Heartland Group, as that term is defined in the 1940 Act, has concluded that the Reorganization is fair to, and in the best interests of, the Heartland Fund and its shareholders and that the economic interests of existing Heartland Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by Heartland Fund shareholders. The Board of Trustees of the Ranson Fund has also approved the Reorganization and determined that the economic interests of existing Ranson Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, the Heartland Fund will continue in existence and the Board of Directors will determine whether to pursue alternative actions, including possible liquidation and dissolution.

COMPARISON OF RANSON FUND AND HEARTLAND FUND

     Discussed below is a brief comparison of the principal features of the Ranson Fund and Heartland Fund.

     Investment Objectives and Policies

     The investment objectives of the Ranson Fund and the Heartland Fund are similar, although some of their investment restrictions differ in important respects. The investment objective of the Ranson Fund is to achieve as high a level of current income exempt from both federal income tax and Nebraska income tax as is consistent with preservation of capital. Under normal market conditions, the Ranson Fund's assets will be invested in a portfolio of Nebraska Municipal Securities (as defined below) which, in the opinion of Ranson Capital, will produce a higher level of current income than would be produced by a portfolio of Nebraska Municipal Securities rated in only the highest rating category, but contains Nebraska Municipal Securities which do not present a significant risk of loss of principal due to credit characteristics. The Ranson Fund seeks its investment objective by investing primarily in debt obligations the interest on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Nebraska income taxation ("Nebraska Municipal Securities"). Nebraska Municipal Securities include debt obligations of Nebraska, its political subdivisions, municipalities, agencies and authorities issued to obtain funds for various public purposes, as well as debt obligations of the

Commonwealth of Puerto Rico, the Virgin Islands and Guam, the interest on which is exempt from federal taxation.

     The investment objective of the Heartland Fund also is to provide investors with a high level of current income that is exempt from federal and Nebraska personal income taxes. The Heartland Fund therefore also invests in debt obligations issued by Nebraska state and local government subdivisions, as well as certain general obligations issued by Puerto Rico, Virgin Islands and Guam. The Heartland Fund does not have any restriction on the amount of its assets that may be invested in obligations issued by territories and possessions of the United States, their agencies or instrumentalities. The Ranson Fund, in contrast, may not invest more than 15% of its total assets in obligations of Puerto Rico, the Virgin Islands or Guam.

     As a matter of fundamental policy, the Ranson Fund and the Heartland Fund seek to invest at least 80% of their respective assets in securities which generate income exempt from federal and Nebraska income taxes under normal conditions. While both the Ranson Fund and the Heartland Fund attempt, under normal market conditions, to invest all of their respective assets so that income therefrom will be exempt from federal and Nebraska income tax, both Funds may also invest in taxable obligations under certain circumstances, such as during periods of abnormal market conditions or for liquidity purposes.

     The Heartland Fund, as a matter of fundamental policy, will also seek to invest its assets so that at least 80% are invested so as to be exempt from the federal alternative minimum tax. Under abnormal circumstances, however, the Heartland Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities whose interest is a "tax preference item" for purposes of the federal alternative minimum tax. If a Heartland Fund shareholder is subject to the alternative minimum tax, a portion of his or her income may not be exempt from federal income tax. The Ranson Fund, in contrast, has not established any limit on the percentage of its portfolio that may be invested in securities subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Ranson Fund may be includable in the calculation of alternative minimum taxable income. As of the date of this Proxy Statement/Prospectus, approximately 17.52% of the principal amount of the portfolio of the Ranson Fund was invested with income subject to the federal alternative minimum tax. Shares of the Ranson Fund therefore will not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax.

     Both Funds seek to invest primarily in investment grade securities. Unlike the Ranson Fund (which limits its investments in bonds to those of investment grade), however, the Heartland Fund may invest up to 25% of its assets in lower quality bonds (those rated below the four highest rating categories or judged of comparable quality), provided the Heartland Fund may not invest in bonds rated below B at the time of purchase. These bonds are commonly referred to as "junk bonds." The Ranson Fund, as a matter of fundamental policy, also may not invest more than 30% of its assets in unrated securities determined by Ranson Capital to be "investment grade." The Heartland Fund does not have a similar restriction.

     Both Funds may invest in futures contracts and options for hedging purposes only, subject to certain limitations. The Ranson Fund may not enter into futures contracts or purchase related options thereon if immediately thereafter the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceed 5% of the value of the Ranson Fund's total assets. The Ranson Fund also may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of its net assets would be hedged. The Heartland Fund may engage in transactions involving options, futures contracts, and options on future contracts provided: (i) no more than 5% of its total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 20% of the Heartland Fund's net assets would be subject to futures contracts;
(iii) no more than 5% of the Heartland Fund's total assets would be committed to premiums paid for options; and (iv) no more than 20% of the Heartland Fund's total assets would be subject to options.

     The Heartland Fund may invest in collateralized repurchase agreements but has no present intention to do so. The Ranson Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for temporary defensive purposes during times of adverse market conditions. Both Funds may also invest in securities issued on a when-issued or delayed delivery basis.

     See "Comparison of Investment Objectives and Policies" below for more information.

     Risk Factors

     The investment practices of Ranson Fund described above may result in risks which are different from those currently associated with the investment practices of Heartland Fund. The Ranson Fund, for instance, may invest without limitation in securities the interest on which is subject to the alternative minimum tax. The Heartland Fund seeks to invest its assets so that at least 80% are invested so as to be exempt from such tax. Both Funds are subject to similar market and credit risks, including the risks associated with geographic concentration in Nebraska. For a more complete discussion of Ranson Fund's investment practices and the risks associated therewith, see "Risk Factors" and "Comparison of Investment Objectives and Policies" below.

     Performance

     Yield information (unaudited) for the Ranson Fund and the Heartland Fund for the one-month period ended July 31, 1996 is set forth below:

                           Ranson Fund   Heartland Fund
                           -----------   --------------
Current Yield                 4.94%          5.42%
Tax-Equivalent Yield/1/       8.96%          9.83%
--------------------

1 Assumes a combined federal and Nebraska income tax rate of 44.9%, based on an effective federal tax rate of 40.8% and a Nebraska tax rate of 6.9%.

     Total return information (unaudited) for the Ranson Fund and the Heartland Fund for periods ended July 31, 1996 is set forth below:

                                                  Ranson Fund            Heartland Fund
                                          ---------------------------    ---------------
                                          With Load/1/   Without Load    Without Load/1/
                                          ------------   ------------    ---------------
One-Year Average Annual Total Return         1.24%          5.73%             7.37%
Average Annual Total Return Since
 Inception/2/                                2.18%          3.83%             2.62
Cumulative Total Return Since
 Inception/2/                                6.00%         10.71%             7.63%
--------------------

1 The Ranson Fund imposes a maximum sales load of 4.25% on purchases. The Heartland Fund does not impose a sales load.
2 The Ranson Fund and the Heartland Fund commenced operations on November 17, 1993 and September 27, 1993, respectively.

     Performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Performance for both the Ranson Fund and the Heartland Fund would have been lower had their investment advisers and distributors not waived a portion of fees. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.

     Advisory and Administrative Services

     Ranson Fund

     Ranson Capital, organized in 1990, serves as the investment adviser to the Ranson Fund pursuant to a Management and Investment Advisory Agreement (the "Ranson Advisory Agreement"). Ranson Capital is also investment adviser for the other two series of Ranson Managed Portfolios, The Kansas Municipal Fund and Kansas Insured Intermediate Fund, which had as of the date of this Proxy Statement/Prospectus net asset values of approximately $130,000,000 and $30,000,000, respectively. Until it was acquired by ND Holdings in December 1995, Ranson Capital served as sponsor, portfolio supervisor and securities evaluator for Series 1 through 78 of the Kansas Tax-Exempt Trust and Series 1 through 5 of the Nebraska Tax-Exempt Trust, which Trusts are series of unit investment trusts.

     Pursuant to the Ranson Advisory Agreement, Ranson Capital supervises and implements the Ranson Fund's investment activities, is responsible for the overall management of the Ranson Fund's business affairs, and performs certain evaluations of the securities held by the Ranson Fund.

     As compensation for its services, the Ranson Fund agrees to pay Ranson Capital a monthly management and investment advisory fee equivalent on an annual basis to .50 of 1% of the Ranson Fund's average daily net assets.

     Under the terms of the Ranson Advisory Agreement, Ranson Capital has agreed to pay all expenses of the Ranson Fund, including the Ranson Fund's management and investment advisory fee and the Ranson Fund's dividend disbursing, administrative and accounting services fees (but excluding taxes, brokerage fees and commissions, if any) that exceed 1.25% of the Ranson Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee payable by the Ranson Fund to Ranson Capital. Reimbursements by Ranson Capital for the Ranson Fund's expenses will be paid monthly based on annualized year-to-date expenses. All other expenses shall be paid by the Ranson Fund. In addition, from time to time and subject to discontinuance at any time, Ranson Capital may voluntarily waive portions of its fees and/or assume certain expenses of the Ranson Fund. This would have the effect of lowering the overall expense ratio of the Ranson Fund and of increasing the yield to investors. Ranson Capital voluntarily waived fees during fiscal years 1995 and 1996 and has agreed to continue doing so through fiscal year ending July 31, 1998, so that the Ranson Fund's total annual operating expenses do not exceed 0.85% of average net assets.

     ND Resources, Inc. ("Resources"), a wholly-owned subsidiary of ND Holdings, acts as the Ranson Fund's administrative and accounting services agent. For these services, Resources receives an administrative and accounting services fee payable monthly by the Ranson Fund equal to the sum of (i) $2,000 per month and
(ii) 0.05% of the Ranson Fund's average daily net assets on an annual basis for the Ranson Fund's first $50 million of average daily net assets, 0.04% of the Ranson Fund's average daily net assets on an annual basis for the Ranson Fund's next $50 million of average daily net assets, 0.03% of the Ranson Fund's average daily net assets on an annual basis for the Ranson Fund's next $100 million of average daily net assets, 0.02% of the Ranson Fund's average daily net assets on an annual basis for the Ranson Fund's next $300 million of average daily net assets, and 0.01% of the Ranson Fund's average daily net assets on an annual basis for the Ranson Fund's average daily net assets in excess of $500 million, together with reimbursement of Resources' out-of-pocket expenses. This fee and reimbursement are in addition to the investment advisory and management fee received by Ranson Capital, which is also indirectly owned by ND Holdings, from the Ranson Fund.

     During the fiscal year ended July 31, 1996, $84,492 in fees accrued under the Ranson Advisory Agreement with the Ranson Fund, $28,152 of which was waived by Ranson Capital. During the fiscal year ended July 31, 1996, $17,395.00 in fees accrued to Ranson Capital under a former administrative and accounting services agreement with the Ranson Fund, which Ranson Capital elected to waive.

     Heartland Fund

     Heartland Advisors provides the Heartland Fund with overall investment advisory and administrative services under an Investment Advisory Agreement (the "Heartland Advisory

Agreement") with Heartland Fund. Heartland Advisors, founded in 1982, also serves as investment adviser to seven other series of Heartland Group and provides investment management services for institutions and individuals. Subject to policies established by Heartland Fund's Board of Directors, Heartland Advisors makes investment decisions on behalf of the Heartland Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by the Heartland Fund. Heartland Advisors bears all of its expenses in providing its services under the Heartland Advisory Agreement and pays all salaries, fees and expenses of the officers and directors of Heartland Group who are affiliated with Heartland Advisors. The Heartland Fund bears all other expenses including, but not limited to, necessary office space, telephone and other communication facilities and personnel competent to perform administrative, clerical and shareholder relations functions. Under the Heartland Advisory Agreement, Heartland Advisors receives on an annual basis
0.65 of 1% of average daily net assets of the Heartland Fund. At present, Heartland Advisors is voluntarily waiving 0.325 of 1% of its investment advisory fee for the Heartland Fund. Heartland Advisors may reinstate an additional portion or all of the fee at any time.

     Distribution

     Ranson Fund

     Ranson Capital serves as distributor of the Ranson Fund pursuant to a Distribution and Services Agreement. Pursuant to this agreement, Ranson Capital will purchase shares of the Ranson Fund for resale to the public, either directly or through securities dealers or agents and is obligated to purchase only those shares for which it has received purchase orders. In addition to agreements with securities dealers, Ranson Capital may also enter into agreements with banks or bank affiliates with respect to the sale of Ranson Fund shares. Under the distribution agreement, Ranson Capital pays the expenses of distribution of the Ranson Fund shares, including preparation and distribution of literature relating to the Ranson Fund and its investment performance, advertising, and public relations materials. The Ranson Fund bears the expenses of registering its shares with the Commission, sending prospectuses to existing shareholders, and qualifying and maintaining qualification of the shares for sale under the securities laws of the various states if necessary. The Ranson Fund, however, has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act, by which the Ranson Fund will pay Ranson Capital .25% of the average daily net assets of the Fund and Ranson Capital may in turn pay firms that sell the Ranson Fund's shares an annual service fee of up to .25% of average daily net assets of customers accounts in existence for more than one year for administrative and shareholder services or use some or all of such payment to pay other distribution expenses which otherwise would be payable by Ranson Capital.

     Heartland Fund

     Heartland Advisors also acts as the distributor of shares of the Heartland Fund. Heartland Advisors has agreed to use its "best efforts" to distribute the Heartland Fund shares, but has not committed to purchase or sell any specific number of shares. Under the distribution agreement, Heartland Advisors, as distributor, will pay the costs and expenses of preparing, printing and distributing materials not prepared by the Heartland Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders (other than copies required for distribution to shareholders or for filing under the federal securities laws) and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares. The Heartland Fund has no distribution or shareholder service plan under which 12b-1 or similar fees are paid by the Fund for distribution or shareholder services.

     Expenses

     The following table sets forth the shareholder transaction expenses and annual operating expenses for the Funds' portfolios, including pro forma expenses (giving effect to the Reorganization as though it had occurred on August 1, 1995), for the fiscal year ended July 31, 1996:

                                                                                       Pro Forma
                                                           Ranson       Heartland       Combined
                                                            Fund          Fund            Fund
                                                        ------------    ---------      ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)................     4.25%/(1)/        0%           4.25%
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering price)......     None            None            None
Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds).............     None            None            None
Redemption Fees (as a percentage of amount
  redeemed)..........................................     None            None/(2)/       None
Exchange Fee.........................................     None            None            None
ANNUAL OPERATING EXPENSES--AFTER WAIVERS
  AND REIMBURSEMENTS (as a percentage of average
  net assets)/(3)(4)/
Management Fees (After Waivers)/(3)/.................      .40%           .33%            .40%
12b-1 Fees...........................................      .25%             0%            .25%
Other Expenses/(3)/..................................      .20%           .38%            .20%
Total Operating Expenses (After Reimbursement)/(4)/..      .85%           .71%            .85%

--------------------
(1) Investors may qualify for a lower sales load. See "Purchase of Shares" in the accompanying Ranson Fund Prospectus. Heartland Fund shareholders will not pay any sales load on the shares of the Ranson Fund they receive in the Reorganization.
(2) Heartland Fund's transfer agent currently charges a wire fee of $10 for the return of redemption proceeds requested by wire transfer.

(3) The calculation for the Ranson Fund presumes expenses after fee waivers or reimbursing expenses as needed to limit total operating expenses of the Ranson Fund to .85% of its average net assets. Before applicable fee waivers or reimbursements, management fees and other expenses for the Ranson Fund and the Pro Forma Combined Fund would have been .50% and .63% of the Fund's average net assets respectively. Similarly, before applicable fee waivers or reimbursements, the management fees for the Heartland Fund would have been .65% of its average net assets. The Heartland Fund does not waive any fees with respect to other expenses.

(4) Before applicable fee waivers or reimbursements, total operating expenses as a percentage of the respective Fund's average net assets would have been 1.38% for the Ranson Fund, 1.03% for the Heartland Fund, and 1.38% for the Pro Forma Combined Fund. However, under the terms of Ranson Capital's investment advisory agreement with the Ranson Fund, Ranson Capital will pay all expenses of such Fund (excluding taxes, brokerage fees and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the advisory fee payable to Ranson Capital.

     As shown in the table above, the ratios of total operating expenses to average net assets for the Ranson Fund on a pro forma combined basis (both before and after applicable fee waivers and reimbursements) are greater than the corresponding ratios for the Heartland Fund. However, the expense ratio for the Ranson Fund on a pro forma combined basis after waivers and reimbursements is less than the Heartland Fund's expense ratio before waivers and reimbursements. Ranson Capital has covenanted to Heartland Group that it will voluntarily waive fees and reimburse expenses as needed to ensure that the ratio of total expenses to average net assets for the Ranson Fund does not exceed 0.85% for each of the fiscal years ended July 31, 1997 and 1998.

     Example

     Investors would pay the following expenses on a $1,000 investment in the Ranson Fund and the Heartland Fund, assuming the maximum sales load on purchases, a 5% annual return and redemption at the end of each time period:

                                1 Year  3 Years  5 Years  10 Years
                                ------  -------  -------  --------
Ranson Fund....................  $51      $68      $88      $143
Heartland Fund.................  $ 7      $23      $40      $ 88
Pro Forma Combined Fund/(1)/...  $51      $68      $88      $143

--------------------
(1) Because Heartland Fund shareholders will not have to pay a sales load on the Ranson Fund shares they receive in the Reorganization, the pro forma expenses they would pay on $1,000 worth of such shares, assuming a 5% annual return and redemption at the end of each time period, would be as follows: $9 -- 1 year, $26 -- 3 years, $46 -- 5 years, and $101 -- 10 years.

     The purpose of the table is to assist investors in understanding the various costs and expenses they will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fee and Expense Table," "Condensed Financial Information," "Fund Management," "Purchase of Shares," and "The Distributor" in the accompanying Ranson Fund Prospectus. See also "Fund Expenses," "Financial Highlights," and "The Fund and the Heartland Organization" in the Heartland Fund Prospectus. THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

     Sales Charges

     Ranson Fund

     No sales charges are applicable to the transactions in the Reorganization.

     Shares of Ranson Fund may be purchased at their net asset value plus an initial sales charge. The sales charge represents a percentage of the public offering price, and ranges from 4.25% to 1.50% of the public offering price on purchases of under $1,000,000. Purchases of $1,000,000 or more are subject to an initial sales charge of .75% of the public offering price. Investors may qualify for a reduced sales charge by stating their intention to invest in the Fund, during a 13-month period, an amount that would result in a reduced sales charge and by signing a non-binding letter of intent, or by making concurrent purchases of shares of the Fund and units of any series of The Nebraska Tax-Exempt Trust sponsored by

Ranson Capital. Shares of the Ranson Fund may be purchased at net asset value (i.e., without an initial sales charge) where the amount invested is documented to be proceeds from the redemption of shares of an unrelated investment company which does not impose a contingent deferred sales charge or redemption fee and where the investor paid an initial sales charge. Purchases under this program must be made within 60 days of the redemption date. The Ranson Fund also has a group investment and reinvestment program which allows investors to purchase shares of the Fund with a lower minimum initial investment and a lower sales charge, provided the investor and the group program of which he or she is a participant meet the applicable cost saving criteria. Certain other categories of Ranson Fund shareholders may purchase shares of the Fund at net asset value without the imposition of a sales charge or at a reduced sales charge. For more information, see "Purchase of Shares" and "Special Programs" in the accompanying Ranson Fund Prospectus.

     Heartland Fund

     Shares of Heartland Fund may be purchased at their net asset value without a sales charge. For more information, see "How to Buy Shares" set forth in the Heartland Prospectus.

     Minimum Purchases

     Ranson Fund

     The minimum initial investment in the Ranson Fund is $1,000. Minimum subsequent investments are $100 (excluding reinvestment of dividends and capital gains). See the "Purchase of Shares" in the accompanying Ranson Fund Prospectus.

     Heartland Fund

     The minimum initial investment of the Heartland Fund is $10,000. The minimum additional investment, except for reinvestments of distributions and investments under the automatic investment plan, is $1,000. See "How to Buy Shares--Conditions of Your Purchase" in the Heartland Fund Prospectus.

     Exchanges

     Ranson Fund

     The Ranson Fund currently does not offer an exchange privilege between series of Ranson Managed Portfolios.

     Heartland Fund

     Shares of the Heartland Fund which have been registered in the shareholders name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Portico Money Market Fund, provided the fund into which the shareholder wishes to exchange is qualified for sale in the jurisdiction of residence of the shareholder at the time of the exchange. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net asset value per share, without the payment of any fees or charges. To qualify for the exchange privilege without further approval of the Heartland Fund, it is required that shares being exchanged have a net asset value of at least $1,000 but not more than $500,000. Shares of the Heartland Fund acquired in exchange for shares of another Heartland fund that was purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge will remain subject to any such charge applicable upon ultimate redemption of the shares. However, the exchange of Heartland Fund shares for Ranson Fund shares in the Reorganization will not be subject to the contingent deferred sales charge, and the contingent deferred sales charge will not apply to redemptions of such Ranson Fund shares made following the Reorganization. Heartland Fund shareholders also may exchange all or a portion of their shares in the Heartland Fund for shares of the Portico Money Market Fund at their relative net asset values and also may exchange back into the Heartland Fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Portico Money Market Fund. For more information, see "Shareholder Services" in the Heartland Fund Prospectus.

     Redemption Procedures

     Ranson Fund

     Upon receipt of a redemption request in proper form addressed to the Ranson Fund's transfer agent, Resources, shares of the Ranson Fund will be redeemed by it. Telephone redemption requests are not available. The redemption price for shares of the Ranson Fund is based on net asset value per share next determined after receipt of the redemption request. Redemption requests must be in writing and accompanied by any issued certificates. Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with Ranson Capital and from which the Ranson Fund prospectus was received, which dealer or agent will telephone such request to Ranson Capital. The investor will receive the net asset value next determined after Ranson Capital receives such sell order. The Ranson Fund does not charge for this transaction. Whether shares are redeemed by the Ranson Fund or sold through an investor's dealer or agent, a check for the proceeds ordinarily will be mailed to an investor or his or her agent within seven calendar days after a redemption request or repurchase order and share certificates (if any) are received in proper form. For more information, see "Redemption of Shares" in the Ranson Fund Prospectus.

     Shares of the Ranson Fund will be issued at the time of the Reorganization to shareholders of Heartland Fund. Such Ranson Fund shares will be issued in book entry form and will accrue dividends and confer all other shareholder rights.

     HEARTLAND FUND

     Shareholders of the Heartland Fund may redeem their shares on any day the Heartland Fund is open for business at the next determined net asset value. Redemptions may be made by telephone or by sending a written request to the Heartland Fund's transfer agent, Firstar Trust Company ("Firstar"). Shares of the Heartland Fund acquired in exchange for shares of a Heartland fund subject to a contingent deferred sales charge may be redeemed at the next determined net asset value less any applicable contingent deferred sales charge. As indicated above, the contingent deferred sales charge will not apply to either the exchange of shares in the Reorganization or subsequent redemptions of Ranson Fund shares received in the Reorganization. Shareholders may redeem shares through a broker-dealer or financial institution, which must promptly forward shareholder instructions to Firstar. The broker-dealer or financial institution may charge a fee for such services. Shareholders may also redeem their shares by telephone, unless shareholders elect not to have this privilege on the account application. There is currently no charge for telephone redemptions, although one may be imposed in the future. Subject to waiver by the Heartland Fund in certain instances, the minimum amount that may be redeemed by telephone is $1,000; all other redemptions may be done by writing to Firstar. For further information, see "How to Redeem Shares" in the Heartland Fund Prospectus.

     Other Shareholder Services/Programs

     RANSON FUND

     The Ranson Fund has a systematic withdrawal program enabling investors with accounts of $10,000 or more to redeem shares of the Fund monthly, quarterly or annually; a preauthorized investment program enabling investors to make monthly investments of $100 or more in the Fund automatically from their bank or similar account; and a reinstatement privilege which permits investors to reinvest up to the full amount of a redemption without a sales charge. See "Special Programs" in the accompanying Ranson Fund Prospectus.

     HEARTLAND FUND

     Heartland Fund has an automatic investment plan to permit investors to make automatic monthly or twice-monthly investments of $100 or more from their checking or savings account, and a systematic withdrawal plan in which investors with an account balance of at least $25,000 can set up automatic withdrawals of at least $100 at monthly, quarterly or annual intervals. See "Shareholder Services" in the Heartland Fund Prospectus.

     Net Asset Value Determinations

     Both Funds calculate their respective net asset values per share as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading. Net asset value per share is determined by each Fund by calculating the total value of such Fund's assets, deducting its liabilities, and dividing the result by the number of shares outstanding. Most of the municipal securities in the portfolios of both Funds do not have readily available market quotations, requiring the Funds to determine their "fair values." As noted below, each Fund employs different techniques and procedures to determine fair value.

     RANSON FUND

     While many mutual funds (including the Heartland Fund) rely largely on independent pricing services to provide daily evaluations of their portfolio securities for which market quotations are not readily available, the Ranson Fund utilizes Ranson Capital to determine the fair market value of such securities in the Ranson Fund. Fixed income securities for which quotations are readily available are valued by the Ranson Fund at the mean between the quoted bid and asked price. Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Ranson Fund) are valued at fair value as determined by Ranson Capital pursuant to procedures adopted by the Board of Trustees of Ranson Managed Portfolios, using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and national price quotation services and general market conditions. In making its evaluations, Ranson Capital may employ electronic data processing techniques and/or a matrix system to assist in such valuations. The Ranson Fund's portfolio management team is an important source of information put into the matrix system. The procedures utilized by Ranson Capital and its valuations are reviewed by the officers of the Ranson Fund under the general supervision of the Board of Trustees and are periodically reviewed by the Board of Trustees. In addition, an independent pricing service will furnish a valuation of the Ranson Fund's portfolio securities on a quarterly basis, which will be used by the Board of Trustees to test the fairness of the valuations determined by Ranson Capital. The Board of Trustees of Ranson Managed Portfolios believes that the nature of the Nebraska municipal bond market is very specialized and that the Ranson Fund's portfolio management team has a particular expertise and familiarity with Nebraska Municipal Securities which makes Ranson Capital well qualified to value the Ranson Fund's portfolio securities. There is, of course, an inherent conflict of interest and reduced control over pricing decisions as a result of delegating the pricing responsibilities to the investment adviser of a fund, but in the case of the Ranson Fund the Board of Trustees believes that, through various policies and procedures which have been adopted to compare periodically Ranson Capital's evaluations with those of independent sources, these concerns have been addressed.

     HEARTLAND FUND

     Securities owned by the Heartland Fund are valued on the basis of market quotations or at their fair value. The Fund generally uses fair value, as market quotations for most municipal bonds are not readily available on a daily basis. Fair value of the Heartland Fund's debt securities is determined on the basis of pricing information provided by an independent pricing service approved by the Board of Directors of Heartland Group, based primarily upon information concerning market transactions and dealer quotations for similar securities. Debt securities having maturities of 60 days of less may be valued at acquisition cost, plus or minus any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by the Board of Directors.

     Other Service Providers to the Funds

     RANSON FUND

     ND Resources serves as transfer agent for the Ranson Fund and performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. First Western Bank & Trust, 900 South Broadway, Minot, South Dakota 58701, serves as custodian for the Ranson Fund and has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701 is independent auditors of the Ranson Fund. The Fund's legal counsel is Chapman and Cutler, Chicago, Illinois.

     HEARTLAND FUND

     Firstar Trust Company, Milwaukee, Wisconsin, serves as custodian, transfer and dividend disbursing agent for the Heartland Fund. Arthur Andersen LLP, Milwaukee, Wisconsin, is Heartland Fund's independent auditor and its legal counsel is Quarles & Brady, Milwaukee, Wisconsin.

                                 RISK FACTORS

     In evaluating whether to approve the Reorganization and invest in Ranson Fund, shareholders should carefully consider the following summary of risk factors relating to both Ranson Fund and Heartland Fund, in addition to the other information set forth in this Proxy Statement/Prospectus. A complete description of risk factors for each Fund is set forth in the Prospectuses of the Funds and their respective Statements of Additional Information.

GEOGRAPHIC CONCENTRATION

     Both Funds pursue their investment objectives by investing in debt obligations the interest on which is exempt from federal income taxation and Nebraska income taxation. Investment companies concentrating their investments in limited geographic areas, such as the Funds, are exposed to greater credit risks than an investment company investing in a nationally diversified portfolio of municipal securities. The value of the municipal securities may be closely tied to local, political, and economic conditions within Nebraska. The Nebraska economy performed steadily during 1995 as the national economy continued its slow expansion. The Nebraska economy continued to expand in 1995 with growth in the labor force, jobs, retail sales, tourism visits and population. Reflecting the national economy, it is anticipated that the State's economy likely will grow moderately during the next two years. Historically, the Nebraska economy tends to be less cyclical than the national economy. It typically does not grow as fast as the national economy during expansions and does not contract as much during recessions.

      The Heartland Fund's policies, however, permit it to invest its assets in securities issued by territories and possessions of the United States, including Puerto Rico, the Virgin Islands and Guam (the interest on which is exempt from federal and Nebraska income taxation), and therefore its geographic concentration may be less than a fund limited solely to investments in one state. The Ranson Fund may invest up to 15% of its assets in obligations of Puerto Rico, the Virgin Islands and Guam.

     For a more complete discussion of the Nebraska economy, see "Investment Objective and Policies -- Nebraska Municipal Securities" in the accompanying Ranson Fund Prospectus.

NON-DIVERSIFIED INVESTMENT COMPANIES

     Both Funds are non-diversified investment companies and therefore have the ability to concentrate investments in particular issuers which may be advantageous when investing in the applicable tax-exempt obligations, but which involves an increased risk of loss should an issuer be unable to make interest or principal payments or should the market value of such securities decline. Both Funds, however, comply with Subchapter M of the Internal Revenue Code
(the "Code") which, in part, requires that, at the close of each quarter of the taxable year, those issues which represent more than 5% of a Fund's total assets be limited in the aggregate to 50% of the Fund's total assets, and that no single issue exceed 25% of the Fund's total assets.

     A substantial portion of the Ranson Fund's portfolio securities (over 25% of its portfolio) may derive their payment from mortgage loans, utilities, or from hospitals and other health care facilities. Similarly, the Heartland Fund may invest 25% or more of its total assets in municipal securities whose revenue sources are from similar types of projects, such as community development, education, electric utilities, health care, housing and transportation. There may be economic, business or political developments or changes that affect securities of a similar type, such as changes in government regulation, increased costs of necessary materials, increased competition, or declining market needs. Therefore, developments affecting a single issuer or industry or securities financing such projects may have a significant impact on the respective Fund's performance.

     Over 25% of the securities in each Fund's portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, governmental regulation, the cost and possible unavailability of malpractice insurance and the termination of restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs.

     Over 25% of the securities in each Fund's portfolio may derive their payment from mortgage loans. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Certain of the securities in each Fund's portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single-family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events.

     Over 25% of the securities in each Fund's portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulations by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the county, the difficulty of the capital markets in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation.

     For a more complete discussion of the risks associated with industry concentration, see "Investment Objective and Policies -- Nebraska Municipal Securities" in the accompanying Ranson Fund Prospectus.

INVESTMENT/NON-INVESTMENT GRADE DEBT

     Both the Ranson Fund and the Heartland Fund seek to invest primarily in investment grade securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Securities rated in the lowest category of investment grade debt have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by Standard & Poor's Corporation ("S&P") or Baa or A by Moody's Investors Service, Inc. ("Moody's")) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher quality debt securities. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability to prepay principal and interest. Further, the Heartland Fund may invest up to 25% of its assets in non-investment grade debt securities or "junk bonds." The Ranson Fund does not invest in debt securities rated below investment grade. Bonds rated below the top four rating categories are regarded, on balance, as speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, such bonds involve greater risk, including risk of default and loss of principal. As of June 30, 1996, the Heartland Fund did not own any debt securities rated below investment grade.

     In addition to the above, an investment in either Fund should be made with an understanding that the value of the underlying portfolio may decline with increases in interest rates.

TRADING MARKET OF THE DEBT OBLIGATIONS

     The principal trading market for the Funds' portfolio securities generally will be in the over-the-counter market. As a result, the existence of a liquid trading market for the respective securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made for any of the portfolio securities, that any market for the portfolio securities will be maintained or of the liquidity of any such market.

FUTURES CONTRACTS AND OPTIONS

     Both Funds may invest in futures contracts and options for hedging purposes. A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation may be increased by the fact that the Funds may trade in futures contracts on taxable securities, and there is no guarantee that the prices of the taxable securities will move in a manner similar to the prices of tax-exempt securities. Another risk is that successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. The Fund's investment adviser could be incorrect as to the direction or extent of various interest rate movements or the time span within which these movements take place. Accordingly, the use of such investments for hedging purposes may not be successful and could result in a reduction in the respective Fund's total return.

ILLIQUID SECURITIES

     The Ranson Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities the disposition of which is restricted under federal securities laws, securities which at the time of such investment are not readily marketable, and repurchase agreements having a maturity longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Heartland Fund is permitted to invest up to 10% of its net assets in illiquid securities.

FORWARD COMMITMENTS

     Both Funds may purchase securities on a "when issued" or "delayed delivery" basis (i.e., obligate themselves to purchase or sell securities with payment and delivery to occur at a later date). There is a risk of loss to the Funds if the value of the security declines prior to the settlement date.

MUNICIPAL LEASE OBLIGATIONS

     Both the Ranson Fund and the Heartland Fund are permitted to invest in participations in municipal leases ("lease obligations"). These lease obligations may be less liquid than many other municipal securities and therefore may be subject to the risks of illiquidity discussed above. Also, municipal leases may be subject to the risk of "non-appropriation" which allows the municipal lessee to terminate the lease and eliminate its obligation to continue to make lease payments. The Ranson Fund, however, only will purchase lease obligations which are rated in the top category by either S&P or Moody's and will not invest more than 15% of its net assets in lease obligations.

SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX

     A substantial portion of the income produced by the Ranson Fund may be includable in the calculation of alternative minimum taxable income. The Ranson Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of the Code, which include securities issued to finance private activities whose interest is a "tax preference item" for purposes of the federal alternative minimum tax. The Heartland Fund, as a matter of fundamental policy, seeks to invest its assets so that at least 80% are invested so as to be exempt from the federal alternative minimum tax. Consequently, shares of the Ranson Fund would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of shares of the Ranson Fund for these investors will depend upon a comparison of the yield likely to be provided from the Fund with the yield from comparable tax-exempt investments not subject to the alternative minimum tax, and with the yield from comparable fully taxable investments, in light of each such investor's tax position.

PORTFOLIO TURNOVER

     Portfolio transactions will be undertaken by the Ranson Fund principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what Ranson Capital believes to be a temporary disparity in the normal yield relationship between the two securities. The Ranson Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Ranson Fund's portfolio turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A high portfolio turnover (over 100%) may result in higher transaction and other costs for the Ranson Fund. The Ranson Fund anticipates that its annual portfolio turnover rate will generally not exceed 75%. However, the Ranson Fund's actual portfolio turnover rates for its fiscal years ended July 31, 1996 and 1995 were 27.2% and 140%, respectively. The Heartland Fund's portfolio turnover rates for the years ended December 31, 1995 and 1994 were 5.1% and 32.7%, respectively.

PRICING OF SECURITIES

     While many mutual funds (including the Heartland Fund) rely largely on independent pricing services to provide daily evaluations of their portfolio securities for which market quotations are not readily available, the Ranson Fund utilizes Ranson Capital to determine the fair market value of such securities in the Ranson Fund. Such determinations are based on procedures adopted by the Board of Trustees of Ranson Managed Portfolios, which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, maturity and rating, indications of value from dealers and national price quotation services and general market conditions. In making its evaluations Ranson Capital may also employ electronic data processing techniques and/or a matrix system to assist in such valuations. The Ranson Fund's portfolio management team is an important source of information put into the matrix system. The procedures utilized by Ranson Capital and its valuations are reviewed by the officers of the Ranson Fund under the general supervision of the Board of Trustees and are periodically reviewed by the Board of Trustees. In addition, an independent pricing service will furnish a valuation of the Ranson Fund's portfolio securities on a quarterly basis, which will be used by the Board of Trustees to test the fairness of the valuations determined by Ranson Capital. The Board of Trustees of Ranson Managed Portfolios believes that the nature of the Nebraska municipal bond market is very specialized and that the Ranson Fund's portfolio management team has a particular expertise and familiarity with Nebraska Municipal Securities which makes Ranson Capital well qualified to value the Ranson Fund's portfolio securities. There is, of course, an inherent conflict of interest and reduced control over pricing decisions as a result of delegating the pricing responsibilities to the investment adviser of a fund, but in the case of the Ranson Fund the Board of Trustees believes that, through various policies and procedures which have been adopted to compare periodically Ranson Capital's evaluations with those of independent sources, these concerns have been addressed.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES AND POLICIES

     Ranson Fund

     The investment objective of the Ranson Fund is to provide its shareholders with as a high level of current income exempt from both federal income tax and Nebraska income tax as is consistent with preservation of capital. Under normal market conditions, the Ranson Fund's assets will be invested in a portfolio of Nebraska Municipal Securities which, in the opinion of Ranson Capital, the Ranson Fund's investment adviser, will produce a higher level of current income than would be produced by a portfolio of Nebraska Municipal Securities rated in only the highest rating category, but contains Nebraska Municipal Securities which do not present a significant risk of loss due to credit characteristics.

     The Ranson Fund seeks to achieve its investment objective by investing primarily in debt obligations the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation and Nebraska income taxation. Nebraska Municipal Securities generally include debt obligations of the State of Nebraska, its political subdivisions, municipalities, agencies, and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, participation interests in municipal leases (i.e., lease obligations) and tax-exempt commercial paper issued by such entities. Nebraska Municipal Securities also include debt obligations of the Commonwealth of Puerto Rico, the Virgin Islands and Guam, the interest payable on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxation, but the Ranson Fund is limited to investing not more than 15% of its total assets in these obligations.

     The Ranson Fund has not established any limit on the percentage of its portfolio that may be invested in Nebraska Municipal Securities subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Ranson Fund may be includable in the calculation of alternative minimum taxable income. Accordingly, shares of the Ranson Fund would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax.

     It is a fundamental policy of the Ranson Fund that under normal circumstances at least 80% of the fund's assets will be invested in Nebraska Municipal Securities. The Nebraska Municipal Securities in which the Ranson Fund invests consist of securities rated within the following grades assigned by Moody's: Aaa, Aa, A and Baa for bonds; MIG-1 and MIG-2 for notes; Prime-1 and Prime-2 for commercial paper; or S&P: AAA, AA, A and BBB for bonds; SP-1 and SP-2 for notes; A-1 or A-2 for commercial paper. While ratings at the time of purchase will determine which Nebraska Municipal Securities may be acquired by the Ranson Fund, a subsequent reduction in rating will not require the Ranson Fund to dispose of the securities. The Ranson Fund will purchase unrated Nebraska Municipal Securities which have been determined to be of investment grade quality at the time of purchase by Ranson Capital. As a fundamental policy, the Ranson Fund may not invest more than 30% of its assets in unrated Nebraska Municipal Securities. Further while the Ranson Fund may invest in lease obligations, the Ranson Fund will purchase only lease obligations rated in the top category by either S&P or Moody's and will not invest more than 15% of its net investment assets in lease obligations or any illiquid securities.

     While the Ranson Fund attempts, under normal market conditions, to invest all of its assets in Nebraska Municipal Securities, the Ranson Fund may temporarily invest up to 100% of its assets in taxable fixed-income securities or hold up to 100% of its assets in cash during periods of abnormal market conditions that dictate taking a defensive posture by investing in such taxable obligations or cash. In addition, pending the investment or reinvestment in Nebraska Municipal Securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet shareholders' redemption requests, the Ranson Fund may invest up to 20% of its assets in taxable fixed income securities or cash. Taxable obligations in which the Ranson Fund may invest include obligations of the U.S. Government, its agencies and instrumentalities; other debt obligations of issuers rated in the four highest categories by Moody's or S&P; certificates of deposits of domestic banks, including their foreign branches, which have capital, surplus and undivided profits of over $100 million; time deposits; banker's acceptances and obligations of Nebraska with respect to the foregoing.

     The Ranson Fund also may enter into repurchase agreements with respect to not more than 10% of its total assets, except when investing for temporary defensive purposes during times of adverse market conditions. Although the Ranson Fund may enter into repurchase agreements with respect to any securities which it may acquire, it is the Ranson Fund's present intention to enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies, and instrumentalities, and with respect to Nebraska Municipal Securities.

     The Ranson Fund has a fundamental investment restriction which prohibits the Fund from investing more than 25% of its total assets in securities of issuers in any single industry. This restriction, however, does not apply to the purchase of securities issued by or guaranteed by the U.S. Government, its agencies, or instrumentalities, or by Nebraska, its political subdivisions, municipalities, agencies, and authorities. In this regard, health care revenue bonds, obligations that derive their payment from mortgage loans, and obligations of issuers whose revenues are primarily derived from the sale of electric energy may each represent more than 25% of the Nebraska Municipal Securities in the Ranson Fund's portfolio.

     The Ranson Fund may purchase new issues of Nebraska Municipal Securities and other securities on a "when issued" or delayed delivery basis ("forward commitments"), with delivery and payment for the securities normally taking place within 45 days after the date of the commitment to purchase. There is no percentage limitation on the Ranson Fund's total assets which may be invested in forward commitments. The Ranson Fund may realize short-term profits or losses with the sale of forward commitments, which profits and losses could constitute capital gains or ordinary income depending on a number of factors, including the number of sales of such commitments.

     The Ranson Fund may also invest in financial futures contracts and related options thereon for hedging purposes only. The use of these hedging instruments are subject to further restrictions set forth below under "Investment Restrictions."

     Portfolio transactions in the Ranson Fund will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its objective. The Ranson Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Ranson Fund is known as "portfolio turnover" and a higher rate of portfolio turnover may result in higher transaction costs for the Fund. The Ranson Fund anticipates that its annual portfolio turnover rate will not exceed 75%. The Ranson Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

     See "Investment Objective and Policies" in the accompanying Ranson Fund Prospectus for more information.

     Heartland Fund

     Similar to that of the Ranson Fund, the investment objective of the Heartland Fund is to provide investors with a high level of current income that is exempt from federal and Nebraska personal income taxes. The Heartland Fund invests primarily in municipal securities that are exempt from personal income tax in Nebraska and under federal law, including certain Nebraska municipal securities and securities of other entities meeting such criteria. This investment policy permits the Heartland Fund also to purchase securities issued by territories or possessions of the United States, including Puerto Rico, the Virgin Islands and Guam. Unlike the Ranson Fund, the Heartland Fund may invest a significant portion of its assets in these obligations. Accordingly, the Heartland Fund may invest up to 100% of its assets in tax-exempt securities of issuers outside of Nebraska if such securities are exempt from federal and Nebraska income tax. As of June 30, 1996, the Heartland Fund had no assets in tax-exempt securities of issuers outside Nebraska. The Heartland Fund may also invest 25% or more of its assets in municipal securities whose revenue sources are from similar types of projects (e.g. health care, housing, transportation).

     The Heartland Fund has adopted a fundamental policy pursuant to which the Heartland Fund will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Nebraska personal income taxes. The Heartland Fund also has adopted a fundamental policy pursuant to which the Heartland Fund will seek to invest its assets so at least 80% are invested so as to be exempt from the federal alternative minimum tax. However, under abnormal circumstances, the Heartland Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities whose interest is a "tax preference item" for purposes of the federal alternative minimum tax. If the investor is subject to the alternative minimum tax, a portion of his or her income may not be exempt from federal income tax. See "Dividends, Distributions and Taxes" in the Heartland Fund Prospectus.

     The Heartland Fund invests primarily in municipal bonds judged by Heartland Advisors to be investment grade quality. Such securities are considered by Heartland Advisors to include securities rated at the time of purchase within the four highest rating categories by Moody's, S&P, or Fitch Investors Service, Inc. ("Fitch") or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. The Heartland Fund, however, may invest up to 25% of its assets in "junk bonds" (those rated below the four highest categories by Moody's, S&P or Fitch or judged by Heartland Advisors to be of comparable quality), provided that the Heartland Fund may not invest in bonds rated below B at the time of purchase. Bonds rated below the top four rating categories are regarded on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation.

     Although under normal market conditions, the Heartland Fund will seek to invest all of its assets so that income will be exempt from federal and Nebraska personal income tax, the Heartland Fund may invest in taxable obligations under certain circumstances. The Heartland Fund may invest temporarily in certificates of deposit, bankers' acceptances and other time deposits. Under abnormal market conditions or for defensive purposes, the Heartland Fund may invest more than 20% of its assets in fixed-income securities, the interest on which is subject to federal and/or Nebraska personal income tax. These taxable obligations include securities issued by the United States Government, its agencies, instrumentalities or authority; corporate debt securities rated in the highest three categories by Moody's, S&P, or Fitch (or unrated variable rate demand notes which Heartland Advisors believes have comparable investment characteristics); commercial paper rated in the highest category by S&P or Moody's; and certificates of deposits of the 100 largest domestic banks in terms of assets subject to federal or state regulatory supervision.

     The Heartland Fund may also engage in transactions in options, future contracts, and options on future contracts for hedging purposes. The Heartland Fund may not use these instruments for speculation and its use of these hedging instruments is subject to the further limitations described below in "Investment Restrictions". The Heartland Fund may also purchase securities on a when-issued or delayed basis and may invest in collateralized repurchase agreements, although it has no present intention to enter into such agreements. The Heartland Fund may borrow from banks for temporary or emergency purposes up to 10% of its total assets and pledge up to 10% of its total assets in connection therewith.

     See "Investment Objective and Policies" in the Heartland Fund Prospectus for more information.

INVESTMENT RESTRICTIONS

     Set forth below is a comparison of certain investment restrictions of the Ranson Fund and the Heartland Fund. Several of the investment limitations of the Ranson Fund and the Heartland Fund are substantially the same. Unless otherwise noted, the following investment restrictions are fundamental policies. Fundamental policies may not be changed without the approval of a majority of such Fund's outstanding shares, as defined in the 1940 Act.


INVESTMENT RESTRICTION              RANSON FUND              HEARTLAND FUND
Options and Futures.......... The Ranson Fund, for      The Heartland Fund may
                              hedging purposes, may     engage in transactions
                              enter into financial      in options, futures
                              futures contracts,        contracts and options on
                              options on such           futures contracts for
                              futures, municipal bond   hedging purposes. The
                              index futures contracts   Heartland Fund will
                              and options on            limit its use of these
                              securities. The Ranson    hedging instruments so
                              Fund may not enter into   that:  (i) no more than
                              futures contracts or      5% of the Heartland
                              purchase related          Fund's total assets
                              options thereon if        would be committed to
                              immediately thereafter    initial margin deposits
                              the amount committed to   or premiums on futures
                              initial margin plus the   contracts; (ii) no more
                              amount paid for           than 20% of the
                              premiums for unexpired    Heartland Fund's net
                              options on futures        assets would be subject
                              contracts exceed 5% of    to futures contracts;
                              the value of the Ranson   (iii) no more than 5% of
                              Fund's total assets.      the Heartland Fund's
                              Similarly, the Ranson     total assets would be
                              Fund may not purchase     committed to premiums
                              or sell futures           paid for options; and
                              contracts or related      (iv) no more than 20% of
                              options thereon if,       the Heartland Fund's
                              immediately thereafter,   total assets would be
                              more than one-third of    subject to options.
                              its net assets would be   This is not a
                              hedged. This is not a     fundamental policy.
                              fundamental policy.

Short sales and purchases     The Ranson Fund may not   The Heartland Fund will
 of securities on margin..... purchase securities on    not purchase securities
                              margin, except such       on margin or effect
                              short-term credits as     short sales of
                              may be necessary for      securities, except in
                              the clearance of          connection with
                              purchases and sales of    permissible options and
                              securities.  The          futures transactions.
                              Ranson Fund may also      This is not a
                              not make short sales of   fundamental policy.
                              securities or maintain
                              a short position for
                              the account of the Fund
                              including any short
                              sales "against the box."

Restricted securities........ The Ranson Fund may not   Except with respect to
                              purchase securities       investments in
                              restricted as to          repurchase agreements,
                              resale, if, as a          the Heartland Fund may
                              result, such investment   not purchase securities
                              would exceed 5% of the    with legal or
                              value of the Ranson       contractual restrictions
                              Fund's net assets.        on resale if, as a
                                                        result of such purchase,
                                                        such investments exceed
                                                        5% of the value of the
                                                        Heartland Fund's assets.
                                                        This is not a
                                                        fundamental policy.


 INVESTMENT RESTRICTION            RANSON FUND              HEARTLAND FUND
Illiquid securities........  The Ranson Fund may not   The Heartland Fund may
                             invest in (a)             not invest in:  (a)
                             securities which at the   securities which, in the
                             time of such investment   opinion of Heartland
                             are not readily           Fund's adviser, are not,
                             marketable, including     at the time of such
                             participation interests   investment, readily
                             in municipal leases,      marketable; (b)
                             (b) securities the        securities the
                             disposition of which is   disposition of which is
                             restricted under          restricted under federal
                             federal securities laws   securities laws (as
                             (as described in the      described in the above
                             prior sentence) and (c)   restriction); or (c)
                             repurchase agreements     repurchase agreements
                             maturing in more than     maturing in more than
                             seven days, if, as a      seven days, if, as a
                             result, more than 15%     result, more than 10% of
                             of such Fund's net        the Heartland Fund's net
                             assets (taken at          assets (taken at current
                             current value) would be   value) would be invested
                             invested in securities    in securities described
                             described in (a), (b)     in clauses (a), (b) and
                             and (c) above.            (c).

Securities of one issuer...  No corresponding          The Heartland Fund will
                             restriction.              not purchase more than
                                                       10% of the outstanding
                                                       voting securities of an
                                                       issuer, or invest in a
                                                       company to get control
                                                       or manage it.

Loans......................  The Ranson Fund may not   The Heartland Fund will
                             make loans to others      not make loans, except
                             except through the        that the Heartland Fund
                             purchase of qualified     may (a) acquire publicly
                             debt obligations and      distributed bonds,
                             the entry into            debentures, notes and
                             repurchase agreements.    other debt securities in
                                                       which the Heartland Fund
                                                       may invest consistent
                                                       with its investment
                                                       policies, (b) lend
                                                       portfolio securities
                                                       (provided the aggregate
                                                       of such loans may not
                                                       exceed 30% of the value
                                                       of the Fund's assets),
                                                       and (c) enter into
                                                       repurchase agreements.


 INVESTMENT RESTRICTION            RANSON FUND              HEARTLAND FUND
Industry concentration.....  Ranson Fund may not       Heartland Fund may not
                             invest more than 25% of   invest more than 25% of
                             its total assets in the   its total assets, based
                             securities of issuers     on current market value
                             in any single industry;   at the time of purchase,
                             provided that there       in securities of issuers
                             shall be no such          in any single industry,
                             limitation on the         provided there shall be
                             purchase of securities    no such limitation on
                             issued or guaranteed by   the purchase of
                             the U.S. Government,      Tax-Exempt Obligations
                             its agencies or           (defined as debt
                             instrumentalities or by   obligations issued by or
                             Nebraska, its political   on behalf of states,
                             subdivisions,             territories or
                             municipalities,           possessions of the
                             agencies and              United States or the
                             authorities.              agencies,
                                                       instrumentalities and
                                                       political subdivisions
                                                       the interest payable on
                                                       which is, in the opinion
                                                       of bond counsel,
                                                       excludable from gross
                                                       income both for federal
                                                       income taxation (except,
                                                       in certain instances,
                                                       the alternative minimum
                                                       tax) and Nebraska
                                                       personal income tax),
                                                       housing obligations and
                                                       securities issued or
                                                       guaranteed by the United
                                                       States Government, its
                                                       agencies or
                                                       instrumentalities.

Borrowing..................  The Ranson Fund may not   The Heartland Fund may
                             borrow money, except      not borrow money or
                             from banks for            property except for
                             temporary or emergency    temporary or emergency
                             (not leveraging)          purposes.  In such
                             purposes and then in an   cases, the Heartland
                             amount not exceeding      Fund may only borrow
                             10% of the value of the   from banks and in an
                             Ranson Fund's total       amount not exceeding 10%
                             assets (including the     of the market value of
                             amount borrowed). The     its total assets (not
                             Ranson Fund will not      including the amount
                             borrow for leveraging     borrowed). The
                             purposes, and             Heartland Fund will not
                             securities will not be    pledge more than 10% of
                             purchased while           its net assets to secure
                             borrowings are            such borrowings. In the
                             outstanding. Interest     event the Heartland
                             paid on any money         Fund's borrowing exceeds
                             borrowed will reduce      5% of the market value
                             the Ranson Fund's net     of its total assets, the
                             income.                   Heartland Fund will not
                                                       invest in any additional
                                                       portfolio securities
                                                       until its borrowings are
                                                       reduced to below 5% of
                                                       its total assets.


 INVESTMENT RESTRICTION            RANSON FUND              HEARTLAND FUND
Investment companies.......  The Ranson Fund will      The Heartland Fund will
                             not invest more than 5%   not invest more than 10%
                             of its total assets in    of the value of its
                             the securities of any     assets in securities of
                             other single investment   other investment
                             company, nor more than    companies. In addition,
                             10% of its total assets   the Heartland Fund will
                             in the securities of      not invest in securities
                             two or more other         of any other investment
                             investment companies,     company if, immediately
                             except as part of a       after such investment,
                             merger, consolidation     more than 3% of the
                             or acquisition of         outstanding voting
                             assets. This is not a     securities of such
                             fundamental policy.       company would be owned
                                                       by the Heartland Fund or
                                                       more than 5% of the
                                                       Heartland Fund's assets
                                                       would be invested in
                                                       such company.  No such
                                                       restriction shall apply
                                                       to a purchase in
                                                       connection with a
                                                       merger, consolidation,
                                                       acquisition or
                                                       reorganization.

PORTFOLIO MANAGERS

     Overall portfolio management strategy for the Ranson Fund is determined by Ranson Capital under the general supervision and direction of Robert E. Walstad, the President of the Ranson Fund and of Ranson Capital since January 5, 1996. Mr. Walstad is also the President of five other open-end funds and of ND Money Management, Inc., their investment adviser, and has supervised and directed the management of their portfolios since they commenced operations. Mr. Walstad started in the securities business with Paine Webber in 1972 as a retail broker. He became branch manager with Dean Witter Reynolds in 1977 and spent ten years in that capacity. In 1987, Mr. Walstad founded ND Holdings, which is also sponsor of Integrity Mutual Funds. The day-to-day management of Ranson Fund, including credit analysis and the execution of portfolio transactions, is the responsibility of a portfolio management team, consisting of Monte L. Avery, W. Dan Korgel and Alex R. Meitzner. Mr. Avery started in the securities business with Paine Webber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined First American Bank & Trust (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993 until joining ND Holdings in 1995. Mr. Avery is responsible for the daily pricing of the Integrity Mutual Funds as well as their portfolio trading. He is also portfolio manager for the Integrity Fund of Funds. Mr. Korgel was employed in the trust banking business for 12 years prior to joining ND Holdings. He was with the trust department of First American Bank & Trust (Minot, ND) for two years as head of investments and operations. He joined ND Holdings in May 1988, and is the portfolio manager of four of the mutual funds which are sponsored by ND Holdings. He is responsible for the daily portfolio management of those funds. He is also Corporate Treasurer for ND Holdings. Mr. Meitzner is the Assistant Vice President -- Investments of Ranson Capital and had been Executive Vice President of Ranson Capital until January 5, 1996, when he was elected to his present position. Mr. Meitzner is also Director, Executive Vice President/Trader of Ranson & Associates, Inc. All portfolio management decisions are subject to weekly review by Mr. Walstad and to quarterly review by the Ranson Fund's Board of Trustees.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

     Set forth below is Management's discussion of Ranson Fund's performance set forth in its 1996 Annual Report for the fiscal year ended July 31, 1996.

     Due to moderate economic growth and low inflation, the bond market advanced through the second half of 1995 and into January of 1996. Municipal bond prices then declined in the February-March-April time frame. Federal Reserve monetary policy became less accommodative in response to the growth picture in the American economy.

     The Nebraska Municipal Fund turned in steady performance during the past 12 months. The net asset value per share was $10.95 at the beginning of the period and increased to $11.00 by the end of the reporting period on July 31, 1996. The portfolio manager continues to invest primarily in high-grade Nebraska tax-exempt bonds.

     U.S. economic growth has been slowed by Federal Reserve action and it is our opinion that inflation will remain under control. This stable environment should bode well for investing in tax-exempt bonds.

GRAPH APPEARS HERE

Comparison of change in value of $10,000 investment in The Nebraska Municipal
     Fund and Lehman Bros. Municipal Bond Index (Unaudited)


     The Nebraska Municipal    The Nebraska Municipal        Lehman Bros
     Fund w/o sales charge     Fund w/max sales charge   Municipal Bond Index
     ----------------------    -----------------------   --------------------
11/17/1993     $10,000                $ 9,575                  $10,000
1994           $ 9,773                $ 9,357                  $ 9,892
1995           $10,471                $10,026                  $10,673
1996           $11,071                $10,600                  $11,376

     For further information about the performance of the Ranson Fund, see the Ranson Fund's 1996 Annual Report which is incorporated by reference herein and may be obtained without charge by writing to the Ranson Fund at the mailing address or by telephoning the Ranson Fund at the telephone number set forth on the cover page of this Proxy Statement/ Prospectus.

BACKGROUND AND REASONS FOR THE REORGANIZATION

     Heartland Advisors remains committed to serving the shareholders of each Heartland mutual fund as well as its other advisory clients. Heartland Advisors has served as investment advisor and distributor to the Heartland Fund since the Fund commenced operations in September 1993. During that time, Heartland Advisors has dedicated significant time and resources in an attempt to increase the size of the Heartland Fund to enable the Fund to operate as a more economically efficient and diverse mutual fund. Despite Heartland Advisors' efforts to attract assets to the Heartland Fund, including waiver of one-half of its management fee, advertising, seminars, promotional tours and various other strategies, the inflow of assets into the Fund has not increased and, in the view of Heartland Advisors, the Fund has been unable to achieve an asset level at which it can offer the desired level of economic efficiencies to its shareholders. Since Heartland Advisors does not have a local presence in Nebraska and has been unsuccessful in generating greater interest in the Fund remotely, it has determined that it would be in the best interests of the Heartland Fund and its shareholders to consider other alternatives.

     Management of Heartland Advisors and the Heartland Fund reviewed and analyzed possible options, including (a) re-imposing a sales load on sales of Fund shares and implementing a distribution plan providing for Rule 12b-1 fees to make the Fund more attractive for sale by independent brokers, and discontinuing fee waivers so that the Fund would operate at its full expense ratio; (b) merging or consolidating assets with another Nebraska tax-free fund; or (c) liquidating and dissolving the Heartland Fund, which would result in a taxable event to Fund shareholders.

     Management concluded that the course of action most advantageous to the Heartland Fund shareholders would be merging or consolidating assets with another fully operational Nebraska tax-free fund because potential efficiencies and portfolio diversification could be achieved immediately. In addition, such a transaction would be effected without transaction costs or sales charges that would otherwise arise if shareholders chose to invest individually in another Nebraska tax-free fund, and such a transaction would be tax-free to Heartland Fund shareholders.

     As a result, management contacted other Nebraska tax-exempt funds to determine their interest in a combination of assets with the Heartland Fund. More formal discussions evolved from these inquiries between management of Heartland Advisors and ND Holdings, which was then in the process of acquiring Ranson Capital. Such discussions led to the execution of a letter of intent in December 1995 and the negotiation and execution of the Agreement in September 1996.

     The Board of Directors of Heartland Group considered and unanimously approved the Agreement and the Reorganization, subject to shareholder approval, during meetings held on April 15, 1996, July 31, 1996 and August 8, 1996. The Board noted that the expense ratio (both before and after waivers and reimbursements) of the Ranson Fund is higher than that of the Heartland Fund, although the Ranson Fund's expense ratio after waiver and reimbursements is less than Heartland Fund's expense ratio before waivers and reimbursements; the Ranson Fund imposes a sales charge on purchases; a substantial portion of the income produced by the Ranson Fund may be includable in the calculation of alternative minimum income; the securities in the Ranson Fund's portfolio for which market quotations are not readily available are valued by Ranson Capital and specifically by its portfolio manager rather than by an independent pricing service as is used by the Heartland Fund and most other mutual funds; and Ranson Managed Portfolios does not offer a wide variety of other funds or an exchange privilege. Despite these drawbacks, the Board of Directors believes the proposed transaction is fair to, and in the best interests of, the Heartland Fund shareholders, offering them the following benefits, among others: Ranson Capital has substantial experience and knowledge in investing in Nebraska municipal securities; Ranson Capital's sales force and network of securities dealers and financial institutions and the Ranson Fund's distribution plan promote the marketing and distribution of Ranson Fund shares to potential Nebraska investors, thereby fostering expansion of, and increased efficiencies for, the Ranson Fund; Ranson Capital's greater presence in Nebraska should encourage future growth of the Ranson Fund and enable it to take advantage of investment opportunities in the state; the combined size of the Ranson Fund may result in increased portfolio diversification, greater buying power, lower transaction costs and other economies of scale, which should keep total expenses at reasonable levels.

     In determining unanimously to recommend approval of the Reorganization to shareholders, the Board of Directors reviewed and requested information about Ranson Capital, Ranson Managed Portfolios, the Ranson Fund and ND Holdings, met with certain members of senior management of Ranson Capital and ND Holdings, consulted with legal counsel, made inquiries and considered the following numerous factors, among others deemed relevant by the Board:

          (1) the experience, investment philosophy, performance, personnel, operations, resources and financial condition of Ranson Capital and ND Holdings;

          (2) a comparison of the investment objectives, policies, strategies and restrictions of the Funds;

          (3) the quality, scope and cost of the advisory and administrative services to be provided by Ranson Capital, and a comparison of such attributes to those of Heartland Advisors and other advisors of comparable mutual funds;

          (4) the distribution performance, resources and capabilities of Ranson Capital, and the economies of scale which potentially may be achieved through larger and wider distribution of shares of the Ranson Fund and consolidation of the assets of the two Funds;

          (5) a comparison of the various other services (including accounting, custodial, transfer agency, legal and shareholder services) provided to the Funds and the associated costs of such services;

          (6) a comparison of the current expense ratios for the two Funds (and an analysis of the pro forma expense ratio of the Ranson Fund assuming the Reorganization is consummated);

          (7) the agreement by Ranson Capital to continue waiving fees or reimbursing expenses as needed so that the total operating expenses of the Ranson Fund do not exceed 0.85% of its average net assets during each of its fiscal years ended July 31, 1997 and 1998;

          (8) the terms and conditions of the Agreement and the Reorganization, including the structure of the transaction as a tax-free reorganization and the fact that no sales charge will be imposed on the Heartland Fund shareholders in connection with the Reorganization; and

          (9) alternatives to the Reorganization (including liquidation or operating the Fund without voluntary fee waivers or expense reimbursements) and the consequences of such alternatives to the Heartland Fund shareholders.

     The Board of Directors of Heartland Group has concluded that the Agreement and the Reorganization are fair to, and in the best interests of, the Heartland Fund shareholders.

The Board of Directors, including all of the directors who are not interested persons of Heartland Advisors or Ranson Capital, unanimously approved the Agreement and the Reorganization, and recommends to the Heartland Fund shareholders that they vote FOR the Agreement and the Reorganization.

     The Board of Directors also considered whether the Reorganization is consistent with the requirements of Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides, in substance, that when a sale of an interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount of benefit in connection with the transaction so long as two conditions are satisfied. The first condition is that 75% of the Board of Directors not be "interested persons" of the proposed or predecessor investment adviser for the three-year period immediately following the transaction. The Board of Trustees of Ranson Managed Portfolios will have three of four members who are not interested persons of Ranson Capital or Heartland Advisors. In addition, the Heartland Group directors are not and are not expected to become interested persons of Ranson Capital. A second condition of
Section 15(f) is that no "unfair burden" be imposed on the investment company as a result of the transactions relating to the sale of such interest or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period following the transaction whereby the fund's investment adviser or any interested person of such adviser receives or is entitled to receive any compensation, directly or indirectly: (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services.

     Based on its review of the terms of the Reorganization, including the provisions of the Agreement and the Sale Agreement (as herein defined), the Board of Directors is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Ranson Fund or the Heartland Fund as a result of the Reorganization.

                  ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is set forth in full as Exhibit I to this Proxy Statement/Prospectus.

ACQUISITION OF ASSETS AND ASSUMPTION OF LIABILITIES

     Pursuant to the Agreement, the Ranson Fund will acquire all of the assets, and assume the stated liabilities, of the Heartland Fund and, in exchange therefor, will issue to the Heartland Fund shares of the Ranson Fund. The transaction will occur prior to the opening of business on a date which shall be within ten business days following approval by the Heartland shareholders of the Agreement and the satisfaction of all conditions to closing or such other time as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, the Heartland Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. The Ranson Fund will not assume any liabilities or obligations of the Heartland Fund other than those reflected on an unaudited statement of assets and liabilities of the Heartland Fund, prepared as of the Valuation Date (defined below). The number of full and fractional shares of the Ranson Fund to be issued to the Heartland Fund will be equal in aggregate net asset value to the aggregate value of the Heartland Fund assets (net of its stated liabilities), computed as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). All such valuations shall be made pursuant to the valuation procedures set forth in the attached Ranson Fund Prospectus and in the Ranson Fund SAI, incorporated by reference herein. Securities for which market quotes are not available shall be valued as mutually agreed by Ranson Managed Portfolios and Heartland Group, provided that such value is consistent with the valuation procedures in the Ranson Fund Prospectus and SAI.

     Because the Heartland Fund's portfolio securities are consistent with the investment objective and policies of, and otherwise eligible for investment by, the Ranson Fund, it is not anticipated that any of the securities held by either Fund will be sold before or after the Reorganization other than in the ordinary course of business.

     Contemporaneously with the Closing, the Heartland Fund would liquidate and distribute or cause to be distributed, pro rata, to its shareholders of record as of the close of business on the Valuation Date, the Ranson Fund shares received by the Heartland Fund in the transaction. Such distribution shall be accomplished by the establishment of an open account on the share records of the Ranson Fund in the name of each Heartland Fund shareholder representing a number of Ranson Fund shares equal to the pro rata interest of such shareholder in the Ranson Fund shares issued to the Heartland Fund. Accordingly, every shareholder of the Heartland Fund would own shares of the Ranson Fund immediately after the Reorganization, the net asset value of which is expected to be equal to the aggregate net asset value of such shareholder's Heartland Fund shares immediately prior to the Reorganization. Moreover, because the Ranson Fund shares would be issued at net asset value in exchange for the net assets of the Heartland Fund and the aggregate value of those assets would equal the aggregate value of the Ranson Fund shares issued in exchange therefor, the net asset value per share of the Ranson Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any Heartland Fund or Ranson Fund shareholder. Upon such liquidation all issued and outstanding shares of the Heartland Fund will be canceled on the Heartland Fund's books and Heartland Fund shareholders will have no further rights as shareholders of the Heartland Fund.

OTHER TERMS

     Ranson Managed Portfolios (on behalf of the Ranson Fund) and Heartland Group (on behalf of the Heartland Fund) have each made representations and warranties that are customary in a matter such as the Reorganization. Such representations and warranties do not survive the Closing and Heartland Fund shareholders will not be liable for breaches thereof. The consummation of the Reorganization is also subject to the conditions set forth in the Agreement, including, without limitation, (a) approval of the Reorganization by the Heartland Fund's shareholders; (b) receipt of a legal opinion of Chapman and Cutler that the

Reorganization will not result in recognition of gain or loss for federal income tax purposes for the Ranson Fund, the Heartland Fund or their shareholders; (c) the Ranson Fund Registration Statement on Form N-14 shall have become effective under the Securities Act, no stop orders suspending the effectiveness thereof shall have been issued with respect thereto, and to the best knowledge of the parties to the Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; (d) the valuation made by Ranson Capital of the Heartland Fund's assets immediately prior to the Reorganization does not differ by more than 0.05% from the corresponding valuation conducted by Heartland Group, in each case using the lower of the two valuations as the base line for calculating the percentage difference; (e) there shall have been no material adverse changes since December 31, 1995 in the financial condition, business, operation or assets of either the Ranson Fund or the Heartland Fund (other than changes occurring in the ordinary course of business); and (f) the transactions contemplated by that certain Agreement for Sale and Purchase of Certain Assets of Heartland Advisors (described below) have been consummated. Notwithstanding approval of the Heartland Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date (i) by mutual written consent of Heartland Group and Ranson Managed Portfolios, (ii) by Heartland Group or Ranson Managed Portfolios if the closing shall not have occurred on or before January 31, 1997 (or such later date as agreed to by the parties by mutual written consent), (iii) by Heartland Group or Ranson Managed Portfolios upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other in any of its representations, warranties, agreements or covenants set forth in the Agreement, or (iv) by Ranson Managed Portfolios at any time the Board of Trustees of Heartland Fund changes its recommendation to the shareholders. In addition, the Agreement may be amended by mutual written agreement by Heartland Group and Ranson Managed Portfolios.

     Ranson Capital has covenanted to Heartland Group that it will waive fees and reimburse expenses as needed to ensure that the ratio of total expenses to average net assets for the Ranson Fund does not exceed 0.85% for each of its fiscal years ending July 31, 1997 and 1998.

     Each party to the Agreement shall bear its own legal, accounting and other related expenses in connection with the Reorganization. Notwithstanding the foregoing, Ranson Capital shall pay the cost of solicitation of the vote of shareholders of the Heartland Fund on the transactions contemplated in the Agreement, including costs of preparation, printing, and distribution of proxy materials, legal and tax opinions, transfer and stamp taxes, SEC registration costs, the costs of printing and distributing prospectus supplements describing such matters, and up to $7,500 for the fees of Quarles & Brady, the Heartland Group's legal counsel in connection with the Reorganization. The Ranson Fund is not expected to incur any costs, fees or expenses in connection with the Reorganization.

FEDERAL TAX CONSEQUENCES

     In the opinion of Chapman and Cutler, the principal federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows:

(i) the Reorganization will constitute a tax-free reorganization under Section 368(a)(1)(C) of the Code and Heartland Fund and Ranson Fund will each be a party to the Reorganization; (ii) no gain or loss will be recognized by the Ranson Fund on its receipt of all of the assets of the Heartland Fund in exchange for shares of the Ranson Fund and the assumption by the Ranson Fund of the stated liabilities of the Heartland Fund; (iii) no gain or loss will be recognized by the Heartland Fund on its transfer of all of its assets to the Ranson Fund solely in exchange for shares of the Ranson Fund and the assumption by the Ranson Fund of the stated liabilities of the Heartland Fund; (iv) no income, gain or loss will be recognized by a shareholder of the Heartland Fund upon the receipt of Ranson Fund shares in exchange for their shares of the Heartland Fund; (v) the adjusted tax basis of the Ranson Fund shares received by a shareholder of the Heartland Fund pursuant to the Reorganization will equal the adjusted tax basis of the shares of the Heartland Fund surrendered in exchange therefor; (vi) the holding period of the Ranson Fund shares received by a shareholder of the Heartland Fund in the Reorganization will include the period during which the shares of Heartland Fund surrendered in exchange therefor were held, provided that the shareholder held such Heartland Fund shares as capital assets on the Closing Date; (vii) the basis of the assets of the Heartland Fund in the hands of the Ranson Fund will be the same as the basis of such assets in the hands of the Heartland Fund immediately prior to the Reorganization; and
(viii) the holding period of the Heartland Fund assets in the hands of the Ranson Fund will include the holding period of those assets in the hands of the Heartland Fund immediately prior to the Reorganization.

     The foregoing opinions are conditioned upon the accuracy, as of the date hereof and as of Closing Date, of certain representations upon which Chapman and Cutler have relied in rendering these opinions, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization): (A) there is no plan or intention on the part of the Heartland Fund shareholders who own five percent or more of the Heartland Fund shares and, to the knowledge of the management of Heartland Fund, there is no plan or intention on the part of the remaining shareholders of the Heartland Fund to sell, exchange or otherwise dispose of a number of shares of the Ranson Fund received in the Reorganization that would reduce the Heartland Fund shareholders' ownership of the Ranson Fund shares to a number of shares having a value, as of the date of the Reorganization, of less than 50% of the value of all of the formerly outstanding shares of the Heartland Fund as of the same date; (B) the Heartland Fund will transfer at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Heartland Fund immediately prior to the Reorganization; (C) following the Reorganization, the Ranson Fund will continue the historic business of the Heartland Fund or use a significant portion of the Heartland Fund's business assets in its business; (D) the Heartland Fund will distribute the shares, securities and other property it receives in the Reorganization and its other properties, in pursuance of the plan of Reorganization; (E) the Ranson Fund has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent required by the 1940 Act, as amended, to redeem any of the shares of the Ranson Fund presented for redemption; and (F) the Ranson Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Heartland Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company."

     The foregoing description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of the Heartland Fund. The Heartland Fund shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

RELATED PARTY TRANSACTIONS

     ND Holdings and Heartland Advisors have entered into the Agreement for Sale and Purchase of the Certain Assets of Heartland Advisors (the "Sale Agreement"), pursuant to which Heartland Advisors agrees to sell and deliver to Ranson Capital substantially all of the properties and assets (including all books, records, shareholder lists and supplier lists) of Heartland Advisors which relate to the Heartland Fund (the "Purchased Assets"). The purchase price to be paid by ND Holdings to Heartland Advisors for the Purchased Assets will be equal to 2.25% of the total net asset value of the Heartland Fund as of the close of business on the business day immediately preceding the closing date of the transaction.

     Heartland Advisors also has executed an Agreement Not To Compete pursuant to which Heartland Advisors agrees, for a period of five (5) years, not to sponsor, manage, underwrite or distribute, anywhere within Nebraska, any registered investment company, the objective of which is to produce income most of which is exempt from both federal and Nebraska income tax.

     Consummation of the transaction described on the Sale Agreement is contingent upon, among other things, approval of the Agreement by the Heartland Fund shareholders and consummation of the Reorganization.

                    DESCRIPTION OF SHARES ISSUED AND RIGHTS

     The Heartland Fund is a separate non-diversified series of the Heartland Group, a diversified, open-end management investment company registered under the 1940 Act and organized in 1986 as a Maryland corporation, and is subject to the Maryland General Corporation Law, and its governing documents, its Articles of Incorporation and its By-laws. Heartland Group is a series company, which means that the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. Currently, Heartland Group consists of the following series: Small Cap Contrarian Fund, Value Fund, Mid Cap Value Fund, Large Cap Value Fund, Value Plus Fund, U.S. Government Securities Fund, Wisconsin Tax Free Fund and Nebraska Tax Free Fund.

     The Ranson Fund is a separate non-diversified series of Ranson Managed Portfolios, a diversified, open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust by an Agreement and Declaration of Trust (the "Trust Agreement") dated August 10, 1990. The Trust Agreement permits its Trustees to issue an unlimited number of full or fractional shares, without par value, from each series designated by the Board of Trustees. At this time, Ranson Managed Portfolios offers three series of shares: the Ranson Fund, The Kansas Municipal Fund, and The Kansas Insured Intermediate Fund. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the series with each other share of such series and is entitled to receive a distribution out of the net assets belonging to the series as are declared by the Board of Trustees. In the case of liquidation, subject to the rights of creditors, the holders of the shares of the series being liquidated will be entitled to receive a distribution out of the net assets belonging to such series.

     Each share of the Ranson Fund and the Heartland Fund is entitled to one vote (and a fractional vote for a fractional share). The shares of each Fund do not have cumulative voting rights or preemptive rights. The Heartland Fund shares do not have dissenters' rights in connection with the Reorganization.

     The Ranson Fund is not required to and does not intend to hold annual shareholders' meetings. However, the Trust Agreement provides for shareholder voting with respect to certain matters including (a) the election or removal of Trustees if a meeting is called for that purpose; (b) any contract as to which shareholder approval is required under the 1940 Act; (c) any termination or reorganization of Ranson Managed Portfolios or any series thereof to the extent provided in the Trust Agreement; and (d) any amendment of the Trust Agreement (other than amendments designating new series, changing the name of Ranson Managed Portfolios or a series thereof, and certain changes to correct any inconsistency with the 1940 Act). The Heartland Fund under its By-laws also does not require meetings of shareholders to be held annually. However, special meetings of Heartland Fund shareholders may be called for purposes such as electing or removing Directors, changing fundamental policies or approving investment advisory contracts.

     In addition, shareholder meetings of the Ranson Fund may be called by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the Ranson Fund shares then outstanding. In connection with the shareholders' right to remove a Trustee, shareholders will be assisted in their communications in such manner. Special meetings of Heartland Group shareholders may be called by the Secretary upon the written request of shareholders holding at least 25% of all votes entitled to be cast at such meeting, which request must state the purposes of such meeting and the matters proposed to be acted upon.

     Shares of the Ranson Fund (and the Heartland Fund) and of the other series of the Ranson Managed Portfolios (and the Heartland Group) vote together in the aggregate and not by series unless the 1940 Act requires a separate vote of any series or when the Trustees (or Directors) have determined the matters only affect one or more series, then only shareholders of the affected series shall vote thereon.

     Under Massachusetts law, under certain circumstances, a shareholder of the Ranson Fund may be deemed to have the same type of personal liability for the obligations of the Ranson Managed Portfolios as does a partner of a partnership. The Trust Agreement contains an express disclaimer of liability on the part of shareholders and provides that the

Ranson Managed Portfolios shall assume the defense on behalf of shareholders. Thus, the risk of shareholder liability is slight and limited to circumstances in which the Ranson Managed Portfolios is unable to meet its obligations. Shareholders of the Heartland Fund do not have such personal liability.

     For further information about the shares of the Ranson Fund, including voting rights and potential liability with their ownership, see "Description of Shares and Rights" in the Ranson Fund Prospectus and "Additional Information Regarding Shares and Rights" in the Ranson Fund SAI. For more information regarding Heartland Fund shares, see "Description of Fund Shares" in the Heartland Fund Prospectus and "Description of Shares" in the Heartland Fund SAI.

              OWNERSHIP OF RANSON FUND AND HEARTLAND FUND SHARES

CONTROL PERSONS

     As of July 31, 1996, no person was known to own, of record or beneficially, as much as 5% of the outstanding shares of either the Ranson Fund or the Heartland Fund. Neither the Ranson Fund nor the Heartland Fund is "controlled" (as that term is defined in the 1940 Act) by any person.

OWNERSHIP OF OFFICERS AND TRUSTEES/DIRECTORS

     To the best knowledge of Ranson Managed Portfolios, the beneficial ownership of shares of Ranson Fund by officers and Trustees of Ranson Managed Portfolios as a group constituted less than 1% of the outstanding shares of the Ranson Fund, as of the date of this Proxy Statement/Prospectus. To the best knowledge of Heartland Group, the beneficial ownership of shares of Heartland Fund by officers and Directors of Heartland Group as a group constituted less than 1% of the outstanding shares of Heartland Fund, as of the date of this Proxy Statement/Prospectus.

                             CAPITALIZATION; TABLE

     The table below sets forth the unaudited capitalization of the Ranson Fund and the Heartland Fund and indicates the pro forma combined capitalization as of July 31, 1996 as if the Reorganization had occurred on that date.

                                                              Pro Forma
                               Ranson         Heartland        Combined
                                Fund            Fund             Fund
                               ------         ---------       ---------
Net Assets.................  $18,076,958     $11,874,382     $29,951,340

Net Asset Value Per Share..       $11.00           $9.05          $11.00

Shares Outstanding.........    1,644,023       1,311,412       2,722,849

                                 MISCELLANEOUS

LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Ranson Fund will be passed upon by Chapman and Cutler, Chicago, Illinois.

AUDITORS

     The firm of Arthur Andersen LLP serves the Heartland Group as independent accountants. Arthur Andersen LLP has no direct or indirect financial interest in Heartland Group or its series except as auditors and independent public accountants. No representative of Arthur Andersen LLP is expected to be present at the Meeting.

INTERESTS OF EXPERTS AND COUNSEL

     No expert or counsel named herein has a substantial interest in the Heartland Group, Ranson Managed Portfolios, or their respective series, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

OTHER MATTERS

     The Board of Directors of Heartland Group is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof.

                 ADDITIONAL INFORMATION ABOUT THE RANSON FUND
                            AND THE HEARTLAND FUND

     For more information with respect to Ranson Fund concerning the following topics, please refer to the accompanying Ranson Fund Prospectus as indicated:
(i) see the discussion "Highlights of the Fund and Prospectus Summary," "The Fund," "Fee and Expense Table," "Condensed Financial Information," "Investment Objective and Policies" and "Fund Management" for further general information regarding the Ranson Fund;
(ii) see the discussion "Highlights of the Fund and Prospectus Summary," "Investment Objective and Policies" and "Fund Management" for further information regarding management of the Ranson Fund; (iii) see the "Highlights of the Fund and Prospectus Summary" and "Dividends and Taxes" for further information regarding the distribution policies of the Ranson Fund; (iv) see the discussion "Highlights of the Fund and Prospectus Summary," "The Fund" and "Description of Shares and Rights" for further information regarding the shares of the Ranson Fund; (v) see the discussion "Highlights of the Fund and Prospectus Summary," "Purchase of Shares," "Special Programs," "Net Asset Value," "Redemption of Shares" and "Summary of Procedures" for further information regarding the purchase, redemption and repurchase of Ranson Fund shares; and (vi) see "Condensed Financial Information" and "Fee and Expense Table" for further financial information on the Ranson Fund.

     For more information with respect to the Heartland Fund concerning the following topics, please refer to the Heartland Fund Prospectus as indicated:
(i) see the discussion "Investment Summary," "Fund Expenses," "Financial Highlights," "Investment Objective and Policies" for further general information regarding the Heartland Fund and its investment policies; (ii) see the discussion "The Fund and the Heartland Organization," including "Heartland Advisors" for further information regarding management of the Heartland Fund;
(iii) see the discussion "Description of Fund Shares" for further information regarding the shares of the Heartland Fund; (iv) see the discussion "How to Buy Shares," "Net Asset Value Calculation," "Shareholder Services" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of Heartland Fund shares; and (v) see "Dividends, Distributions and Taxes" for the distribution policies of the Heartland Fund.

                                                                       Exhibit I

                     AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization ("Agreement") is made as of this 20th day of September, 1996, by and between Ranson Managed Portfolios, an unincorporated business trust organized under the laws of Massachusetts ("Ranson"), acting on behalf of The Nebraska Municipal Fund, a separate investment portfolio of Ranson (including its predecessors, "Ranson Fund") and Heartland Group, Inc., a Maryland corporation (the "Heartland Group"), acting on behalf of the Heartland Nebraska Tax Free Fund, a separate series of Heartland Group (the "Heartland Fund").

WITNESSETH:

     Whereas, this Agreement is intended to be and is adopted as a "plan of reorganization", within the meaning of Treas. Reg. Section 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code");

     Whereas, the reorganization ("Reorganization") will consist of the transfer to the Ranson Fund of all of the assets of the Heartland Fund in exchange for the assumption by the Ranson Fund of the stated liabilities of the Heartland Fund and the issuance by Ranson of shares of beneficial interest of the Ranson Fund ("shares") to be distributed contemporaneously with the Closing Date (as hereinafter defined) to the shareholders of the Heartland Fund in liquidation of the Heartland Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     Now, Therefore, in consideration of the premises and the mutual promises herein set forth, agreed as follows:

                                   ARTICLE I

           THE REORGANIZATION AND LIQUIDATION OF THE HEARTLAND FUND

     Section 1.1. Assets to be Transferred. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, as of the opening of business on the Closing Date, the Heartland Fund will assign, deliver and otherwise transfer all of its assets as set forth in Section 1.2 hereof (the "Heartland Fund Assets") to the Ranson Fund (or its custodian), and the Ranson Fund will in exchange therefor assume Heartland Fund's stated liabilities on the Closing Date as set forth in Section
1.3 hereof and deliver to the Heartland Fund the number of shares of the Ranson Fund, including fractional Ranson Fund shares, determined by dividing the aggregate value of the Heartland Fund Assets, net of its stated liabilities, computed in the manner and as of the time and date set forth in Section 2.1 hereof, by the net asset value per share of the Ranson Fund, computed in the manner and as of the time and date set forth in Section 2.2 hereof. Such transactions shall take place at the closing provided for in Section 3.1 hereof ("Closing").

     Section 1.2. List of Assets. (a) The Heartland Fund Assets shall consist of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables owned by the Heartland Fund, and any deferred or prepaid expenses shown as an asset on the Heartland Fund's books on the Closing Date.

       (b) Promptly following the signing of this Agreement, the Heartland Fund will provide the Ranson Fund with a list of its assets as of the most reasonably practical date. On the Closing Date, the Heartland Fund will provide the Ranson Fund with a list of the Heartland Fund Assets to be assigned, delivered and otherwise transferred to the Ranson Fund pursuant to this Agreement.

     Section 1.3. Liabilities. The Heartland Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to the Closing Date. An unaudited Statement of Assets and Liabilities of the Heartland Fund will be prepared by the Treasurer of the Heartland Fund, as of the Valuation Date as defined in Section 2.1 hereof, which Statement shall be prepared in conformity with generally accepted accounting principles consistently applied from the prior audited period (except for year-end adjustments). On the Closing Date, the Ranson Fund shall assume such stated liabilities, expenses, costs, charges and reserves as are set forth on such Statement.

     Section 1.4. Dividend. In order for the Heartland Fund to comply with
Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Section 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending on the Closing Date, the Heartland Fund will on or before the Closing Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     Section 1.5. Liquidation. Contemporaneously with the Closing, the
Heartland Fund will be liquidated and the Heartland Fund will distribute or cause to be distributed the Ranson Fund shares (including fractional shares) received from the Ranson Fund pursuant to Section 1.1 pro rata to the Heartland Fund shareholders of record determined as of the close of business on the Valuation Date as defined in Section 2.1 (the "Heartland Fund Shareholders"). Such distribution shall be accomplished by the establishment of an open account on the share records of the Ranson Fund in the name of each Heartland Fund Shareholder representing a number of Ranson Fund shares equal to the pro rata interest of such Shareholder in the Ranson Fund shares issued to the Heartland Fund. Heartland Group shall instruct Ranson that the pro rata interest of each Heartland Fund Shareholder, as certified by the Heartland Fund's transfer agent, in the Ranson Fund shares be registered on the books of the Ranson Fund in full and fractional shares in the name of each Heartland Fund Shareholder. Upon such liquidation all issued and outstanding shares of the Heartland Fund will be canceled on the Heartland Fund's books and the Heartland Fund Shareholders will have no further rights as such Shareholders.

     Section 1.6. Termination, Winding Up. After the Closing, the Heartland
Fund shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, the Heartland Fund may terminate its status as a designated series of Heartland

Group under Maryland law and its shares may be deregistered under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws.

     Section 1.7. Books and Records. Copies of all books and records of or pertaining to the Heartland Fund, including those in connection with its obligations under Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement, will promptly after the Closing be delivered to officers of the Ranson Fund or their designee. Following the Closing, Heartland Group shall be entitled to have access to such books and records as necessary to prepare required reports, tax returns and other documents, and, to the extent required by applicable laws, to retain copies of such books and records.

                                 ARTICLE II

                               THE CALCULATION


     Section 2.1. The Heartland Fund Valuation. The value of the Heartland Fund Assets shall be the value of such assets computed as of the close of business on the business day preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Ranson Fund's then current prospectus and statement of additional information. The stock transfer books of the Heartland Fund shall be permanently closed as of the close of business on the Valuation Date, and only requests for the redemption of the shares of the Heartland Fund received in proper form prior to the close of trading on the New York Stock Exchange on the Valuation Date shall be accepted by the Heartland Fund. Redemption requests thereafter received shall be deemed to be redemption requests for the Ranson Fund (assuming that the transactions contemplated by this Agreement have been consummated).

     Section 2.2. The Ranson Fund Valuation. The net asset value of shares of the Ranson Fund shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Ranson Fund's then current prospectus and statement of additional information.

     Section 2.3. The Ranson Fund Shares. The number of Ranson Fund shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the value of the Heartland Fund Assets, net of the liabilities assumed by the Ranson Fund pursuant to Section 1.3 hereof, determined in accordance with Section 2.1 hereof, by the net asset value of a Ranson Fund share determined in accordance with Section 2.2 hereof.

     Section 2.4. Computations. All computations of value shall be made by Ranson Capital Corporation ("RCC") with the approval of Heartland Group in accordance with RCC's regular practice in pricing the Ranson Fund (subject to adjustments, if any, agreed to by the parties). Ranson shall cause RCC to deliver to Heartland Group a copy of its valuation report at the Closing. Securities for which market quotes are not available shall be valued as mutually agreed by Ranson and Heartland Group, provided that such value is consistent with the valuation procedures set forth in the Ranson Fund's then current prospectus and statement of additional information.

     Section 2.5. Shadow Valuation. Promptly following the date of this Agreement, Heartland Group and Ranson shall each cause a valuation of the Heartland Fund's portfolio securities and other assets to be conducted in accordance with their respective valuation policies and practices as of the close of business on a mutually acceptable date, which in any event shall not be more than 30 days after the date of this Agreement. This shadow pricing procedure shall be repeated as of the close of business on a date which is not more than 10 days prior to the Valuation Date.

     Section 2.6. Expense Limitation. Ranson and RCC agree to voluntarily waive fees or reimburse expenses as necessary to ensure that the ratio of total expenses to average net assets for the Ranson Fund does not exceed 0.85% during each of its fiscal years ended July 31, 1997 and 1998.

                                 ARTICLE III

                           CLOSING AND CLOSING DATE

     Section 3.1. Closing Date. The Closing of the transactions contemplated hereby shall take place prior to opening of business on a date (the "Closing Date") which shall be within ten (10) business days following approval by the Heartland Fund shareholders of this Agreement and the Reorganization and the satisfaction of all conditions to Closing (except those which by their terms can only be satisfied on Closing); or such other time as may be agreed upon by Ranson and the Heartland Group.

     Section 3.2. Portfolio Securities. Portfolio securities held by the Heartland Fund and represented by a certificate or written instrument shall be presented by it or on its behalf to First Western Bank & Trust (the "Custodian"), custodian for the Ranson Fund, for examination no later than two business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by the Heartland Fund to the Custodian for the account of the Ranson Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps (which amounts shall be paid or reimbursed by RCC, as provided in Section 10.2 below). Portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or with a qualified foreign custodian under Rule 17f-5 of the 1940 Act shall be delivered on or before the Closing Date by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "First Western Bank & Trust, Custodian for The Nebraska Municipal Fund."

     Section 3.3. Postponement of Valuation. In the event that on the Valuation Date (a) any exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on any exchange or elsewhere shall be disrupted so that, in the judgment of both Ranson and Heartland Group, accurate appraisal of the value of the net assets of the Ranson Fund or the Heartland Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored. The Closing Date shall be postponed as necessary to coordinate with any such postponement of the Valuation Date.

     Section 3.4. The Heartland Fund Shareholders. The Heartland Fund shall deliver to the Ranson Fund or its designee (a) at the Closing a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Heartland Fund Shareholders and the number of outstanding Heartland Fund shares owned by each such shareholder, all as of the Valuation Date (after giving effect to the payment of dividends and any reinvestments of such dividends, described in Section 1.4 above), and (b) as soon as practicable after the Closing all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Heartland Fund Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Ranson Fund shall issue and deliver to Heartland Fund Shareholders a confirmation evidencing delivery of Ranson Fund shares to be credited on the Closing Date to the Heartland Fund Shareholders or provide evidence reasonably satisfactory to the Heartland Fund that such Ranson Fund shares have been credited to the account established on the books of the Ranson Fund for each Heartland Fund Shareholder as provided in
Section 1.5 of this Agreement. At the Closing each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

                                 ARTICLE IV

                    COVENANTS OF RANSON AND HEARTLAND GROUP

     Section 4.1. Registration Statement. Ranson will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to the Ranson Fund shares to be issued to the Heartland Fund Shareholders pursuant to the Reorganization ("Registration Statement"), which Registration Statement shall include a combined proxy statement/prospectus, notice of meeting, form of proxy and statement of additional information ("Proxy Materials") . Heartland Group will assist Ranson with the preparation of, and will be entitled to review and comment on, the Proxy Materials included in the Registration Statement. Heartland Group will further provide Ranson with such other information and documents relating to the Heartland Fund as are reasonably necessary for the preparation of the Registration Statement.

     Section 4.2. Shareholders Meeting. Heartland Group will call a meeting of shareholders of the Heartland Fund to consider and act upon this Agreement and the Reorganization and take all other action necessary to obtain approval of the transactions contemplated herein and therein. Ranson will prepare, with assistance from Heartland Group, the Proxy Materials to be used in connection with such meeting and Ranson will furnish Heartland Group with a current effective prospectus relating to the Ranson Fund shares for inclusion in the Proxy Materials and with such other information relating to the Ranson Fund as is reasonably necessary for the preparation and distribution of the Proxy Materials.

     Section 4.3. Shareholder Information. Prior to the Closing Date, Heartland Group will assist Ranson in obtaining such information as Ranson reasonably requests concerning the beneficial ownership of the shares of the Heartland Fund.

     Section 4.4. Cooperation. Subject to the provisions of this Agreement, Ranson and Heartland Group will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     Section 4.5. Earning and Profits. As promptly as practicable, but in any case within 60 days after the Closing Date, Heartland Group shall furnish or cause to be furnished to Ranson, such information as Ranson reasonably requests to enable Ranson to determine the Heartland Fund's earnings and profits for federal income tax purposes that will be carried over to the Ranson Fund pursuant to Section 381 of the Code.

     Section 4.6. Final Tax Returns. As soon after the Closing Date as is reasonably practicable, Heartland Group shall prepare and file all federal and other tax returns and reports of the Heartland Fund required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed.

     Section 4.7. Continuation of the Ranson Fund. Ranson agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations and the operations of the Ranson Fund after the Closing Date.

                                  ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF HEARTLAND GROUP

     Heartland Group, on behalf of the Heartland Fund, represents and warrants to Ranson as follows:

     Section 5.1. Heartland Fund Shares. All issued and outstanding shares of the Heartland Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders of record submitted to the Ranson Fund pursuant to Section 3.4 hereof. The Heartland Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

     Section 5.2. Title. The Heartland Fund has, and at the Closing Date will have, good and marketable title to the Heartland Fund Assets, subject to no liens, security interests or other encumbrances (except for liens relating to investment practices described in Heartland Fund's current prospectus and Statement of Additional Information ("SAI")), and full right, power and authority to assign, deliver and otherwise transfer the Heartland Fund Assets hereunder, and upon delivery and payment for the Heartland Fund Assets, the Ranson Fund will acquire clear title thereto (except for liens relating to investment practices described in Heartland Fund's current prospectus and SAI), subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act (other than Rule 144A, privately placed or illiquid securities, if any). No financing statement covering all or any portion of assets and naming the Heartland Fund, as debtor, has been filed in any public office, and the Heartland Fund has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of the Heartland Fund Assets.

     Section 5.3. Proxy Materials. On the effective date of the Registration Statement, at the time of the meeting of the Heartland Fund's shareholders and on the Closing Date, the written information provided by Heartland Group for inclusion in the Proxy Materials shall be accurate and complete in all material respects and shall comply in all material respects with applicable federal securities and other laws and all regulations thereunder;

     Section 5.4. No Distribution. Heartland Fund is not acquiring the Ranson Fund shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     Section 5.5. Net Asset Value Calculations. Except as previously disclosed to the Ranson Fund in writing, and except as have been fully corrected, there have been no material miscalculations of the net asset value of the Heartland Fund during the past 12 months and all such calculations have been done in accordance with the provisions of Rule 2a-4 under the 1940 Act.

     Section 5.6. Authority. (a) Heartland Group has full legal power and authority to enter into and perform this Agreement, and, except for obtaining approval of the Heartland Fund's shareholders as described in Section 4.2 above and obtaining the required third-party consents set forth in Schedule 5.6 attached hereto and hereby made a part hereof, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with their terms will not violate any provision of law, or the articles of incorporation, by-laws, or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Heartland Fund and required in order for the Ranson Fund to carry on the business of the Heartland Fund following the Closing, or result in the breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any court order, judgment or decree order or any indenture, license, permit, authorization, or other instrument to which Heartland Group is a party or by which any of its properties may be bound, which would have a material adverse effect on the Heartland Fund Assets or the business of the Heartland Fund. Heartland Group agrees to obtain, prior to the Closing Date, all consents of third parties, which shall be required to sell and transfer to the Ranson Fund the Heartland Fund Assets and to consummate the transactions hereunder.

       (b) The directors of Heartland Group have taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement and all of the transactions contemplated hereby.

     Section 5.7. Operations. Except as disclosed on Schedule 5.7 attached hereto and hereby made a part hereof, since December 31, 1995 there has not been any material adverse change in the business, operations, financial position, properties and other assets of the Heartland Fund (other than changes occurring in the ordinary course of business), and since such date, the business of the Heartland Fund has been conducted in the usual, regular and ordinary manner. Except as disclosed on Schedule 5.7 attached hereto, since December 31, 1995, the following is true with respect to the Heartland Fund and the operation of the Heartland Fund's business:

          (a) All material transactions involving the Heartland Fund, have been accurately and fully recorded or otherwise reflected in books and records of the Heartland Fund;

          (b) The Heartland Fund has not sold, exchanged, conveyed or otherwise disposed, or subjected to lien, pledge, hypothecation, mortgage, or other encumbrance, any assets or properties other than sales or other transactions in the ordinary course of business or as described in the Heartland Fund's current prospectus and SAI;

          (c) The Heartland Fund has paid its debts and liabilities, including taxes, fees, levies and assessments in the ordinary course as they have matured;

          (d) The Heartland Fund has not incurred any material debt, obligation or liability (other than those incurred in the ordinary course of its business) which presently subjects, or with the passage of time or upon default will subject, its assets to any lien, claim, charge, mortgage or other encumbrance (other than liens related to investment practices described in the Heartland Fund's current prospectus and SAI);

          (e) The Heartland Fund has not altered, amended, terminated or discharged any written or oral contract, lease, plan, commitment or agreement to which the Heartland Fund is presently a party which is required to be listed on Schedule 5.12(a) hereto, nor waived any material right with respect thereto, nor permitted or consented to such alteration, amendment, termination or discharge, nor has it committed a breach or default in any of the provisions thereof;

          (f) The Heartland Fund has not entered into any written or oral contract except in the ordinary course of business at the prices and upon the terms consistent with their past practices and which do not violate any representation, warranty or covenant of this Agreement;

          (g) The Heartland Fund has materially complied with all laws applicable to the conduct of its business;

          (h) There has not occurred any transaction or event, nor is any anticipated, which does or may adversely affect the Heartland Fund's business or the Heartland Fund Assets in any material respect (other than changes occurring in the ordinary course of business).

     Section 5.8. Right to Inspect the Properties and Records. Ranson and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice, to the extent the Ranson Fund reasonably deems appropriate, to examine the properties and records of the Heartland Fund, and to make such tests, surveys, investigations and other inspections in such manner as the Ranson Fund may reasonably deem necessary; provided that such inspection will not interfere with the conduct of the Heartland Fund's business. No investigation or examination by the Ranson Fund or any of its agents or representatives of such properties and records of the Heartland Fund shall affect the representations and warranties of the Heartland Fund contained in this Agreement.

     Section 5.9. Preservation of Business Relationships. The Heartland Fund will use all reasonable efforts (without making any commitment on behalf of the Ranson Fund) to preserve the relationships of the Heartland Fund's agents and shareholders, and others having business relationships with the Heartland Fund.

     Section 5.10. Material Agreements. Schedule 5.10 attached hereto and hereby made a part hereof lists all material contracts, agreements, understandings or other commitments of the Heartland Fund. The Heartland Fund has delivered or made available to the Ranson Fund complete and accurate copies of all documents referred to on Schedule 5.10 attached hereto, each of which is in effect and valid and enforceable against the Heartland Fund and, to the knowledge of Heartland Group, valid and enforceable against the other party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by general principles of equity.

     Section 5.11. Licenses, Permits and Approvals. Attached hereto as Schedule
5.11 and hereby made a part hereof is a list of all material licenses, permits, authorizations and approvals required by any Federal, state or local government's administrative or judicial authorities in connection with the operation of the Heartland Fund's business as presently being conducted by the Heartland Fund and the ownership of its assets, all of which are in full force and effect.

     Section 5.12. Organization and Qualification of The Heartland Fund. Heartland Group is a duly organized and validly existing as a corporation in good standing under the laws of Maryland, has full corporate power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Heartland Fund is a duly designated series of capital stock of Heartland Group. Complete and correct copies as of the date hereof of the articles of incorporation and by-laws of Heartland Group have previously been delivered to Ranson.

     Section 5.13. Certain SEC Filings, Materials and Financial Statements of the Heartland Fund. (a) Heartland Group has heretofore furnished complete copies of all proxy statements, and reports, documents or other materials relating to the Heartland Fund filed by or on behalf of the Heartland Fund with the Securities and Exchange Commission ("SEC") on or after January 1, 1995 (collectively, the Heartland Fund "SEC Materials"). The Heartland Fund SEC Materials (i) were prepared in all material respects in accordance with the applicable requirements of the 1933 Act, the 1934 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and the 1940 Act, as applicable, and the rules and regulations under each of them, (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (b) The Heartland Fund has previously furnished to Ranson Fund the audited annual and unaudited interim financial statements listed on Schedule
5.13 attached hereto with respect to the Heartland Fund for all such periods on or after January 1, 1995 (the "Heartland Fund Financial Statements"). Such Heartland Fund Financial Statements are true and correct in all material respects and present fairly the financial position and results of operations of the Heartland Fund for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis, except for year-end adjustments and as otherwise noted therein or as disclosed on Schedule 5.13 attached hereto.

     Section 5.14. Absence of Certain Changes in Accounting Practices or Events with Respect to the Heartland Fund. Between the date of the latest Heartland Fund Financial Statements provided to the Ranson Fund and listed in Schedule
5.13 and the date hereof except as disclosed on Schedule 5.14, there has not been any change in accounting methods, principles or practices of the Heartland Fund having a material adverse effect on the financial condition or results of operations of the Heartland Fund, nor any resignation of the independent certified public accountants and auditors of the Heartland Fund due to a conflict or disagreement with management of the Heartland Fund.

     Section 5.15. Fund Litigation. No litigation, claim, action, proceeding or investigation is pending or, to the knowledge of Heartland Group, threatened or probable of assertion against or relating to the Heartland Fund, before any court or governmental or regulatory authority or body acting in an investigative or adjudicative capacity seeking injunctive relief or monetary damages which (a) involves or relates to the Heartland Fund, and (b) which, if adversely determined, could have material adverse effect on the Reorganization contemplated by this Agreement, or on the business, results of operations or financial position of the Heartland Fund. Neither the directors of Heartland Group, nor any of their affiliates is subject to any outstanding order, writ, injunction or decree relating to the Heartland Fund or such persons relationship thereto which has had or could reasonably be expected to have a material adverse effect on the business operations of the Heartland Fund or the Heartland Fund's compliance with applicable laws. In connection with the

Heartland Fund, no person (as defined therein) is disqualified from, or has any investigation pending which could result in her, him or its being disqualified from, serving or acting pursuant to Section 9 of the 1940 Act. To the knowledge of Heartland Group, the Heartland Fund is not under investigation for violation of any law or regulation related to or affecting the business of the Heartland Fund.

     Section 5.16. Certain Additional Representations and Warranties as to the Heartland Fund. (a) True and correct copies of all of the investment advisory agreements, underwriting agreements, forms of sales agreements to which Heartland Fund is a party and all other material agreements with respect to the Heartland Fund (i) have been delivered to the Ranson Fund, (ii) are in full force and effect, and (iii) comply in all respects with the 1940 Act, the Advisers Act, all state securities laws, all requirements of the National Association of Securities Dealers, Inc. (the "NASD"), and the rules and regulations thereunder. Heartland Advisors, Inc. ("Seller") is the Heartland Fund's investment advisor and the investment advisory agreement, sales or distribution agreements and underwriting agreement with the Heartland Fund were duly approved in accordance with the applicable provisions of the 1940 Act, the Advisers Act, the 1934 Act and all other applicable federal and state laws, rules and regulations.

       (b) Seller is the only entity having a sales or distribution agreement with the Heartland Fund. To the knowledge of Heartland Group, for all periods on or after January 1, 1994, Seller is and has been (i) duly registered or licensed as broker-dealer under the 1934 Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with such agreement requires such registration or licensing, (ii) a member in good standing of the NASD, and (iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. To the knowledge of Heartland Group, Seller is registered under the Advisers Act and is registered or licensed as an investment adviser under the securities laws of each state wherein the nature of its activities requires such registration or licensing.

       (c) There are no judgments, special consent judgments or SEC orders on or with regard to the Heartland Fund, or restrictions on the Heartland Fund resulting from the exercise of control over the Heartland Fund's actions by another party, currently in effect which have had or could reasonably be expected to have a material adverse effect on the business or operations of the Heartland Fund as presently conducted. All orders of exemption issued to the Heartland Fund, or to Seller with respect to the Heartland Fund, by any regulatory agency, including the SEC and the Internal Revenue Service, which is necessary and material to the conduct of the business of the Heartland Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the best knowledge and belief of the Heartland Fund, no such proceeding is contemplated by any such regulatory agency.

       (d) Heartland Group is duly registered with the SEC as a series, open-end management investment company under the 1940 Act, and since the inception of the Heartland Fund and with respect to the Heartland Fund, has been and is in material compliance with the 1940 Act, and the SEC regulations promulgated thereunder, including the requirements to file semi-annual or annual reports on N-SAR with the SEC; the prospectuses, SAIs and, as applicable, sales materials relating to the Heartland Fund have been duly filed with the SEC (where required to be so filed), and, except as noted in Schedule 5.16(d) attached hereto and hereby made a part hereof, applicable state securities authorities (where required to be so filed) and, as applicable, the NASD; and the Heartland Fund has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets, except, in each case, where the failure to file any such notice or report could not reasonably be expected to have a material adverse effect on the Heartland Fund.

       (e) Except as described in Schedule 5.16(e) attached hereto and hereby made a part hereof, shares of the Heartland Fund have been duly authorized for sale and are, and for at least all periods on or after January 1, 1995, have been, duly qualified for sale (or exempt from qualification) under the securities laws of each jurisdiction in which they have been sold or offered for sale, which jurisdictions have been listed separately for the Heartland Fund in a statement previously given by the Heartland Fund to the Ranson Fund.

       (f) Shares of the Heartland Fund have been duly registered under the 1933 Act by means of a Registration Statement on Form N-1A, said registration statement has become effective under the 1933 Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Copies of the current prospectus, statement of additional information and registration statement of the Heartland Fund have been delivered or made available to the Ranson Fund.

       (g) The independent public accountants for the Heartland Fund who have certified the financial statements of the Heartland Fund which have been filed with the SEC have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

       (h) The Heartland Fund has fully complied in all material respects with all applicable laws regarding the withholding of taxes, including (without limitation), if applicable, withholding of federal income taxes under Sections 1441, 1442 and 3406 of the Code.

       (i) The Heartland Fund has properly prepared, executed and timely filed, caused to be timely filed or timely filed a proper request for extension all federal, state and local tax returns for income, franchise, sales, withholding, property, excise and other taxes required to be filed by it and has paid all taxes, assessments, fees and other governmental charges shown on said returns or by assessment or otherwise required to be paid by it, except where the failure so to file or to pay would not have a material adverse effect on the Heartland Fund Assets or the business of the Heartland Fund. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Heartland Fund have been assessed or proposed and the Heartland

Fund is not aware of any reasonable basis for any such assessment. The reserves and provisions, if any, for taxes on the books of the Heartland Fund are adequate for the periods to which they pertain. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Heartland Fund qualifies as a "regulated investment company" under Section 851 of the Code, and has so qualified during its entire existence. The Heartland Fund is not and has not been liable for tax under Section 4982 of the Code. The Heartland Fund has fully complied in all material respects with all applicable laws regarding all applicable information reporting requirements, including, but not limited to, Section 6042 of the Code. The Heartland Fund has satisfied the requirements of Section 852(a) of the Code for each of its tax years during its entire existence.

       (j) Minute Books. The minute books of Heartland Group contain complete and accurate records, in all material respects, of all meetings and other corporate actions of its shareholders and boards of directors where any matters pertaining to the Heartland Fund were addressed or considered, including all committees thereof.

       (k) Portfolio Valuation. The portfolio securities of the Heartland Fund have at all times during the Heartland Fund's existence, been valued in accordance with Section 2(a)(41) of the 1940 Act.

       (l) Portfolio Securities. The portfolio securities of the Heartland Fund include only those securities described in the current prospectus and/or SAI of the Heartland Fund in accordance with all applicable securities laws, rules or regulations and are consistent with applicable investment objectives, policies and restrictions of the Heartland Fund.

     Section 5.17. Disclosure. No representation or warranty made herein by Heartland Group, and no written statement, certificate or Schedule given or to be given to the Ranson Fund as required by this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein under the circumstances under which they were made not misleading.

                                 ARTICLE VI

                   REPRESENTATIONS AND WARRANTIES OF RANSON

     Ranson, on behalf of the Ranson Fund, represents and warrants to Heartland Group as follows:

     Section 6.1. Capitalization. The capitalization of Ranson consists of an unlimited number of shares of beneficial interest, no par value per share. The Ranson Fund shares to be issued and delivered to the Heartland Fund for the account of the Heartland Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Ranson Fund shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, will be duly registered with the SEC pursuant to an effective

Registration Statement on Form N-14, and will be duly registered or qualified for sale pursuant to the blue sky laws of each state where a Heartland Fund Shareholder resides, except where exempt from such state registration or qualification requirements. No shareholder of Ranson Fund will have any preemptive right or right of subscription or purchase in respect of any such Ranson Fund shares.

     Section 6.2. Authority of the Ranson Fund. (a) Ranson has the full legal power and authority to enter into and perform this Agreement and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with their terms will not violate any provision of law, trust instruments or by-laws of the Ranson Fund or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Ranson Fund or its business, or result in the breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any indenture, license, permit, authorization, court order, judgment or decree agreement or other instrument to which the Ranson Fund is a party or by which any of its properties may be bound.

       (b) The trustees of Ranson have taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement and all of the transactions contemplated hereby and thereby.

     Section 6.3. Organization and Qualification of The Ranson Fund. Ranson is a duly organized and validly existing unincorporated business trust in good standing under the laws of Massachusetts, has full power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Ranson Fund is a duly designated series of shares of beneficial interest of Ranson. Complete and correct copies as of the date hereof of the agreement and declaration of trust and by-laws of each of the Ranson Fund have previously been delivered to the Heartland Fund.

     Section 6.4. Certain SEC Filings, Materials and Financial Statements of the Ranson Fund. (a) Ranson has heretofore furnished complete copies of all proxy statements, reports, documents or other materials relating to RCC's responsibilities to the Ranson Fund as investment adviser, or distributor, as the case may be, filed with the SEC on or after January 1, 1995 with complete copies of all proxy statements, reports, documents or other materials relating to the Ranson Fund filed with the SEC on or after January 1, 1995 (collectively, the "Ranson SEC Materials"). The Ranson SEC Materials (i) were prepared in all material respects in accordance with the applicable requirements of the 1933 Act, the Act, the Advisers Act, and the 1940 Act, as the case may be, and the rules and regulations under each of them, (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (b) The Ranson Fund has previously furnished to Seller the audited annual and unaudited interim financial statements listed on Schedule 6.4 attached hereto and hereby made a part hereof with respect to the Ranson Fund for all such periods on or after January 1, 1995 (the "Ranson Fund Financial Statements"). Such Ranson Fund Financial Statements are true and correct and present fairly the financial position and results of operations of the Ranson Fund for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein or as disclosed on Schedule 6.4 attached hereto and hereby made a part hereof.

     Section 6.5. Absence of Certain Changes or Events with Respect to the Ranson Fund. Between the date of the latest Ranson Fund Financial Statements provided to the Heartland Fund and listed in Schedule 6.4 and the Closing Date:
(a) there has been no material adverse change in the financial condition, results of operations, business, assets or liabilities of the Ranson Fund or the status of the Ranson Fund as a regulated investment company under the Code; and
(b) there has not been any change in accounting methods, principles or practices of the Ranson Fund having a material adverse effect on the financial condition or results of operations of the Ranson Fund, nor any resignation of the independent certified public accountants and auditors of the Ranson Fund due to a conflict or disagreement with management of the Ranson Fund.

     Section 6.6. Fund Litigation. No litigation, claim, action, proceeding or investigation is pending or, to the knowledge of the Ranson Fund, threatened or probable of assertion against or relating to the Ranson Fund, before any court or governmental or regulatory authority or body acting in an investigative or adjudicative capacity seeking injunctive relief or monetary damages which (a) involves or relates to the Ranson Fund, and (b) which, if adversely determined, could have material adverse effect on the Reorganization contemplated by this Agreement or on the business, results of operations or financial position of the Ranson Fund. Neither trustees of the Ranson Fund, nor any of their affiliates is subject to any outstanding order, writ, injunction or decree relating to the Ranson Fund or such persons relationship thereto which has had or could reasonably be expected to have a material adverse effect on the business operations of the Ranson Fund or the Ranson Fund's compliance with applicable laws. In connection with the Ranson Fund, no person (as defined therein) is disqualified from, or has any investigation pending which could result in her, him or its being disqualified from, serving or acting pursuant to Section 9 of the 1940 Act.

     Section 6.7. Fund Regulatory Compliance. The Ranson Fund has all permits, licenses, approvals, authorizations of and registrations with and under all federal, state and local laws, authorities and agencies required by the Ranson Fund to carry on any part of its business as presently conducted ("Ranson Fund's Regulatory Approvals") the lack of which would have a material adverse effect on such conduct. All such Ranson Fund's Regulatory Approvals are in full force and effect, and to the best of the knowledge and belief of the Ranson Fund, no suspension or cancellation of any of them is threatened.

     Section 6.8. Information in Registration Statement on Form N-14 of the Ranson Fund. The Registration Statement, including the Proxy Materials, when effective, shall comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statement was made, not misleading; provided however, that no representation or warranty is made with respect to written information provided by Heartland Group for inclusion in the Proxy Materials.

     Section 6.9. Certain Additional Representations and Warranties as to the Ranson Fund. (a) True and correct copies of all of the investment advisory agreements, underwriting agreements, forms of sales agreements to which the Ranson Fund is a party and all other material agreements with respect to the Ranson Fund (i) have been delivered to the Heartland Fund, (ii) are in full force and effect, and (iii) comply in all respects with the 1940 Act, the Advisers Act, all state securities laws, all requirements of the NASD, and the rules and regulations thereunder. Ranson Capital or its affiliates, as the case may be, has all requisite power and authority to perform its or his investment advisory agreements, sales or distribution agreements and underwriting agreements with the Ranson Fund and all such agreements were duly approved in accordance with the applicable provisions of the 1940 Act, the Advisers Act, the 1934 Act and all other applicable federal and state laws, rules and regulations.

       (b) Ranson Capital is the only entity having a sales or distribution agreement with the Ranson Fund and for all periods on or after July 11, 1990, Ranson Capital is and has been (i) duly registered or licensed as broker-dealer under the 1934 Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with such agreement requires such registration or licensing, (ii) a member in good standing of the NASD, and
(iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. Ranson Capital is registered under the Advisers Act and is registered or licensed as an investment adviser under the securities laws of each state wherein the nature of its activities requires such registration or licensing.

       (c) There are no judgments, special consent judgments or SEC orders on or with regard to the Ranson Fund, RCC or its distributor, administrator, transfer agent or custodian, or restrictions on the Ranson Fund resulting from the exercise of control over the Ranson Fund's actions by another party, currently in effect which have had or could reasonably be expected to have an adverse effect on the business or operations of the Ranson Fund as presently conducted. All orders of exemption issued to the Ranson Fund, or to RCC with respect to the Ranson Fund, by any regulatory agency, including the SEC and the Internal Revenue Service, which is necessary and material to the conduct of the business of the Ranson Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the best knowledge and belief of the Ranson Fund, no such proceeding is contemplated by any such regulatory agency.

       (d) Ranson is duly registered with the SEC as a series, open-end management investment company under the 1940 Act, and since the inception of the Ranson Fund and with respect to the Ranson Fund, has been and is in material compliance with the 1940 Act, and the SEC regulations promulgated thereunder, including the requirements to file semi-annual or annual reports on N-SAR with the SEC; the prospectuses, Statements of Additional Information and, as applicable, sales materials of the Ranson Fund have been duly filed with the SEC, and, except as noted in Schedule 6.9(d) attached hereto and hereby made a part hereof, applicable state securities authorities and, as applicable, the NASD; and the Ranson Fund has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets, except, in each case, where the failure to file any such notice or report could not reasonably be expected to have a material adverse effect on the Ranson Fund. The Ranson Fund is duly registered or licensed and in good standing, and its securities are properly registered for sale, under the securities laws of each jurisdiction in which such qualification is necessary.

       (e) Except as described in Schedule 6.9(e) attached hereto and hereby made a part hereof, shares of the Ranson Fund have been duly authorized for sale and are, and for at least all periods on or after November 17, 1993, have been, duly qualified for sale under the securities laws of each jurisdiction in which they have been sold or offered for sale, which jurisdictions have been listed separately for the Ranson Fund in a statement previously given by the Heartland Fund by the Ranson Fund.

       (f) Shares of the Ranson Fund have been duly registered under the 1933 Act on a Registration Statement on Form N-1A, such registration statement has become effective under the 1933 Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the 1933 Act and the 1940 Act, and such registration statement has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of the current prospectus, statement of additional information and registration statement of the Ranson Fund have been delivered or made available to Heartland Group.

       (g) The independent public accountants for the Ranson Fund who have certified the financial statements of the Ranson Fund which have been filed with the SEC have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

       (h) The Ranson Fund has fully complied in all material respects with all applicable laws regarding the withholding of taxes, including (without limitation), if applicable, withholding of federal income taxes under Sections 1441, 1442 and 3406 of the Code.

       (i) The Ranson Fund has and will have on or prior to the Closing Date properly prepared, executed and timely filed, caused to be timely filed or timely filed a proper request for extension all federal, state and local tax returns for income, franchise, sales, withholding, property, excise and other taxes applicable to it and has paid and will have paid all taxes, assessments, fees and other governmental charges shown on said returns or by assessment or otherwise required to be paid by it or on account of its properties and assets as of or prior to the Closing Date. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No tax liabilities, disallowances or assessments relating to the business or assets of any of the Ranson Fund have been assessed or proposed or will have been assessed or proposed as of the Closing Date and the Ranson Fund is not aware of any basis for any such assessment. The federal income tax returns of the Ranson Fund for prior periods have not been audited by the Internal Revenue Service. The reserves and provisions, if any, for taxes on the books of the Ranson Fund are adequate for the periods to which they pertain. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the Ranson Fund qualifies as a "regulated investment company" under Section 851 of the Code, and has so qualified during its entire existence. The Ranson Fund is not and has not been liable for tax under Section 4982 of the Code. The Ranson Fund has fully complied in all material respects with all applicable laws regarding all applicable information reporting requirements, including, but not limited to,
Section 6042 of the Code. The Ranson Fund has satisfied the requirements of
Section 852(a) of the Code for each of its tax years during its entire existence.

       (j) Minute Books. The minute books of Ranson contain complete and accurate records, in all material respects, of all meetings and other corporate actions of its shareholders and board of trustees where any matters pertaining to the Ranson Fund were addressed or considered, including all committees thereof.

       (k) Portfolio Valuation. The portfolio securities of the Ranson Fund have at all times during the Ranson Fund's existence been valued in accordance with Section 2(a)(41) of the 1940 Act.

       (l) Portfolio Securities. The portfolio securities of the Ranson Fund include only those securities described in the applicable prospectus and/or SAI of the Ranson Fund in accordance with all applicable securities laws, rules or regulations and are consistent with applicable investment objectives, policies and restrictions of the Ranson Fund.

     Section 6.10. Disclosure. No representation or warranty made herein by the Ranson Fund, and no written statement, certificate or schedule given or to be given to the Heartland Fund as required by this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein under the circumstances under which they were made not misleading.

     Section 6.11.  Representations Regarding the Reorganization.  (a)
Ranson has no plan or intention to reacquire any of the shares issued in the Reorganization, except to the extent required by the 1940 Act to redeem any of the shares Ranson Fund presented for redemption.

       (b) The Ranson Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Heartland Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

       (c) Following the Reorganization, the Ranson Fund will continue the "historic business" of the Heartland Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code).

     Section 6.12. Condition of RCC. (a) The balance sheet of RCC as of December 31, 1995 (previously delivered to Heartland Group) has been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly reflects the financial condition of RCC as of such date; since December 31, 1995 there has not been any change in RCC's financial condition, assets, liabilities or business that would have a material adverse effect on its ability to provide management and other services to Ranson and the Ranson Fund.

       (b) RCC is registered as an investment advisor under the Investment Advisers Act and in all states where it is required to be so registered. RCC is in compliance with all laws, rules and regulations applicable to its business of providing management and other services to Ranson and the Ranson Fund. Neither RCC nor any affiliated person of RCC is ineligible to serve as an employee, officer, director, member of an advisory board, investment advisor, depositor or principal underwriter of any registered investment company by reason of a conviction of a felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act and is not subject to any order issued by the SEC under Section 9(b) of the 1940 Act.

       (c) No litigation, proceeding or governmental investigation or inquiry is pending or, to Ranson's knowledge, threatened against RCC that, if determined against RCC, would be reasonably likely to have a material adverse effect on Ranson or the Ranson Fund or on RCC's ability to provide management and other services to Ranson or the Ranson Fund.

     Section 6.13. Operations. Except as disclosed on Schedule 6.13 attached hereto and hereby made a part hereof, since December 31, 1995 there has not been any material adverse change in the business, operations, financial position, properties or other assets of the Ranson Fund (other than changes occurring in the ordinary course of business), and since such date the business of the Ranson Fund has been conducted in the usual, regular and ordinary manner. Except as disclosed on Schedule 6.13 attached hereto, since December 31, 1995 the following has been true with respect to the Ranson Fund and operation of the Ranson Fund's business:

          (a) All material transactions involving the Ranson Fund have been accurately and fully recorded or otherwise reflected in the books and records of the Ranson Fund;

          (b) The Ranson Fund has not sold, exchanged, conveyed or otherwise disposed of, or subject to lien, pledge, hypothecation, mortgage or other encumbrance, any assets or properties other than sales or other transactions in the ordinary course of business or as described in the Ranson Fund's current Prospectus and Statement of Additional Information;

          (c) The Ranson Fund has paid its debts and liabilities, including taxes, fees, levies and assessments in the ordinary course as they have matured;

          (d) The Ranson Fund has not incurred any material debt, obligation or liability (other than those incurred in the ordinary course of its business) which presently subjects, or with the passage of time or upon default will subject, its assets to any lien, claim, charge, mortgage or other encumbrance (other than liens related to investment practices described in the Ranson Fund's current Prospectus and Statement of Additional Information);

          (e) The Ranson Fund has not altered, amended, terminated or discharged any written or oral material contract, lease, plan, commitment or agreement to which the Ranson Fund is presently a party which is required to be listed on Schedule 6.16 hereto, nor waived any material right with respect thereto, nor permitted or consented to such alteration, amendment, termination or discharge, nor has it committed a breach or default in any of the provisions thereof;

          (f) The Ranson Fund has not entered into any written or oral contract except in the ordinary course of business at the prices and upon the terms consistent with its past practices and which do not violate any representation, warranty or covenant of this Agreement;

          (g) The Ranson Fund has materially complied with all laws applicable to the conduct of its business; and

          (h) There has not occurred any transaction or event, nor is any anticipated, which does or may adversely affect the Ranson Fund's business or the Ranson Fund's assets in any material respect (other than changes occurring in the ordinary course of business).

     Section 6.14. Right to Inspect the Properties and Records. Heartland Group and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice to the extent Heartland Group reasonably deems appropriate, to examine the properties and records of the Ranson Fund, and to make such tests, surveys, investigations and other inspections in such manner as Heartland Group may reasonably deem necessary; provided that such inspection shall not interfere with the conduct of the Ranson Fund's business. No investigation or examination by Heartland Group or any of its agents or representatives of such properties and records of the Ranson Fund shall affect the representations and warranties contained in this Agreement.

     Section 6.15. Preservation of Business Relationships. Ranson will use all efforts to preserve the relationships of the Ranson Fund's agents and shareholders and others having business relationships with the Ranson Fund.

     Section 6.16. Material Agreements. Schedule 6.16 attached hereto and hereby made a part hereof lists all material contracts, agreements, understandings or other commitments of the Ranson Fund. The Ranson Fund has delivered or made available to Heartland Group complete and accurate copies of all documents referred to on Schedule 6.16 attached hereto, each of which is in effect and valid and enforceable against the Ranson Fund and, to the knowledge of Ranson, valid and enforceable against the other party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by general principles of equity.

     Section 6.17. Third Party Consents. Except for the approvals and consents listed on Schedule 6.17 attached hereto and hereby made a part hereof, and all of which have been obtained or, as of the Closing Date, will have been obtained, there are no approvals or consents of any third parties necessary or required for Ranson validly and legally to enter into this Agreement and to perform its obligations hereunder.

                                 ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF HEARTLAND GROUP

     The obligations of the Heartland Group under this Agreement are, at the option of the Heartland Group, subject to the fulfillment at or prior to the Closing Date of each of the following conditions, upon the unfulfillment of any of which, at the option of Heartland Group, this Agreement may be terminated with the effect set forth in Section 11.2 hereof:

     Section 7.1. Accuracy of Representations, Warranties and Covenants. The representations and warranties of Ranson set forth in Article 6 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except to the extent necessary to reflect the consummation of the transactions provided for herein and except as otherwise permitted hereby. The Ranson Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Ranson shall have delivered to the Heartland Fund a certificate dated the Closing Date to the effect set forth in this Section 7.1.

     Section 7.2. No Adverse Changes. There shall have been no material adverse change since December 31, 1995 in the financial condition, business, operations or assets of the Ranson Fund (other than those occurring in the ordinary course of business).

     Section 7.3. Approval of Legal Matters by Counsel. There shall have been furnished to counsel for the Heartland Fund, certified copies of such corporate records of Ranson relating to the Ranson Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for Seller.

     Section 7.4. Approval by Fund Shareholders. All necessary approvals of the shareholders of the Heartland Fund with respect to the Reorganization under this Agreement shall have been obtained.

     Section 7.5. Receipt of Closing Documents. Heartland Group shall have received all of the closing documents referred to in Section 9.2 hereof.

     Section 7.6. Legal Opinion as to Reorganization. Heartland Group shall have received a favorable opinion from Chapman and Cutler (based on such representations as such firm shall reasonably request), addressed to the Ranson Fund and the Heartland Fund, which opinion may be relied upon by the shareholders of Ranson Fund and Heartland Fund, with respect to the federal income tax consequences of the Reorganization, substantially in the form attached hereto as Exhibit A and hereby made a part hereof.

     Section 7.7. Legal Opinion. The Heartland Fund shall have received an opinion from Chapman and Cutler, counsel to the Ranson Fund, dated as of the Closing Date, in the form attached hereto as Exhibit B.

     Section 7.8. Registration Statement. The Registration Statement on Form N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued with respect thereto, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     Section 7.9. Asset Purchase Agreement. The transactions contemplated by that certain Agreement for Sale and Purchase of the Certain Assets of Heartland Advisors, Inc. shall have been consummated.

     Section 7.10. No Adverse Proceedings. There shall be no action, suit, proceeding or claim instituted or threatened by Heartland Group, or a third party, relating to the transactions contemplated by this Agreement which would delay or materially adversely affect the consummation of the transactions contemplated hereby.

     Section 7.11. Differences in Shadow Valuations. The shadow valuations of the assets of the Heartland Fund conducted by Heartland Group pursuant to
Section 2.5 of this Agreement shall not differ by more than 0.05% from the corresponding valuations conducted by Ranson, in each case using the smaller of the two corresponding valuations as the base line for computing the percentage variation.

                                ARTICLE VIII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RANSON FUND

     The obligations of the Ranson Fund under this Agreement are, at its option, subject to the fulfillment at or prior to the Closing Date of each of the following conditions, upon the nonfulfillment of any of which, at the option of the Ranson Fund, this Agreement may be terminated with the effect set forth in
Section 10.2 hereof:

     Section 8.1.  Accuracy of Representations, Warranties and Covenants.
The representations and warranties of the Heartland Fund set forth in Article 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except to the extent necessary to reflect the consummation of the transactions provided for herein and except as otherwise permitted hereby. The Heartland Fund shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or on the Closing Date. The Heartland Fund shall have delivered to the Ranson Fund on the Closing Date a certificate dated the day of the Closing Date to the effect set forth in this Section 8.1.

     Section 8.2. Board of Directors Actions. The board of directors of Heartland Group shall have (i) given all required approvals with respect to the transactions hereunder, in form and substance reasonably acceptable to the Ranson Fund, and (ii) called a meeting of the shareholders of the Heartland Fund and recommended that the shareholders approve the Reorganization and the transactions hereunder; provided, however, that nothing herein shall be deemed to require the Heartland Fund's Board of Directors to take, or to refrain from taking, any action which the Board of Directors, in good faith and in consultation with counsel, determines advisable to take or refrain from taking in order to fulfill its fiduciary duties under applicable law.

     Section 8.3. Fund Shareholder Approvals. The shareholders of the Heartland Fund shall have given all approvals with respect to the Reorganization under this Agreement.

     Section 8.4. No Adverse Changes. There shall have been no material adverse changes since December 31, 1995 in the financial condition, business, operations or assets of the Heartland Fund (other than changes occurring in the ordinary course of business).

     Section 8.5. Approval of Legal Matters by Counsel. There shall have been furnished to counsel for the Ranson Fund certified copies of such corporate and business records of the Heartland Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby shall have been reasonably satisfactory to counsel for the Ranson Fund.

     Section 8.6. No Adverse Proceedings. There shall be no action, suit, proceeding or claim instituted or threatened by the Heartland Fund, or a third party relating to the transactions contemplated by this Agreement or the Ancillary Documents which would delay or materially adversely affect the consummation of the transactions hereby and thereby.

     Section 8.7. Statement of Heartland Fund Assets. Heartland Fund shall have delivered to the Ranson Fund a statement of Heartland Fund Assets and its liabilities, together with a list of Heartland Fund's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Heartland Fund.

     Ranson should agree to do a shadow valuation of Heartland Fund's portfolio following signing to determine any differences in how the securities are valued.

     Section 8.8. Differences in Shadow Valuations. The shadow valuations of the assets of the Heartland Fund conducted by Heartland Group pursuant to
Section 2.5 of this Agreement shall not differ by more than 0.05% from the corresponding valuations conducted by Ranson, in each case using the lower of the two corresponding valuations as the base line for calculating the percentage difference.

     Section 8.9. Certain Heartland Fund Assets. On the Closing Date, the Heartland Fund Assets shall include no assets that the Ranson Fund, by reason of charter limitations or otherwise, may not legally acquire. Ranson shall review a list of the assets of the Heartland Fund promptly following the date hereof and inform Heartland Group of any assets which may not be acquired by the Ranson Fund.

     Section 8.10. Registration Statement. The Registration Statement, including the Proxy Materials, but only insofar as it relates to the Ranson Fund, filed as a part thereof, shall have been approved by the Board of Trustees of the Ranson Fund.

     Section 8.11. Legal Opinion as to Reorganization. Ranson shall have received a favorable opinion from Chapman and Cutler (based on such representations as such firm shall reasonably request), addressed to the Ranson Fund and the Heartland Fund, which opinion may be relied upon by the shareholders of Ranson Fund and Heartland Fund, with respect to the federal income tax consequences of the Reorganization substantially in the form attached hereto as Exhibit A and hereby made a part hereof.

     Section 8.12. Legal Opinion. The Ranson Fund shall have received a legal opinion from Quarles & Brady, counsel to the Heartland Fund dated as of the Closing Date, in the form attached hereto as Exhibit C.

                                  ARTICLE IX

                               CLOSING DOCUMENTS

     Section 9.1. Documents to be Delivered by the Heartland Fund to the Ranson Fund. The Heartland Fund agrees to deliver to the Ranson Fund on the Closing Date the following:

          (a) Bills of Sale, Assignments and Transfers. Good and sufficient bills of sale, assignments, instruments of conveyance, and other instruments of transfer, duly executed by the Heartland Fund, in forms satisfactory to the Ranson Fund and its counsel, with covenants or warranties as shall be necessary to assign and transfer to and vest in the Ranson Fund good and merchantable title to all the Heartland Fund Assets, free and clear of any and all liabilities, liens, claims and encumbrances except those specifically permitted by this Agreement.

          (b) Consents to Assignments. All consents of third parties which are necessary, in the opinion of counsel for the Ranson Fund, to effectively transfer the Heartland Fund Assets in the manner provided for herein, in form and substance satisfactory to said counsel unless waived in writing by the Ranson Fund.

          (c) Officer's Certificates. Certificate of the President or Vice President of Heartland Group, dated the Closing Date, certifying that the conditions precedent set forth in Section 8.1 have been fulfilled.

          (d) Certificates of Secretarial Officers. Certificate of the Secretary of Heartland Group dated the Closing Date with respect to (i) the articles of incorporation of Heartland Group, (ii) the by-laws of Heartland Group, (iii) the board and shareholder resolutions contemplated hereby, and
     (iv) the incumbency of certain officers of Heartland Group and the specimen signatures of those officers of Heartland Group executing documents.

          (e) Lien Search. Good and sufficient evidence reasonably satisfactory to counsel for the Ranson Fund that (i) there are no chattel mortgages, security interests, judgments, claims or other liens outstanding against any of the Heartland Fund Assets except those specifically permitted by this Agreement and (ii) the Heartland Fund has good, marketable title to all of the Heartland Fund Assets.

          (f) Counsel's Opinion. Opinion of counsel for the Heartland Fund addressed to the Ranson Fund dated the Closing Date, to the effect set forth in Exhibit C.

          (g) Other Documents. Such other documents and showings as shall reasonably be required by the Ranson Fund and its counsel.

     Section 9.2. Documents to be Delivered by the Ranson Fund. The Ranson Fund agrees to deliver to the Heartland Fund, on the Closing Date the following:

          (a) Officer's Certificate. Certificate of the President or a Vice President of the Ranson Fund dated the Closing Date certifying that the conditions precedent set forth in Section 7.1 hereof have been fulfilled.

          (b) Certificate of Secretarial Officers of the Ranson Fund. A Certificate of the respective Secretary or an Assistant Secretary of the Ranson Fund dated the Closing Date with respect to (i) the trust instruments of the Ranson Fund, (ii) the by-laws of the Ranson Fund, (iii) trustee resolutions contemplated hereby, and
     (iv) the incumbency of certain officers of the Ranson Fund and the specimen signatures of those officers of the Ranson Fund executing documents.

          (c) Issuance of Shares. The Ranson Fund shares to be issued pursuant hereto.

          (d) Counsel's Opinions. Opinions of counsel for the Ranson Fund, addressed to the Heartland Fund, dated the Closing Date in the forms attached hereto as Exhibits A and B.

          (e) Other Documents. Such other documents and showings as shall reasonably be required by the Heartland Fund and it counsel.

     Section 9.3. Declaration of Dividend. Heartland Fund shall have declared and paid a dividend or dividends and/or other distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Heartland Fund Shareholders all of Heartland Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date.

                                   ARTICLE X

                              FURTHER AGREEMENTS

     Section 10.1. Commissions and Expenses of Sale. Each party to this Agreement shall bear its own legal, accounting and other related expenses in connection with the purchase and sale provided for herein except as provided in Sections 10.2 hereof. Each of the parties hereto represents and warrants that, it has not incurred any obligation or liability, contingent or otherwise, for broker's, finder's or advisor's fees in connection with the transactions provided for herein and each agrees to hold the others harmless from and against all such liability arising out of contracts, express or implied, which may be asserted against the non-contracting parties.

     Section 10.2. Cost of Proxy Solicitation. Ranson Capital shall pay for the cost of solicitation of the vote of the shareholders of the Heartland Fund on the transactions contemplated hereby, including the costs of preparation, printing and distribution of the Proxy Materials, legal and tax opinions, transfer and stamp taxes, SEC registration costs, the costs of printing and distributing prospectus supplements describing such matters, and up to $7,500 for the fees of Quarles & Brady, Heartland Group's legal counsel in connection therewith. The Ranson Fund shall incur no costs or expenses in connection with this Agreement or the proxy materials.

     Section 10.3. Solicitation of Shareholder Vote. The Heartland Fund will use all reasonable efforts, prior to the Closing Date, to recommend to shareholders of such Heartland Fund the approval of the transactions contemplated by this Agreement as it relates to the Heartland Fund, and to solicit its shareholders with regard to the approval of the transactions contemplated by this Agreement, pursuant to the provisions of Section 14 of the 1934 Act and Sections 15 and 20 of the 1940 Act and consistent with all requirements of the 1934 Act and the 1940 Act applicable thereto.

     Section 10.4. Information to Be Furnished. Ranson will furnish Heartland Group with copies of all written comments or the substance of oral comments received from the staff of the SEC with regard to the proxy statement of the Heartland Fund and the Heartland Fund will cooperate with the Ranson Fund in revising, if necessary, the proxy materials to comply with such comments. Ranson shall not file the Registration Statement or any amendment without the prior consent of Heartland Group or its counsel.

     Section 10.5. Conduct of Business of the Heartland Fund and the Ranson Fund. From and after the date of this Agreement and until the Closing Date, Heartland Group shall: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of the Ranson Fund, make no change in its By-laws which would materially affect the Heartland Fund; (e) use all reasonable efforts to preserve its business organization intact, and to preserve the goodwill of the Heartland Fund's investors and others having business relations with it; (f) not take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions other than in the ordinary course of business. From and after the date of this Agreement and until the Closing Date, the Ranson Fund shall: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of the Heartland Fund make no change in its Agreement and Declaration of Trust or By-laws; (e) use its best efforts to preserve its business organization intact, and to preserve the goodwill of its investors and others having business relations with it; (f) not take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions other than in the ordinary course of business.

     Section 10.6. Nonsurvival of Representations, Warranties or Covenants. Except as set forth below, none of the representations, warranties or covenants in this Agreement or in any certificate or investment delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

     Section 10.7. Obligations of Parties. (a) Ranson and Heartland Group hereby acknowledge and agree that the Ranson Fund is a separate investment portfolio of Ranson, that Ranson is executing this Agreement on behalf of the Ranson Fund, and that, subject to Section 10.2, any amounts payable by Ranson under or in connection with this Agreement shall be payable solely from the revenues and assets of the Ranson Fund, although none is expected.

       (b) Ranson and Heartland Group hereby acknowledge and agree that the Heartland Fund is a separate investment portfolio of Heartland Group, that Heartland Group is executing this Agreement on behalf of the Heartland Fund, and that, subject to Section 10.2, any amounts payable by Heartland Group under or in connection with this Agreement shall be payable solely from the revenues and assets of the Heartland Fund.

     Section 10.8. Specific Performance. The parties agree that irreparable damage would result if any of the provisions of this Agreement were not performed in accordance with their terms or were otherwise breached. Accordingly, each party shall be entitled to the remedy of specific performance to enforce the terms and provisions of this Agreement.

     Section 10.9. Updating of Schedules. The Schedules which have been delivered by Heartland Fund to the Ranson Fund prior to the execution of this Agreement have been prepared by Heartland Fund and will be updated by Heartland Fund to include information as of such date as may be requested by the Ranson Fund from time to time and delivered to the Ranson Fund with any and all changes specifically marked so that all such Schedules are true, accurate and complete in all respects. The Schedules which have been delivered by the Ranson Fund to Heartland Fund prior to the execution of this Agreement have been prepared by the Ranson Fund and will be updated by the Ranson Fund to include information as of such date as may be requested by Heartland Fund from time to time and delivered to Heartland Fund with any and all changes specifically marked so that all such Schedules are true, accurate and complete in all respects.

     Section 10.10. Section 15(f) of the 1940 Act. (a) Each of Ranson and Heartland Group shall use its reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Act as it applies to the transactions contemplated by this Agreement.

       (b) Ranson shall for a period of not less than three (3) years after the Closing Date, use its reasonable best efforts to assure that no more than 25% of the members of the board of trustees of Ranson shall be "interested persons" (as defined in the 1940 Act) of Heartland Advisors, Inc. or any affiliated person of Heartland Advisors, Inc. Without limiting the generality of the foregoing, Ranson will not take, recommend or endorse any action that would cause more than 25% of the number of members of its board of trustees to be such "interested persons."

      (c) Ranson presents and warrants that there is no express or implied understanding, arrangement or intention on its part to impose an "unfair burden" within the meaning of Section 15(f) of the 1940 Act on the Ranson Fund as a result of the transactions contemplated hereby, and that for a period of not less than two (2) years after the Closing Date, it shall not take or recommend any act that would constitute an "unfair burden" on the Ranson Fund.

                                  ARTICLE XI

                      TERMINATION, AMENDMENTS AND WAIVER

     Section 11.1. Termination. This Agreement may not be terminated at any time prior to the Closing Date by any party, except that this Agreement may be terminated:

          (a) by mutual written consent of the parties hereto;

          (b) by either Ranson, on the one hand, or Heartland Group, on the other hand, by written notice to the other, if the Closing shall not have occurred on or before January 31, 1997, or such later date to which the parties shall have extended this Agreement by mutual written consent;

          (c) by Ranson, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Heartland Group in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Article 8 hereof;

          (d) by Heartland Group, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Ranson in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in
     Article 7 hereof; and

          (e) by Ranson at any time if the board of directors of the Heartland Fund changes its recommendations to the shareholders.

Any termination of this Agreement pursuant to this Section 11.1 shall be by notice in writing to the other party.

     Section 11.2. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1 hereof or the Closing does not occur by reason of any of the conditions in Articles 8 and 7 hereof not being satisfied, then there shall be no other liability on the part of any party to the other (except for the payment and/or reimbursement of expenses as described in Section 10.2); provided, however, that such termination shall not preclude liability attaching to a party who has caused the termination hereof by willful act or willful failure to act in violation of the terms and provisions of this Agreement.

     Section 11.3. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 11.4. Waiver. Any terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or their respective counsel. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

     Section 12.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, telegraphed or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by such party by like notice):

       (a)  If to the Ranson Fund at:  1 North Main
                                       Minot, North Dakota 58703
                                       Attention: Robert E. Walstad

            with a copy to:            Chapman and Cutler
                                       111 West Monroe, Suite 1500
                                       Chicago, Illinois 60603-4080
                                       Attention: Mark Kneedy

            with a copy to:            KPMG Peat Marwick
                                       4200 Norwest Center
                                       90 South 7th Street
                                       Minneapolis, Minnesota 55402
                                       Attention: David Brown

            with a copy to:            Peter A. Quist
                                       1821 South Grandview Lane, #8
                                       Bismark, North Dakota 58501

       (b)  If to Heartland Group:     Heartland Group, Inc.
                                       790 N. Milwaukee Street
                                       Milwaukee, Wisconsin 53202
                                       Attention:  Lorraine J. Koeper

            with a copy to:            Quarles & Brady
                                       411 E. Wisconsin Avenue
                                       Milwaukee, Wisconsin 53202
                                       Attention:  Fredrick G. Lautz

Written notice given by any other method shall be deemed effective only when actually received by the party to whom given.

     Section 12.2. Further Assurance. Each of the parties hereto hereby agrees that after the Closing Date, it will from time to time, upon the reasonable request of another party hereto, take such further action as the other may reasonably request to carry out the transfer and sale of assets and assumption of liabilities contemplated by this Agreement, including, without limitation, the execution and delivery of all further evidences and instruments of transfer and assignment.

     Section 12.3. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each and all of which shall be deemed for all purposes to be one agreement.

     Section 12.4. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     Section 12.5. Miscellaneous. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder, it being expressly agreed that there are no third party beneficiaries of this Agreement, including any creditors of the Heartland Fund;
(c) shall be binding upon and inure to the benefit of the Ranson Fund and the Heartland Fund, and their respective permitted successors and assigns; (d) may not be assigned by any party prior to the Closing; and (e) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Wisconsin.

     Section 12.6. Publicity. Neither the parties to this Agreement nor their respective directors, officers, stockholders, employees or agents shall issue any press release or other announcement with respect to this Agreement, or otherwise make any disclosures relating thereto to the press without the prior consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required where such release, announcement or disclosure is required by applicable law or the rules or regulations of a securities exchange, other self-regulatory authority or governmental agency.

     In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                   Ranson Managed Portfolios, acting on
                                     behalf of The Nebraska Municipal Fund


                                   By /s/ Robert E. Walstad
                                      ---------------------------------------
                                      Its    President
                                          -----------------------------------


                                   Heartland Group, Inc., acting on behalf of
                                     the Heartland Nebraska Tax Free Fund


                                   By /s/ Patrick J. Retzer
                                      ---------------------------------------
                                      Its Vice President/Treasurer
                                          -----------------------------------

                                                                       Exhibit A

                                                              CHAPMAN AND CUTLER
                                                             FORM OF TAX OPINION

                              Chapman and Cutler
                            111 West Monroe Street
                         Chicago, Illinois  60603-4080


                                 _______, 1996


ND Holdings, Inc.
1 North Main
Minot, North Dakota  58703

Heartland Group, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin  53202

Ladies and Gentlemen:

     We are representing Ranson Managed Portfolios, an unincorporated business trust organized under the laws of Massachusetts ("Ranson"), acting on behalf of the Nebraska Municipal Fund (the "Ranson Fund"), in connection with the proposed transfer of all of the assets and the stated liabilities of the Heartland Nebraska Tax Free Fund (the "Heartland Fund"), a separate series of the Heartland Group, Inc., a Maryland corporation (the "Heartland Group"), to the Ranson Fund in exchange for the issuance to the Heartland Fund of Ranson Fund shares, followed by the pro rata distribution of such shares to the Heartland Fund shareholders in liquidation of the Heartland Fund (the "Reorganization"), pursuant to the Reorganization Agreement, as hereinafter defined. We understand that the following steps have been or will be taken in order to accomplish the
Reorganization:

          (a) On the Closing Date (as defined in the Reorganization Agreement), the Heartland Fund will assign, deliver and otherwise transfer all of its assets to the Ranson Fund and the Ranson Fund will in exchange therefor assume all of the stated liabilities of the Heartland Fund and deliver to the Heartland Fund shares of the Ranson Fund.

          (b) In the Reorganization, the Heartland Fund will distribute the Ranson Fund shares received to the shareholders of the Heartland Fund and thereupon the Heartland Fund will liquidate. Upon liquidation of the Heartland Fund, all issued and outstanding shares of the Heartland Fund will be canceled on the Heartland Fund's books and the Heartland Fund shareholders will have no further rights as such shareholders.

          (c) The number of Ranson Fund shares (including fractional shares, if any) to be issued will be determined by dividing the value of the Heartland Fund assets, net of the liabilities assumed by the Ranson Fund, by the net asset value of a Ranson Fund share.

          (d) Pursuant to the Reorganization Agreement, at the Closing Date, the Ranson Fund will succeed to all of the assets and stated liabilities of the Heartland Fund.

          (e) Ranson Capital Corporation will pay all expenses of the Heartland Fund that are solely and directly related to the Reorganization (subject to the limitations set forth in the Reorganization Agreement and the Agreement for Sale and Purchase of Certain Assets of the Heartland Advisors, Inc.), but will not pay any other expenses of the Heartland Fund. The shareholders of the Ranson Fund and the Heartland Fund will pay their respective expenses, if any, involved in connection with the Reorganization.

     In connection with the Reorganization, we have reviewed an executed counterpart of the Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between Ranson, acting on behalf of the Ranson Fund, and the Heartland Group, acting on behalf of the Heartland Fund, dated as of September 20, 1996, and, in rendering the opinions set forth herein, with your permission and with the consent of the Ranson Fund, we have assumed that the facts and representations contained in letters to us from the Ranson Fund and the Heartland Group, acting on behalf of the Heartland Fund, both dated _______________, 1996, were true and correct when made and will remain true and correct as of the Effective Time and, as to representations qualified by the knowledge of the management of the Heartland Group and the Ranson Fund, the underlying facts as of the Effective Time will be consistent with such knowledge.

     Based upon the foregoing and an examination of such matters of law as we have deemed necessary, we are of the opinion that:

          (1) the Reorganization will constitute a tax-free "reorganization" within the meaning of Section 368(a) of the Code, and Heartland Fund and Ranson Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) no gain or loss will be recognized by the Ranson Fund on its receipt of all of the assets of the Heartland Fund in exchange for shares of the Ranson Fund and the assumption by the Ranson Fund of all the stated liabilities of the Heartland Fund;

          (3) no gain or loss will be recognized by the Heartland Fund on its transfer of all of its assets to the Ranson Fund solely in exchange for shares of the Ranson Fund and the assumption by the Ranson Fund of all the stated liabilities of the Heartland Fund;

          (4) no income, gain or loss will be recognized by a shareholder of Heartland Fund upon the receipt of Ranson Fund shares in exchange for their shares of Heartland Fund;

          (5) the adjusted tax basis of the Ranson Fund shares received by a shareholder of Heartland Fund pursuant to the Reorganization will equal the adjusted tax basis of the shares of Heartland Fund surrendered in exchange therefor;

          (6) the holding period of the Ranson Fund shares received by a shareholder of Heartland Fund in the Reorganization will include the period during which the shares of Heartland Fund surrendered in exchange therefor were held, provided that the shareholder held such Heartland Fund shares as capital assets on the Closing Date;

          (7) the basis of the assets of the Heartland Fund in the hands of the Ranson Fund will be the same as the basis of such assets in the hands of the Heartland Fund immediately prior to the Reorganization; and

          (8) the holding period of the Heartland Fund assets in the hands of the Ranson Fund will include the holding period of those assets in the hands of the Heartland Fund immediately prior to the Reorganization.

     An opinion of counsel is predicated upon all the facts and conditions as set forth in the opinion and is based upon counsel's analysis of the statutes, regulatory interpretations and case law in effect as of the date of the opinion. It is neither a guarantee of the current status of the law nor should it be accepted as a guarantee that a court of law or an administrative agency will concur in the opinion.

     Our opinion is limited to the specific matters expressed herein and no further opinions are intend to be (or should be) inferred therefrom. We are admitted to practice law in the State of Illinois. The opinions set forth herein are limited to the federal laws of the United States.

     We hereby consent to the references to this opinion in Post-Effective Amendment No. 1 to Ranson Fund's Registration Statement on Form N-14 as initially filed with the Securities and Exchange Commission on September 23, 1996 and to the filing of a form of this opinion as an exhibit thereto.

                                       Very truly yours,


                                       Chapman and Cutler

                             HEARTLAND GROUP, INC.
                       HEARTLAND NEBRASKA TAX FREE FUND
           REVOCABLE PROXY FOR SPECIAL MEETING OF SHAREHOLDERS.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints William J. Nasgovitz, Patrick J. Retzer, and Hugh F. Denison and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Heartland Nebraska Tax Free Fund to be held on Monday, December 2, 1996 at 4:00 p.m., local time at The Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska 68114 or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of a Special Meeting of Shareholders and Combined Proxy Statement and Prospectus, receipt of which is hereby acknowledged.


                                  Dated:________________________________ , 1996

                                  _____________________________________________
                                  (Please sign exactly as name appears at left.)


                                  ____________________________________________
                                  (If stock is owned by more than one person,
                                   all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
--------------------------------------------------------------------------------

1. To approve the Agreement and Plan of Reorganization (as described in the Combined Proxy Statement and Prospectus) and the transactions contemplated thereby, including the acquisition of all the assets, and assumption of the stated liabilities, of the Heartland Nebraska Tax Free Fund ("Heartland Fund") by The Nebraska Municipal Fund, an investment portfolio of Ranson Managed Portfolios ("Ranson Fund"), the issuance to the Heartland Fund of Ranson Fund shares in connection therewith, the distribution of such shares to the Heartland Fund shareholders in liquidation of the Heartland Fund, and the cancellation of the outstanding shares of the Heartland Fund.

     For [_]      Against [_]      Abstain [_]
--------------------------------------------------------------------------------
2. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.



--------------------------------------------------------------------------------



                continued and to be signed on the reverse side

Part B
Statement of Additional Information
Dated October 18, 1996
Ranson Managed Portfolios
1 North Main
Minot, North Dakota 58703
1-800-601-5593

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated October 18, 1996, relating to the reorganization (the "Reorganization") involving the Heartland Nebraska Tax Free Fund (the "Heartland Fund"), a series of the Heartland Group, Inc. (the "Heartland Group") and The Nebraska Municipal Fund (the "Ranson Fund"), a series of the Ranson Managed Portfolios. In connection with the Reorganization, the Ranson Fund would acquire all of the assets, and assume the stated liabilities, of the Heartland Fund and, in exchange therefor, would issue to the Heartland Fund shares of the Ranson Fund. The aggregate net asset value of the Ranson Fund shares issued to the Heartland Fund in the Reorganization would be equal to the aggregate value of the assets of the Heartland Fund (net of its stated liabilities) acquired in the Reorganization. The shares of the Ranson Fund received by the Heartland Fund would then be distributed pro rata to shareholders of the Heartland Fund, and the Heartland Fund would be liquidated and discontinued. As a result of the Reorganization, shareholders of the Heartland Fund would become shareholders of the Ranson Fund. It is expected that the value of each Heartland Fund shareholder's account in the Ranson Fund after the Reorganization would be the same as the value of such shareholder's account in the Heartland Fund immediately prior to the Reorganization.

     Except for the unaudited pro forma financial statements contained herein, the information otherwise required to be set forth in this Statement of Additional Information is included in: (i) the Prospectus and the Statement of Additional Information of the Ranson Fund, each dated November 30, 1995 (as amended March 4, 1996) (the "Ranson Fund Prospectus" and the "Ranson Fund SAI," respectively); (ii) the Prospectus and the Statement of Additional Information of the Heartland Fund, each dated April 30, 1996 (the "Heartland Fund Prospectus" and the "Heartland Fund SAI," respectively); (iii) the Ranson Fund's 1996 Annual Report to Shareholders (the "Ranson Annual Report"); (iv) the Heartland Fund's 1995 Annual Report to Shareholders (the "Heartland Annual Report"); and (v) the Heartland Fund's Semi-Annual Report to Shareholders for the period ending June 30, 1996 (the "Heartland Semi-Annual Report"). The Ranson Fund Prospectus, the Ranson Fund SAI, the Heartland Fund Prospectus, the Heartland Fund SAI, the Ranson Annual Report, the Heartland Annual Report and the Heartland Semi-Annual Report are all incorporated by reference herein.

     A copy of the Proxy Statement/Prospectus, the Ranson Fund Prospectus, the Ranson Fund SAI and the Ranson Annual Report may be obtained free of charge by writing to the Ranson Fund at 1 North Main, Minot, North Dakota 58703, or by calling Ranson Capital Corporation at (800) 601-5593. A copy of the Heartland Fund Prospectus, the Heartland Fund

SAI and the Heartland Annual and Semi-Annual Reports may be obtained free of charge by writing to Heartland Advisors, Inc. at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202 or calling Heartland Advisors at (800) 432-7856.

                                    EXPERTS

     The audited financial statements of the Ranson Fund incorporated by reference into this Statement of Additional Information have been audited by Brady, Martz & Associates, P.C., independent public accountants, as indicated on their reports with respect thereto, which is also incorporated by reference into this Statement of Additional Information in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. The audited financial statements of the Heartland Fund incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                        HISTORICAL FINANCIAL STATEMENTS

     The following audited financial statements and footnotes thereto of the Ranson Fund, together with the Independent Auditor's Report, are incorporated herein by reference from the Ranson Annual Report: the Statement of Assets and Liabilities as of July 31, 1996, Statement of Operations for the fiscal year ended July 31, 1996, Statement of Changes in Net Assets for the fiscal years ending July 31, 1995 and July 31, 1996, Schedule of Investments as of July 31, 1996, the Financial Highlights, and the Notes to the Financial Statements.

     The following audited financial statements and footnotes thereto of the Heartland Fund, together with the Report of the Independent Public Accountants thereon, are incorporated herein by reference from the Heartland Annual Report: the Statement of Assets and Liabilities as of December 31, 1995, Statement of Operations for the year ended December 31, 1995, Statement of Changes in Net Assets for the years ending December 31, 1994 and 1995, Schedule of Investments as of December 31, 1995, the Financial Highlights, and the Notes to the Financial Statements.

     The following unaudited financial statements and footnotes thereto of the Heartland Fund, are incorporated by reference from the Heartland Semi-Annual
Report: the Statement of Assets and Liabilities as of June 30, 1996, Statement of Operations for the six months ending June 30, 1996, Statement of Changes in Net Assets for the six months ending June 30, 1996, Schedule of Investments as of June 30, 1996, the Financial Highlights, and the Notes to the Financial Statements.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth below are the following unaudited pro forma financial statements: the unaudited Pro Forma Combining Statement of Assets and Liabilities for the Ranson Fund and

Heartland Fund as of July 31, 1996, assuming the Reorganization had been consummated on that date; the unaudited Pro Forma Combining Statement of Operations for the Ranson Fund and Heartland Fund for the year ended July 31, 1996, assuming the Reorganization had been consummated on August 1, 1995; and the unaudited Pro Forma Combining Schedule of Investments of the Ranson Fund and Heartland Fund as of July 31, 1996, assuming the Reorganization had been consummated on that date.

     This unaudited pro forma financial information should be read in conjunction with, and is qualified in its entirety by, the historical financial statements of the Ranson Fund and Heartland Fund incorporated by reference into this Statement of Additional Information. These unaudited financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the Ranson Fund.

                        THE NEBRASKA MUNICIPAL FUND AND
                  HEARTLAND NEBRASKA TAX FREE FUND PORTFOLIOS
            Pro Forma Combining Statement of Assets and Liabilities
                                 July 31, 1996
                                  (Unaudited)


                                           The          Heartland
                                        Nebraska        Nebraska
                                        Municipal       Tax Free                                                Pro Forma
                                          Fund            Fund             Combined       Adjustments             Effect
                                       -----------     -----------        -----------    -------------         -----------
Assets:
  Investments:
    Long-term investments in
      securities. (See
      schedule of investments)         $18,717,989     $11,593,666        $30,311,655    $      --             $30,311,655
                                       -----------     -----------        -----------    -------------         -----------
  Cash                                 $    26,382     $   199,264        $   225,646    $      --             $   225,646
                                       -----------     -----------        -----------    -------------         -----------
  Receivables:
    Fund shares sold                   $    20,498     $       --         $    20,498    $      --             $    20,498
    Dividends and interest                 245,827         148,102            393,929           --                 393,929
                                       -----------     -----------        -----------    -------------         -----------
      Total receivables                $   266,325     $   148,102        $   414,427    $      --             $   414,427
                                       -----------     -----------        -----------    -------------         -----------
  Other assets                         $    12,861     $     7,302        $    20,163    $      (7,302)(a)     $    12,861
                                       -----------     -----------        -----------    -------------         -----------
      Total Assets                     $19,023,557     $11,948,334        $30,971,891    $      (7,302)        $30,964,589
                                       ===========     ===========        ===========    =============         ===========

Liabilities:
  Payables:
    Security purchases payable         $   846,725     $        --        $   846,725    $      --             $   846,725
    Dividends payable                          --            9,366              9,366           13,865 (b)          23,231
    Fund shares redeemed                    81,160          53,851            135,011           --                 135,011
    Accrued expenses                        18,714          10,735             29,449          (21,167)(c)           8,282
                                       -----------     -----------        -----------    -------------         -----------
      Total liabilities                $   946,599     $    73,952        $ 1,020,551    $      (7,302)        $ 1,013,249
                                       -----------     -----------        -----------    -------------         -----------
Net Assets
  Capital stock                        $18,211,996     $12,605,369        $30,817,365    $      --             $30,817,365
  Undistributed net realized
    gains (losses) on investments         (219,774)       (302,255)          (522,029)          --                (522,029)
  Net unrealized appreciation
    (depreciation) on investments           84,736        (428,732)          (343,996)          --                (343,996)
                                       -----------     -----------        -----------    -------------         -----------
      Total net assets                 $18,076,958     $11,874,382        $29,951,340    $      --             $29,951,340
                                       -----------     -----------        -----------    -------------         -----------
      Total Liabilities and
        Net Assets                     $19,023,557     $11,948,334        $30,971,891    $      (7,302)        $30,964,589
                                       ===========     ===========        ===========    =============         ===========
Net asset value and redemption
  price per share                      $     11.00     $      9.05                                             $     11.00
                                       ===========     ===========                                             ===========
Maximum offering price per share       $     11.49     $      9.05                                             $     11.49
                                       ===========     ===========                                             ===========
                                                                                        Conversion               Pro Forma
Shares Outstanding                                                                      Adjustment                Shares
Reconciliation

Net assets                             $18,076,958     $11,874,382                                             $29,951,340
Shares authorized                        Unlimited     100,000,000                                               Unlimited
Shares issued and outstanding            1,644,035       1,311,412                            (232,598)(d)       2,722,849
Net asset value and
  redemption price                     $     11.00     $      9.05                                             $     11.00

 The accompanying notes to the pro forma combining financial statements are an integral part of these statements.

                        THE NEBRASKA MUNICIPAL FUND AND
                  HEARTLAND NEBRASKA TAX FREE FUND PORTFOLIOS
                  Pro Forma Combining Statement of Operations
                       for the Year Ended July 31, 1996
                                      (Unaudited)

                                     The        Heartland
                                   Nebraska     Nebraska
                                   Municipal    Tax Free                                       Pro Forma
                                     Fund         Fund       Combined       Adjustments          Effect
                                   --------     --------    ----------      -----------        ----------
Investment Income:
 Interest                          $960,630     $728,398    $1,689,028      $     --           $1,689,028
 Dividends                            8,088           --         8,088            --                8,088
                                   --------     --------    ----------      --------           ----------
   Total investment income         $968,718     $728,398    $1,697,116      $     --           $1,697,116
                                   --------     --------    ----------      -----------        ----------
Expenses:
 Investment advisory fees          $ 84,492     $ 82,896    $  167,388      $(19,130)(e)       $  148,258
 Distribution fees                   42,246           --        42,246        31,883 (e)           74,129
 Custodian fees                      10,784        1,708        12,492         6,430 (e)           18,922
 Transfer agent fees                 45,119       14,886        60,005        19,166 (e)           79,171
 Accounting service fees             35,320        8,507        43,827        18,149 (e)           61,976
 Audit and legal fees                 2,870        8,574        11,444        (5,722)(f)            5,722
 Printing and postage                 3,124        5,795         8,919        (4,459)(f)            4,460
 Insurance                              435           --           435            --                  435
 Trustee's fees                       1,210        4,007         5,217        (4,007)(f)            1,210
 License fees, and registration       2,039        1,926         3,965        (1,926)(f)            2,039
 Amortization of
  organization costs                  5,527        3,370         8,897        (3,370)(a)            5,527
                                   --------     --------    ----------      -----------        ----------
   Total expenses                  $233,166     $131,669    $  364,835      $ 37,014           $  401,849

Less expenses waived or
 absorbed by the Fund's
 manager                            129,053       41,447       170,500        50,879 (g)          221,379
                                   --------     --------    ----------      -----------        ----------
   Net expenses                    $104,113     $ 90,222    $  194,335      $(13,865)(g)       $  180,470
                                   --------     --------    ----------      -----------        ----------
Net investment income              $864,605     $638,176    $1,502,781      $ 13,865           $1,516,646
                                   --------     --------    ----------      -----------        ----------
Net realized loss on
 investments                       $(15,386)    $(69,596)   $  (84,982)     $     --           $  (84,982)
Net unrealized appreciation
 on investments                      23,173      376,838       400,011            --              400,011
                                   --------     --------    ----------      -----------        ----------
   Net realized and
    unrealized gains on
    investments                    $  7,787     $307,242    $  315,029      $     --           $  315,029
                                   --------     --------    ----------      -----------        ----------

Net increase in net assets
 resulting from operations         $872,392     $945,418    $1,817,810      $ 13,865           $1,831,675
                                   ========     ========    ==========      ===========        ==========

The accompanying notes to the pro forma combining financial statements are an integral part of these statements.

                        THE NEBRASKA MUNICIPAL FUND AND
                  HEARTLAND NEBRASKA TAX FREE FUND PORTFOLIOS
                Pro Forma Combining Schedule of Investments(b)
                                 July 31, 1996
                                  (Unaudited)

                                                                                              The       Heartland
                                                                                           Nebraska     Nebraska
                                                                                           Municipal    Tax Free
                                                                                             Fund         Fund       Pro Forma
                                                           Coupon             Ppincipal    Portfolio    Portfolio    Combined
                       Description                          Rate    Maturity    Amount       Value        Value        Value
-----------------------------------------------         ---------  ---------- ----------  -----------  -----------  -----------
GENERAL OBLIGATION (11.90%)
Douglas County, NE (Law
 Enforcement Center) G.O. 95                                5.750%  07/01/10   $ 275,000   $  281,988   $            $  281,988
Lincoln, NE G.O.
 Strm Swr & Drng System 95                                  5.500   06/01/14     200,000      198,150                   198,150
Lincoln, NE G.O.
 Strm Swr & Drng System 95                                  5.500   06/01/15     200,000      196,718                   196,718
Lincoln, NE G.O. Various Purpose 95                         5.500   12/01/15     200,000      195,254                   195,254
Lincoln/Lancaster Counties,
 NE Publ Bldg. Comm. Rev.                                   5.875   10/15/23     850,000      837,768                   837,768
Omaha, NE Various Purpose 94                                6.250   12/01/12     250,000      263,730                   263,730
Omaha, NE Various Purpose 94                                6.250   12/01/14     250,000      261,508                   261,508
Arapahoe, NE Various Purpose                                5.400   11/15/08      55,000                    55,970       55,970
Arapahoe, NE Various Purpose                                5.450   11/15/09      25,000                    25,188       25,188
Arapahoe, NE Various Purpose                                5.500   11/15/13      70,000                    67,113       67,113
Dawson County, NE Sanitation and
 Improvement District                                       6.950   12/01/05     125,000                   126,746      126,746
Hastings, NE Various Purpose
 Bonds - Series 1993                                        5.550   07/15/11      25,000                    25,045       25,045
Hemingford, NE Ref. (Gen Oblig)                             5.600   02/15/12     115,000                   113,419      113,419
Lincoln, NE Parking Rev Bonds                               5.100   08/15/12     170,000                   156,825      156,825
Lincoln, NE Parking Rev Bonds                               5.200   08/15/13     285,000                   263,625      263,625
Lincoln, NE Parking Rev Bonds                               5.200   08/15/14     215,000                   197,263      197,263
Papillion, NE Var Pur Series 1994B                          6.150   07/01/12     105,000                   106,181      106,181
Washington County, NE GO Courthouse                         5.200   01/01/08      40,000                    39,600       39,600
Washington County, NE GO Courthouse                         5.450   01/01/14     160,000                   153,395      153,395
                                                                                           ----------   ----------   ----------
                                                                                           $2,235,116   $1,330,370   $3,565,486
                                                                                           ----------   ----------   ----------
FINANCIAL/BUSINESS SERVICES (12.08%)
NE Hgr. Educ. Loan Pgm.
 Jr. Subord. Term 93-2 A-6                                  6.450%  06/01/18   $ 400,000   $  402,048   $            $  402,048
NE Hgr. Educ. Loan Pgm.
 Sr/Sub. Term 93-2 A-5B                                     6.250   06/01/18     750,000      736,343                   736,343
NE Educational Finance Auth. --
 Midland Lutheran College                                   6.250   06/15/15     100,000                    97,760       97,760
Nebraska Higher Education LN
 Program - Series A                                         6.250   06/01/18      50,000                    50,327       50,327
Nebraska Higher Education LN
 Program - Series B                                         5.875   06/01/14   1,350,000                 1,312,875    1,312,875
NE Investment Finance Auth. --
 Gr. Plains Med. Center                                     6.500   05/15/14     150,000                   153,375      153,375
NE Investment Finance Auth. --
 Single Family Mtg.                                         7.900   08/15/14      10,000                    10,000       10,000
NE Investment Finance Auth. --
 FHA - Muirfield Greens                                     6.800   12/01/15     290,000                   305,588      305,588
NE Investment Finance Auth. -
 FHA - Muirfield Greens                                     6.850   12/01/25     525,000                   551,906      551,906
                                                                                           ----------   ----------   ----------
                                                                                           $1,138,391   $2,481,831   $3,620,222
                                                                                           ----------   ----------   ----------

                                                                                              The        Heartland
                                                                                            Nebraska     Nebraska
                                                                                            Municipal    Tax Free
                                                                                              Fund         Fund       Pro Forma
                                                            Coupon              Principal   Portfolio    Portfolio    Combined
            Description                                      Rate    Maturity    Amount       Value        Value        Value
===============================================================================================================================

HOUSING (6.84%)
Neb. Invst. Fin. Auth. (Muirfield) Multifam.
  Rev. 92                                                    6.800%  12/01/15    $100,000   $  100,272  $             $  100,272
Neb. Investment Finance Auth.
  Single Family Mtg. Rev.                                    6.600   09/01/20     740,000      735,464                   735,464
Neb. Invst. Finance Auth.
  Single Family Hsg. Rev. 95 A                               6.500   09/01/18     400,000      390,932                   390,932
Nebraska Invst. Finance Auth.
  Single Family Mtg. Rev.                                    5.950   03/01/27     250,000      244,158                   244,158
NE Invt. Fin. Auth.
  Multifamily Housing Rev.                                   6.200   06/01/28     500,000      477,940                   477,940
La Vista, NE Fac Corp Rev.                                   5.400   12/15/10      40,000                    37,780       37,780
La Vista, NE Fac Corp Rev.                                   5.400   12/15/11      65,000                    60,938       60,938
                                                                                            ----------  -----------   ----------
                                                                                            $1,948,766  $    98,718   $2,047,484
                                                                                            ----------  -----------   ----------
INSURED/GUARANTEED (17.65%)
Douglas County, NE SD #17 (Millard)
  G.O. 94C MBIA Insured                                      5.650%  12/15/05    $400,000   $  415,748  $             $  415,748
Cass Co., NE USD #1
  Genl. Oblig. FGIC Insured                                  6.350   12/01/19     300,000      309,612                   309,612
Lincoln, NE (Lincoln Genl. Hosp.)
  Rev. & Ref. 93A CGIC Insured                               6.200   12/01/14     100,000      102,906                   102,906
Neb. MuniEnergy Agcy Pwr. Sup Sys.
  Rev. Ref. 92A AMBAC Insured                                6.000   04/01/17     500,000      508,270                   508,270
Otoe County, NE SD #111 (Nebraska
  City) Ref. 95AMBAC Insured                                 5.800   11/15/14     400,000      402,448                   402,448
Buffalo Co., NE (Srs. Char. Hlth. Care)
  Hosp. Rev 91 MBIA Insured                                  6.375   05/15/04     250,000      268,590                   268,590
Buffalo Co., NE (Srs. Char. Hlth. Care)
  Rev 91 MBIA Insured                                        6.625   05/15/09     300,000      323,235                   323,235
LancCo., NE (Bryan Meml Hosp.)
  Auth. #1 Rev. 92 MBIA Insured                              6.600   06/01/12     100,000      107,403                   107,403
LancCo., NE (Bryan Meml Hosp.)
  Auth. #1 Rev. 92 MBIA Insured                              6.700   06/01/22     250,000      265,687                   265,687
Nebraska Educ Fin Auth (Creighton
  Univ) Rev. 94 MBIA Insured                                 5.700   11/01/04     450,000      462,083                   462,083
Northeast Nebraska Solid Waste
  Facility Rev. MBIA                                         5.900   05/15/15     600,000      589,938                   589,938
Lincoln, NE (Lincoln Genl. Hosp.)
  Rev. & Ref. 93B CGIC Insured                               6.200   12/01/14      50,000       51,453                    51,453
Douglas Cty, NE Hosp. Dist. #2
  Rev. MBIA Insured                                          5.500   11/15/21     340,000      329,460                   329,460
Gage Cty, NE SD #15 Gen Oblig
  AMBAC Insured                                              5.900   12/15/16     850,000      846,863                   846,863
NE Education Fin. Auth. (Creighton
  Univ.) Rev. AMBAC Insured                                  5.950   01/01/11     300,000      303,285                   303,285
                                                                                            ----------  -----------   ----------
                                                                                            $5,286,981  $        --   $5,286,981
                                                                                            ----------  -----------   ----------

                                                                                              THE        HEARTLAND
                                                                                            NEBRASKA     NEBRASKA
                                                                                            MUNICIPAL    TAX FREE
                                                                                              FUND         FUND       PRO FORMA
                                                           COUPON              PRINCIPAL    PORTFOLIO    PORTFOLIO    COMBINED
                       DESCRIPTION                          RATE    MATURITY    AMOUNT        VALUE        VALUE        VALUE
====================================================================================================================================
MEDICAL CARE (2.89%)
Univ. of Neb. Facs. Corp. (U. of NE
 Med. Ctr.) Rev. Ref. 93                                    5.250%  07/01/11    $250,000     $242,072     $            $242,072
Scotts Bluff Co., NE (Reg II West
 Med. Ctr.) Hosp Rev 92                                     6.450   12/15/04     275,000      292,342                   292,342
Boone County, NE -- Boon County
 Health Center Project                                      5.400   12/15/13     150,000                   140,438      140,438
Hall County NE, Hosp. Auth.
 Regency Retirement                                         5.450   12/01/08      40,000                    36,845       36,845
HalL County NE, Hosp. Auth.
 Regency Retirement                                         5.500   12/01/09      35,000                    32,099       32,099
Hall County NE, Hosp. Auth.
 Regency Retirement                                         5.500   12/01/10      45,000                    40,894       40,894
Hall County NE, Hosp. Auth.
 Regency Retirement                                         6.000   12/01/18      85,000                    78,413       78,413
                                                                                             --------     --------     --------
                                                                                             $534,414     $328,689     $863,103
                                                                                             --------     --------     --------
REAL ESTATE (2.56%)
Omaha, NE Prkg. Facs Corp.
 (Omaha Park 4/5) Lse. Rev. 95  Aa-1                        5.700%  09/15/15    $750,000     $740,385     $            $740,385
David City, NE Industrial Dev Rev                           6.400   12/15/02      25,000                    25,906       25,906
                                                                                             --------     --------     --------
                                                                                             $740,385     $ 25,906     $766,291
                                                                                             --------     --------     --------
SCHOOL (15.74%)
Chadron St College, NE Student
 Fees & Facs. Rev. Ref. 94                                  5.700%  07/01/11    $240,000     $232,606     $            $232,606
Univ of Neb (Omaha Student Ctr)
 Brd. of Rgts. Rev. 93                                      5.250   05/15/10     250,000      244,237                   244,237
Douglas Co., NE SD #1 (Omaha)
 G.O. Ref. 93 B                                             5.000   12/15/11     200,000      190,410                   190,410
Dawson Cty, NE (Lexington) SD #1 G.O.                       5.350   12/15/11     125,000      121,367                   121,367
Dawson Cty, NE (Lexington) SD #1 G.O.                       5.400   12/15/12     135,000      130,864                   130,864
Dawson Cty, NE (Lexington) SD #1 G.O.                       5.450   12/15/13     115,000      111,248                   111,248
Dawson Cty, NE (Lexington) SD #1 G.O.                       5.450   12/15/14     140,000      135,282                   135,282
Lancaster Cty, NE (Lincoln) SD #1 G.O.                      5.600   07/15/06     150,000      151,830                   151,830
Washington Cty, NE (Blair) SD #1 G.O.                       5.900   07/15/15     135,000      135,486                   135,486
Antelope County, NE SD - Series A                           5.250   12/15/12      25,000                    23,487       23,487
Antelope County, NE SD - Series B                           5.250   12/15/12      40,000                    37,579       37,579
Antelope County, NE SD - Series A                           5.300   12/15/13      20,000                    18,754       18,754
Antelope County, NE SD - Series B                           5.300   12/15/13      45,000                    42,197       42,197
Antelope County, NE SD - Series A                           5.350   12/15/14      25,000                    23,531       23,531
Antelope County, NE SD - Series B                           5.350   12/15/14      45,000                    42,356       42,356
Cass County, NE School District #1                          6.250   12/01/14     300,000                   312,960      312,960
Cedar County, NE School District #45                        5.250   11/15/10     245,000                   245,613      245,613
Cedar County, NE School District #45                        5.350   11/15/14     100,000                    93,625       93,625
Dixon County, NE, Ponca Pub Schools                         4.800   12/01/05      55,000                    52,731       52,731
Kearney County, NE SD #503                                  6.150   12/15/12     100,000                   100,281      100,281
Merrick County, NE SD #49                                   6.200   07/01/10      45,000                    45,148       45,148
Merrick County, NE SD #49                                   6.250   07/01/14      50,000                    50,125       50,125
Merrick County, NE SD #4                                    5.350   01/15/11     100,000                    93,525       93,525
Merrick County, NE SD #4                                    5.350   01/15/12     100,000                    93,250       93,250
Nebraska State Colleges Brd of  Trustees                    5.700   07/01/11     300,000                   288,375      288,375
Nebraska State Educational Serv Unit #3                     5.500   06/01/13     450,000                   434,250      434,250
Saunders County, NE SD #9                                   5.400   12/01/14      75,000                    70,616       70,616
Saunders County, NE SD #9                                   5.450   12/01/16     235,000                   221,854      221,854
Saunders County, NE SD #9                                   5.450   12/01/17     125,000                   117,834      117,834
Saunders County, NE SD #9                                   5.500   12/01/18      25,000                    23,688       23,688
Stanton County, NE SD #003                                  5.300   11/15/12     200,000                   190,000      190,000
University of Nebraska-Omaha Student Ctr.                   5.350   05/15/13     350,000                   341,373      341,373

                                                                                             The        Heartland
                                                                                           Nebraska     Nebraska
                                                                                           Municipal    Tax Free
                                                                                             Fund         Fund       Pro Forma
                                                           Coupon             Principal    Portfolio    Portfolio    Combined
           Description                                      Rate    Maturity    Amount       Value        Value        Value
-------------------------------------------------------------------------------------------------------------------------------
University of Nebraska-Omaha Student Ctr.                   5.250   05/15/14     200,000                   196,250      196,250
Washington County, NE School District                       5.800   07/15/11     100,000                   100,250      100,250
                                                                                          -----------  -----------  -----------
                                                                                          $ 1,453,330  $ 3,259,652  $ 4,712,982
                                                                                          -----------  -----------  -----------
Utilities (27.89%)
Hastings, NE Electric Rev.                                  6.300%  01/01/19  $  370,000  $   380,663               $   380,663
Hastings, NE Electric System
  Rev. Ref. 93                                              5.200   01/01/13     100,000       93,875                    93,875
Lincoln, NE Electric System Rev's Aa                        5.750   09/01/16     750,000      744,435                   744,435
Nebraska Pub Pwr Dist Power
  Supply System Rev. 93                                     6.125   01/01/15     390,000      395,756                   395,756
Nebraska Pub Pwr Dist Power
  Supply System Rev. 93                                     5.750   01/01/20     750,000      730,890                   730,890
Omaha, NE Pub Pwr Dist Electric
  System Rev. 93B                                           5.700   02/01/17     250,000      246,580                   246,580
Omaha, NE Pub Pwr Dist Electric
  System Rev. 86A                                           6.000   02/01/15     330,000      326,545                   326,545
Omaha, NE Pub Pwr Dist Electric
  System Rev. 92B                                           6.200   02/01/17     500,000      516,790                   516,790
Grand Island, NE Sewer System
  Revenue 94                                                6.000   04/01/14     250,000      257,035                   257,035
Kearney, NE Comb Utilities Rev. 94                          6.100   06/01/14     400,000      395,600                   395,600
Lincoln, NE Water Rev. and Ref. 93                          5.300   08/15/11     200,000      196,686                   196,686
Consumer's Public Power District                            5.100   01/01/03      15,000                    15,000       15,000
Hastings, NE Electrical Systems                             5.200   01/01/13     270,000                   248,400      248,400
Kearney, NE Comb Utility Rev Bonds                          6.100   06/01/14     200,000                   203,994      203,994
Lincoln, NE Electrical Syst - Series A                      5.250   09/01/15     960,000                   898,714      898,714
Municipal Energy Agency of NE                               6.000   04/01/17     500,000                   510,045      510,045
Nebraska Pub Power Dist - Series C                          5.000   01/01/09     100,000                    95,299       95,299
Nebraska Pub Power Dist - Series B                          5.250   01/01/13     600,000                   567,048      567,048
Nebraska Pub Power Dist - Series C                          5.000   01/01/17   1,000,000                   898,010      898,010
Omaha, NE Pub Power Dist - Series B                         5.600   02/01/12      80,000                    79,372       79,372
Omaha, NE Public Power District                             5.300   02/01/18     590,000                   552,618      552,618
                                                                                          -----------  -----------  -----------
                                                                                          $ 4,284,855  $ 4,068,500  $ 8,353,355
                                                                                          -----------  -----------  -----------
Total Municipal Bonds                                                                      17,622,238  $11,593,666  $29,215,904
                                                                                           ----------  -----------  -----------
Short Term Tax-Exempt Securities
  Federated tax free trust                                                                $ 1,095,751  $        --  $ 1,095,751
                                                                                          -----------  -----------  -----------
Total Investments in Securities                                                           $18,717,989  $11,593,666  $30,311,655
                                                                                          ===========  ===========  ===========

Percentages shown are a percent of combined net assets.

  The accompanying notes are an integral part of these financial statements.

                        THE NEBRASKA MUNICIPAL FUND AND
                        HEARTLAND NEBRASKA TAX FREE FUND
               Notes to Pro Forma Combining Financial Statements
                                 July 31, 1996
                                  (Unaudited)


     Summary of Pro Forma Financial Statements and Assumptions

     The Reorganization to which the foregoing pro forma financial statements relate involves the transfer of all assets of the Heartland Nebraska Tax Free Fund (net of its liabilities) to the Nebraska Municipal Fund, in exchange for shares of common stock of The Nebraska Municipal Fund, and the pro rata distribution, on the closing date, of such shares of The Nebraska Municipal Fund to the shareholders of the Heartland Nebraska Tax Free Fund as provided in the plan. The Funds will not be responsible for any of the expenses associated with the Reorganization.

     The foregoing unaudited pro forma financial statements consist of: (i) Pro Forma Combining Statements of Assets and Liabilities as of July 31, 1996, assuming the Reorganization had been consummated on that date; (ii) Pro Forma Combining Statement of Operations for the year ended July 31, 1996, giving effect to the Reorganization as if it had been consummated on August 1, 1995; and (iii) Pro Forma Combining Schedule of Investments as of July 31, 1996, assuming the Reorganization had been consummated on that date.

     Because of the similarities in the investment objectives and policies of the Heartland Nebraska Tax Free Fund and The Nebraska Municipal Fund, and the fact that all of the portfolio securities of the Heartland Nebraska Tax Free Fund are eligible for investment by The Nebraska Municipal Fund, it is not anticipated that any securities held by either Fund will be sold before or after the Reorganization, other than in the ordinary course of business. Accordingly, the presentation of the Pro Forma Combining Schedule of Investments assumes that the investment manager will not sell any of the securities in connection with the Reorganization. Therefore, no adjustment column is presented.

     The pro forma adjustments to the foregoing pro forma combining financial statements consist of:

          a. The adjustment to other assets in the Pro Forma Combining Statement of Assets and Liabilities reflects the write off of the remaining deferred organization costs of the Heartland Nebraska Tax Free Fund in connection with the Reorganization. The adjustment to amortization of organization costs in the Pro Forma Combining Statement of Operations reflects the fact that such amortization will not occur if remaining deferred organization costs are written off.

          b. Assumes the reduction in pro forma net expenses is distributed to the shareholders of the Combined Fund.

          c. Reflects the adjustments made to pro forma net expenses as shown on the Pro Forma Combining Statement of Operations and described in notes e, f and g below, and the adjustment for forgiveness of the amount payable to the adviser for deferred organization costs.

          d. In the Reorganization, The Nebraska Municipal Fund will issue a number of its shares equal to the amount obtained by dividing the total net asset value of the Heartland Tax Free Fund by the net asset value per share of the Nebraska Municipal Fund. These newly issued Nebraska Municipal Fund shares will then be distributed to the Heartland Nebraska Tax Free Fund shareholders in exchange for the then outstanding Heartland Nebraska Tax Free Fund shares which will be canceled. As a consequence, a share reconciliation representing the difference between the number of The Nebraska Municipal Fund shares to be issued in the Reorganization and the number of Heartland Nebraska Tax Free Fund shares given up in the Reorganization is shown. The share reconciliation represents a decrease in the number of outstanding shares of the Combined Fund because net asset value per share of The Nebraska Municipal Fund was higher than that of the Heartland Nebraska Tax Free Fund at July 31, 1996.

          e. The adjustments to the investment advisory fee, distribution fee, custodian fee, transfer agent fee, and accounting service fee reflect the increase (decrease) in expenses assuming the Combined Fund operated under The Nebraska Municipal Fund's fee structure for the entire year ended July 31, 1996.

          f. Reductions in audit and legal fees, printing and postage, trustees' fees, license, registration, and other fees reflect the elimination of duplicative costs.

          g. The adjustment to expenses waived or absorbed by the Fund's manager and resulting net expenses assumes the Combined Fund operated under The Nebraska Municipal Fund's fee structure for the entire year ended July 31, 1996.

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